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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                       Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2011 through September 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                        Pioneer Strategic
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | September 30, 2012
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PSRAX
                        Class B     PSRBX
                        Class C     PSRCX
                        Class R     STIRX
                        Class Y     STRYX
                        Class Z     STIZX

                        [LOGO] PIONEER
                               Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          97

Notes to Financial Statements                                                107

Report of Independent Registered Public Accounting Firm                      121

Trustees, Officers and Service Providers                                     122

                       Pioneer Strategic Income Fund | Annual Report | 9/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through September 30, 2012, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first nine months of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/12 3

Portfolio Management Discussion | 9/30/12

A variety of contrasting--and sometimes contradictory--factors drove global fixed-income markets during the 12-month period ended September 30, 2012, as credit risk moved in and out of favor in response to changing economic and political developments both in the U.S. and overseas. In the following interview, Kenneth J. Taubes discusses the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period ended September 30, 2012. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment during the 12-month period ended September 30, 2012?

A The Fund's fiscal year began in the fourth quarter of 2011 (October 1, 2011) with a brisk rally in credit-sensitive investments, including high-yield corporate bonds, which were attractively priced after a market slump during the previous quarter. Economic growth appeared steady, but moderate, while investors reacted positively to the efforts of both the U.S. Federal Reserve (the Fed) and the European Central Bank (ECB) to inject more liquidity into the financial system.

    Market optimism diminished and credit-sensitive securities fell out of favor, however, starting in April and May of 2012, due to several developments. First, sovereign-debt problems in Greece, Spain and some other European nations re-emerged and the effects of the ECB's Long Term Refinancing Operations (LTRO) program appeared to fade. Second, new reports suggested that economic growth in China was weakening at the same time that uncertainty was increasing about the country's new political leadership that would be taking power in 2013. Third, reports indicated that U.S. gross domestic product (GDP) growth was slowing, and a number of major domestic corporations announced disappointing earnings results. The confluence of the three factors caused a downturn in the corporate bond market through much of the summer of 2012, before a more optimistic outlook returned to the markets starting in August, in response to several announcements.

    The ECB announced in August 2012 that it could become more active in buying the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the Fed announced its

4 Pioneer Strategic Income Fund | Annual Report | 9/30/12 third round of quantitative easing ("QE3"), in an effort to encourage lower interest rates through the purchasing of government securities in the open market. Additionally, monetary authorities in China announced that they also were lowering short-term interest rates and easing credit conditions. The combination of the central bank announcements helped to trigger a sharp rally in the financial markets, and high-yield and other credit- sensitive securities rallied through the end of the 12-month period on September 30, 2012, outperforming higher-quality securities.

Q How did the Fund perform in that environment during the 12-month period ended September 30, 2012?

A Pioneer Strategic Income Fund Class A shares returned 11.69% at net asset value during the 12-month period ended September 30, 2012, while the Fund's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index), returned 6.45%. During the same 12-month period, the average return of the 220 mutual funds in Lipper's Multi-Sector Income Funds category was 11.76%.

    On September 30, 2012, the standardized 30-day SEC yield of the Fund's Class A shares was 3.94%.

Q How did you manage the Fund in the prevailing investment environment during the 12-month period ended September 30, 2012, and how did the positioning affect the Fund's performance?

A We overweighted the portfolio to the credit sectors throughout the 12-month period, believing that conditions for a sustainable economic recovery, particularly in the United States, were improving. At the end of the Fund's fiscal year, on September 30, 2012, approximately 40% of the portfolio's net assets were invested in the higher-yielding, below-investment-grade sectors, including high-yield corporate bonds and floating-rate asset-backed bonds and loans. We allocated 5% of the Fund's net assets to convertibles, believing that the securities increased the potential for gains as equity values started to rise. Additionally, another 16.5% of the Fund's net assets were invested in U.S. investment-grade corporate debt.

    The Fund's positioning favoring the credit sectors helped to drive its outperformance of the benchmark Barclays Index during the full 12-month period, as the high-yield market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 18.9%. In contrast, the

                       Pioneer Strategic Income Fund | Annual Report | 9/30/12 5 broad bond market, which is dominated by higher-rated securities, rose by just 6.5% during the 12-month period, as measured by the Barclays Index.

    Credit-sensitive securities generally rose in value during the period as spreads between the yields of lower-rated and higher-rated bonds narrowed. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) At the same time, the default rates for higher-risk, lower-rated debt remained relatively low by historical standards.

    The Fund also benefited from its currency positioning during the 12-month period as foreign currencies, other than the euro, tended to rise in value relative to the U.S. dollar. On average, we allocated approximately 10% of the portfolio's net assets to investments denominated in foreign currencies during the period, although we had sold most of the Fund's exposure to the euro early in 2011. We allocated increasing amounts of the Fund's currency sleeve to investments denominated in the currencies of countries such as Norway, Canada and Sweden, all of which featured strong fundamentals in both national and corporate financial balance sheets as well as higher growth potential. Although we also had emphasized the Australian dollar early in the 12-month period, we reduced the portfolio's position because of our concerns about the effects that slowing growth trends in China, and rising interest rates, might have on Australia. In addition to maintaining the Fund's investments in the currencies of financially healthy developed nations, we increased currency positions in the stronger emerging market nations, such as Mexico, the Philippines, and Turkey--countries whose economies we expect to outpace those of the developed markets, and to experience credit improvement. At the end of the Fund's fiscal year, the allocation to investments denominated in non-U.S. currencies settled in at about 8% of the portfolio's net assets.

Q What individual investments or sector allocation decisions most influenced the Fund's performance during the 12-month period ended September 30, 2012?

A The Fund saw strong results from an overweighted position in investment-grade corporate securities, especially in the financials sector. At the start of the period in October 2011, securities issued by financials corporations appeared attractive relative to other investment-grade debt. During the period, the prices of the securities rose and moved in line with prices in other sectors, benefiting the Fund's performance significantly. Standout

6 Pioneer Strategic Income Fund | Annual Report | 9/30/12 individual performers for the Fund in financials included the debt of investment bank Goldman Sachs, banking corporations JPMorgan Chase and PNC, and Mexican banking corporation Grupo Financiero BBVA Bancomer.

    The Fund's noteworthy underweighting of government-agency mortgage-backed securities (MBS) also helped performance substantially during the 12-month period. While government-agency MBS performed well relative to U.S. Treasuries, they significantly underperformed non-agency mortgages, which we emphasized in the portfolio during the period because of their more attractive relative values. We avoided agency MBS during the period because we thought their prices were too high as a result of the Fed's decision to purchase them on the open market.

    We continue to believe that equities are attractively priced, and so we have looked for opportunities to invest the Fund in convertible securities, whose performance is more closely linked to that of stocks. One of the better performers for the Fund in that area was the convertible debt of technology company Novellus Systems, which produces equipment used in the development of semiconductor chips.

    Two Irish-based investments made notable contributions to the Fund's results during the fiscal year ended September 30, 2012: bonds issued by the Republic of Ireland, which gained in value as the Irish government strengthened its finances; and the high-yield corporate bonds of Ardagh Packaging, a glass producer with operations in the U.S. and Europe as well as Ireland.

    Notwithstanding the strong overall and benchmark-relative performance, the Fund did have some disappointing investments during the 12-month period. Notably, the unexpected bankruptcy announcement by AMR, the parent company of American Airlines, in November 2011 undermined the prices of airport facility bonds dependent on receiving revenues from the airline, even though the bonds secured by aircraft did not sell off. The Fund's AMR positions hurt performance in the wake of the bankruptcy announcement, and we eliminated all AMR-related holdings from the portfolio. The Fund's investment in truck manufacturer Navistar also hurt performance during the period, as the company's difficulties in complying with federal regulations on the air emissions of its engines hurt the value of

                       Pioneer Strategic Income Fund | Annual Report | 9/30/12 7

    Navistar's bonds. Lastly, weak demand for metallurgical coal undermined the performance of bonds issued by James River Coal, another disappointing Fund holding during the period.

Q   What is your investment outlook?

A We think the credit sectors in the fixed-income markets should continue to perform well, although their potential price gains may be more limited as we look to the immediate future. As we enter the final quarter of 2012, valuations for corporate bonds and other credit-sensitive securities appear to be generally fair, given the historically average spreads and the underlying fundamentals, which look solid. High dollar prices of most securities, however, will limit potential appreciation. At the same time, low-yielding Treasuries appear very expensive to us.

    We think that the yields of higher-rated securities are not likely to become more attractive for some time, as the Fed has made it clear that it is committed to keeping interest rates low to spur economic growth and new job creation. Given that reality, the higher yields available from the credit sectors are likely to keep corporate securities and other credit-sensitive investments in favor, especially as it becomes clearer that the general economy is improving: consumer spending has been increasing, while the troubled housing market appears to have bottomed out and shown signs of improvement.

    One of the immediate issues facing the capital markets is the so-called "fiscal cliff " that the U.S. government faces in the coming months. Congress and the president must address critical decisions about the nation's debt ceiling, government spending and taxes, and they must do it before January of 2013 to avoid going off the "fiscal cliff."

    Given all the realities facing the markets today, we think it makes sense to focus the Fund's investment strategy on the credit sectors, while keeping the portfolio's duration, which is a measure of price sensitivity to changes in interest rates, below average. We also plan to continue to shift some of the Fund's assets to overseas markets as investment opportunities present themselves. Overall, we expect to keep the portfolio well diversified* across different sectors of the fixed-income market, and to watch carefully for any signs of change in the investment environment.

* Diversification does not assure a profit or protect against loss in a declining market.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Please refer to the Schedule of Investments on pages 21-95 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/12 9

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Portfolio Summary | 9/30/12

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

AAA                                                                        17.0%
AA                                                                          5.6%
A                                                                           9.3%
BBB                                                                        26.1%
BB                                                                         20.7%
B                                                                          13.3%
CCC                                                                         2.3%
Not Rated                                                                   3.7%
Cash Equivalent                                                             2.0%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Corporate Bonds                                                       26.0%
International Corporate Bonds                                              18.1%
Senior Secured Loans                                                       13.4%
Collateralized Mortgage Obligations                                        11.9%
Foreign Government Bonds                                                    7.2%
Municipal Bonds                                                             6.3%
U.S. Government Securities                                                  5.6%
Asset Backed Securities                                                     4.5%
Convertible Corporate Bonds                                                 4.3%
U.S. Preferred Stocks                                                       1.4%
Common Stocks                                                               0.7%
Convertible Preferred Stocks                                                0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.  Philippine Government Bond, 5.875%, 3/1/32                            0.73%
--------------------------------------------------------------------------------
 2.  Canada Housing Trust No. 1, 3.75%, 3/15/20 (144A)                     0.62
--------------------------------------------------------------------------------
 3.  Canadian Government Bond, 2.0%, 6/1/16                                0.57
--------------------------------------------------------------------------------
 4.  U.S. Treasury Bonds, 4.5%, 8/15/39                                    0.57
--------------------------------------------------------------------------------
 5.  U.S. Treasury Bonds, 4.375%, 11/15/39                                 0.48
--------------------------------------------------------------------------------
 6.  International Bank for Reconstruction & Development, 3.25%, 4/14/14   0.47
--------------------------------------------------------------------------------
 7.  Mexican Bonos, 7.75%, 11/13/42                                        0.45
--------------------------------------------------------------------------------
 8.  Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20 (144A)          0.43
--------------------------------------------------------------------------------
 9.  Indonesia Treasury Bond, 8.25%, 6/15/32                               0.42
--------------------------------------------------------------------------------
10.  Intel Corp., 2.95%, 12/15/35                                          0.42
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 11

Prices and Distributions | 9/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      9/30/12                         9/30/11
--------------------------------------------------------------------------------
           A                         $11.21                           $10.63
--------------------------------------------------------------------------------
           B                         $11.06                           $10.48
--------------------------------------------------------------------------------
           C                         $10.98                           $10.41
--------------------------------------------------------------------------------
           R                         $11.39                           $10.80
--------------------------------------------------------------------------------
           Y                         $11.22                           $10.64
--------------------------------------------------------------------------------
           Z                         $11.20                           $10.62
--------------------------------------------------------------------------------

Distributions per Share: 10/1/11-9/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term            Long-Term
          Class           Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
            A            $0.5276              $0.0212              $0.0756
--------------------------------------------------------------------------------
            B            $0.4251              $0.0212              $0.0756
--------------------------------------------------------------------------------
            C            $0.4426              $0.0212              $0.0756
--------------------------------------------------------------------------------
            R            $0.5021              $0.0212              $0.0756
--------------------------------------------------------------------------------
            Y            $0.5635              $0.0212              $0.0756
--------------------------------------------------------------------------------
            Z            $0.5521              $0.0212              $0.0756
--------------------------------------------------------------------------------

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-18.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Performance Update | 9/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                         Net Asset             Public Offering
Period                   Value (NAV)           Price (POP)
--------------------------------------------------------------------------------
10 Years                  8.97%                8.47%
5 Years                   8.19                 7.20
1 Year                   11.69                 6.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Strategic     Barclays Capital U.S.
                         Income Fund           Universal Index
9/30/2002                $   9,550             $  10,000
9/30/2003                $  11,648             $  10,712
9/30/2004                $  12,784             $  11,186
9/30/2005                $  13,702             $  11,563
9/30/2006                $  14,308             $  12,035
9/30/2007                $  15,218             $  12,673
9/30/2008                $  15,105             $  12,967
9/30/2009                $  17,475             $  14,382
9/30/2010                $  19,797             $  15,664
9/30/2011                $  20,194             $  16,412
9/30/2012                $  22,555             $  17,470

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 13

Performance Update | 9/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                         If                    If
Period                   Held                  Redeemed
--------------------------------------------------------------------------------
10 Years                  8.13%                8.13%
5 Years                   7.38                 7.38
1 Year                   10.81                 6.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Strategic     Barclays Capital U.S.
                         Income Fund           Universal Index
9/30/2002                $  10,000             $  10,000
9/30/2003                $  12,098             $  10,712
9/30/2004                $  13,171             $  11,186
9/30/2005                $  14,009             $  11,563
9/30/2006                $  14,518             $  12,035
9/30/2007                $  15,306             $  12,673
9/30/2008                $  15,087             $  12,967
9/30/2009                $  17,307             $  14,382
9/30/2010                $  19,478             $  15,664
9/30/2011                $  19,715             $  16,412
9/30/2012                $  21,846             $  17,470

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Performance Update | 9/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                         If                    If
Period                   Held                  Redeemed
--------------------------------------------------------------------------------
10 Years                  8.19%                 8.19%
5 Years                   7.45                  7.45
1 Year                   10.97                 10.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Strategic     Barclays Capital U.S.
                         Income Fund           Universal Index
9/30/2002                $  10,000             $  10,000
9/30/2003                $  12,084             $  10,712
9/30/2004                $  13,171             $  11,186
9/30/2005                $  14,019             $  11,563
9/30/2006                $  14,525             $  12,035
9/30/2007                $  15,340             $  12,673
9/30/2008                $  15,111             $  12,967
9/30/2009                $  17,356             $  14,382
9/30/2010                $  19,540             $  15,664
9/30/2011                $  19,800             $  16,412
9/30/2012                $  21,972             $  17,470

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 15

Performance Update | 9/30/12                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                          If                   If
Period                    Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                  8.77%                 8.77%
5 Years                   7.92                  7.92
1 Year                   11.35                 11.35
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Strategic     Barclays Capital U.S.
                         Income Fund           Universal Index
9/30/2002                $  10,000             $  10,000
9/30/2003                $  12,238             $  10,712
9/30/2004                $  13,395             $  11,186
9/30/2005                $  14,333             $  11,563
9/30/2006                $  14,935             $  12,035
9/30/2007                $  15,842             $  12,673
9/30/2008                $  15,696             $  12,967
9/30/2009                $  18,122             $  14,382
9/30/2010                $  20,491             $  15,664
9/30/2011                $  20,826             $  16,412
9/30/2012                $  23,189             $  17,470

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Performance Update | 9/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                         If                    If
Period                   Held                  Redeemed
--------------------------------------------------------------------------------
10 Years                  9.31%                 9.31%
5 Years                   8.60                  8.60
1 Year                   12.05                 12.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Strategic     Barclays Capital U.S.
                         Income Fund           Universal Index
9/30/2002                $   5,000,000         $  5,000,000
9/30/2003                $   6,097,518         $  5,355,957
9/30/2004                $   6,700,903         $  5,593,140
9/30/2005                $   7,213,309         $  5,781,610
9/30/2006                $   7,566,315         $  6,017,516
9/30/2007                $   8,060,888         $  6,336,253
9/30/2008                $   8,038,830         $  6,483,489
9/30/2009                $   9,333,804         $  7,191,024
9/30/2010                $  10,617,476         $  7,832,148
9/30/2011                $  10,867,772         $  8,205,985
9/30/2012                $  12,177,627         $  8,734,903

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 17

Performance Update | 9/30/12                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                         If                    If
Period                   Held                  Redeemed
--------------------------------------------------------------------------------
10 Years                  9.14%                9.14%
5 Years                   8.53                 8.53
1 Year                   11.96                 11.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Strategic     Barclays Capital U.S.
                         Income Fund           Universal Index
9/30/2002                $  10,000             $  10,000
9/30/2003                $  12,195             $  10,712
9/30/2004                $  13,384             $  11,186
9/30/2005                $  14,345             $  11,563
9/30/2006                $  14,979             $  12,035
9/30/2007                $  15,935             $  12,673
9/30/2008                $  15,963             $  12,967
9/30/2009                $  18,426             $  14,382
9/30/2010                $  20,946             $  15,664
9/30/2011                $  21,427             $  16,412
9/30/2012                $  23,989             $  17,470

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2012, through September 30, 2012.

--------------------------------------------------------------------------------------------------
Share Class                      A           B           C           R           Y           Z
--------------------------------------------------------------------------------------------------
Beginning Account           $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Value on 4/1/12
--------------------------------------------------------------------------------------------------
Ending Account              $ 1,049.13  $ 1,045.87  $ 1,046.10  $ 1,047.90  $ 1,051.72  $ 1,050.18
Value (after expenses)
on 9/30/12
--------------------------------------------------------------------------------------------------
Expenses Paid               $     5.43  $     9.77  $     8.90  $     7.37  $     3.74  $     4.25
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.91%, 1.74%, 1.44%, 0.73% and 0.83% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2012, through September 30, 2012.

--------------------------------------------------------------------------------------------------
Share Class                      A           B           C           R           Y           Z
--------------------------------------------------------------------------------------------------
Beginning Account           $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Value on 4/1/12
--------------------------------------------------------------------------------------------------
Ending Account              $ 1,019.70  $ 1,015.45  $ 1,016.30  $ 1,017.80  $ 1,021.35  $ 1,020.85
Value (after expenses)
on 9/30/12
--------------------------------------------------------------------------------------------------
Expenses Paid               $     5.35  $     9.62  $     8.77  $     7.26  $     3.69  $     4.19
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.91%, 1.74%, 1.44%, 0.73% and 0.83% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

20 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Schedule of Investments | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE BONDS -- 4.2%
                                             ENERGY -- 0.3%
                                             Oil & Gas Exploration & Production -- 0.1%
     4,600,000                     BB-/Ba3   Chesapeake Energy Corp., 2.25%,
                                             12/15/38                                             $    3,705,875
     2,890,000                     BB-/Ba3   Chesapeake Energy Corp., 2.5%,
                                             5/15/37                                                   2,595,581
                                                                                                  --------------
                                                                                                  $    6,301,456
----------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.0%+
     1,700,000                       NR/NR   Golar LNG, Ltd., 3.75%, 3/7/17                       $    1,696,090
----------------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.2%
    11,527,000                       B+/NR   Alpha Appalachia Holdings, Inc.,
                                             3.25%, 8/1/15                                        $   10,633,658
    10,962,000                     CCC-/B2   James River Coal Co., 3.125%,
                                             3/15/18                                                   3,617,460
                                                                                                  --------------
                                                                                                  $   14,251,118
                                                                                                  --------------
                                             Total Energy                                         $   22,248,664
----------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.2%
                                             Diversified Metals & Mining -- 0.2%
    11,700,000                       BB/NR   Vedanta Resources Jersey, Ltd.,
                                             5.5%, 7/13/16                                        $   11,249,550
----------------------------------------------------------------------------------------------------------------
                                             Forest Products -- 0.0%+
     2,800,000                      NR/WR    Sino-Forest Corp., 5.0%,
                                             8/1/13 (144A) (c)                                    $      385,000
     5,015,000                      NR/WR    Sino-Forest Corp., 5.0%, 8/1/13 (c)                         689,562
                                                                                                  --------------
                                                                                                  $    1,074,562
                                                                                                  --------------
                                             Total Materials                                      $   12,324,112
----------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.5%
                                             Electrical Components & Equipment -- 0.2%
    13,615,000                        B/B2   General Cable Corp., 4.5%,
                                             11/15/29 (Step)                                      $   14,568,050
----------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.3%
     6,235,000                       NR/NR   Greenbrier Companies, Inc.,
                                             3.5%, 4/1/18                                         $    5,630,984
    16,319,000                     CCC+/NR   Navistar International Corp.,
                                             3.0%, 10/15/14                                           14,472,913
                                                                                                  --------------
                                                                                                  $   20,103,897
                                                                                                  --------------
                                             Total Capital Goods                                  $   34,671,947
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 21

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                             Health Care Equipment -- 0.7%
    12,027,000                       B+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)                 $   13,485,274
    13,000,000                       B+/NR   Hologic, Inc., 2.0%, 3/1/42 (Step)                       12,650,625
    20,545,000                       NR/NR   NuVasive, Inc., 2.75%, 7/1/17                            19,607,634
                                                                                                  --------------
                                                                                                  $   45,743,533
----------------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.0%+
     2,045,000                       B+/B2   Omnicare, Inc., 3.25%, 12/15/35                      $    2,019,438
----------------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.1%
     5,075,000                       NR/NR   WebMD Health Corp., 2.25%,
                                             3/31/16                                              $    4,694,375
     2,430,000                       NR/NR   WebMD Health Corp., 2.5%, 1/31/18                         2,006,269
                                                                                                  --------------
                                                                                                  $    6,700,644
                                                                                                  --------------
                                             Total Health Care Equipment &
                                             Services                                             $   54,463,615
----------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY &
                                             LIFE SCIENCES -- 0.3%
                                             Biotechnology -- 0.2%
     3,750,000                       NR/NR   Cubist Pharmaceuticals, Inc.,
                                             2.5%, 11/1/17                                        $    6,539,062
     6,760,000                       NR/NR   PDL BioPharma, Inc., 3.75%, 5/1/15                        8,314,800
                                                                                                  --------------
                                                                                                  $   14,853,862
----------------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.1%
     2,025,000                       NR/NR   Salix Pharmaceuticals, Ltd., 1.5%,
                                             3/15/19 (144A)                                       $    1,961,719
                                                                                                  --------------
                                             Total Pharmaceuticals, Biotechnology
                                             & Life Sciences                                      $   16,815,581
----------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.1%
                                             Property & Casualty Insurance -- 0.1%
     4,800,000                   BBB-/Baa3   Fidelity National Financial, Inc.,
                                             4.25%, 8/15/18                                       $    5,853,000
                                                                                                  --------------
                                             Total Insurance                                      $    5,853,000
----------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.5%
                                             Application Software -- 0.5%
     6,150,000                       NR/NR   Concur Technologies, Inc., 2.5%,
                                             4/15/15 (144A)                                       $    9,328,781
    11,763,000                       NR/NR   Mentor Graphics Corp., 4.0%,
                                             4/1/31                                                   13,218,671
     9,445,000                      BB-/NR   Nuance Communications, Inc.,
                                             2.75%, 11/1/31 (144A)                                    10,914,878
                                                                                                  --------------
                                                                                                  $   33,462,330
                                                                                                  --------------
                                             Total Software & Services                            $   33,462,330
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                             Computer Storage & Peripherals -- 0.2%
    11,525,000                       BB/NR   SanDisk Corp., 1.5%, 8/15/17                         $   13,044,859
----------------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.2%
    13,240,000                      BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                             5/15/41 (144A)                                       $    9,921,725
                                                                                                  --------------
                                             Total Technology Hardware &
                                             Equipment                                            $   22,966,584
----------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 1.1%
                                             Semiconductor Equipment -- 0.5%
    12,506,000                   BBB-/Baa1   Lam Research Corp., 1.25%,
                                             5/15/18                                              $   12,083,922
    17,480,000                     BBB-/NR   Novellus Systems, Inc., 2.625%,
                                             5/15/41                                                  19,413,725
                                                                                                  --------------
                                                                                                  $   31,497,647
----------------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.6%
    24,632,000                       A-/NR   Intel Corp., 2.95%, 12/15/35                         $   26,787,300
     4,754,000                       A-/A2   Intel Corp., 3.25%, 8/1/39                                5,859,305
     3,315,000                       NR/NR   JA Solar Holdings Co., Ltd.,
                                             4.5%, 5/15/13                                             3,149,250
     1,255,000                       BB/NR   ON Semiconductor Corp.,
                                             2.625%, 12/15/26                                          1,311,475
     2,364,000                       NR/NR   SunPower Corp., 4.75%, 4/15/14                            2,239,890
                                                                                                  --------------
                                                                                                  $   39,347,220
                                                                                                  --------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                              $   70,844,867
----------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.0%+
                                             Integrated Telecommunication Services -- 0.0%+
     2,040,000                       NR/NR   MasTec, Inc., 4.0%, 6/15/14                          $    2,834,325
                                                                                                  --------------
                                             Total Telecommunication Services                     $    2,834,325
----------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $268,146,584)                                  $  276,485,025
----------------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 1.4%
                                             BANKS -- 0.6%
                                             Diversified Banks -- 0.3%
       234,750          6.50         A-/A3   US Bancorp, Floating Rate Note
                                             (Perpetual)                                          $    6,831,225
       468,000          6.00         A-/A3   US Bancorp, Floating Rate Note
                                             (Perpetual)                                              13,094,640
                                                                                                  --------------
                                                                                                  $   19,925,865
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 23

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
Shares           (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.3%
       730,100                    BBB/Baa2   BB&T Corp., 5.625%,
                                             12/31/99 (Perpetual)                                 $   18,668,657
                                                                                                  --------------
                                             Total Banks                                          $   38,594,522
----------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.6%
                                             Other Diversified Financial Services -- 0.6%
       909,650          7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate Note,
                                             10/30/40                                             $   25,333,752
       462,775          8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate Note,
                                             2/15/40                                                  11,620,280
                                                                                                  --------------
                                                                                                  $   36,954,032
----------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.0%+
         1,900                     CCC+/B3   Ally Financial, Inc., 7.0%, 12/31/99
                                             (Perpetual) (144A)                                   $    1,777,509
                                                                                                  --------------
                                             Total Diversified Financials                         $   38,731,541
----------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.2%
                                             Integrated Telecommunication Services -- 0.2%
       566,000                   BBB-/Baa3   Qwest Corp., 7.375%, 6/1/51                          $   15,214,080
                                                                                                  --------------
                                             Total Telecommunication Services                     $   15,214,080
----------------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $86,322,009)                                   $   92,540,143
----------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED STOCKS -- 0.7%
                                             CAPITAL GOODS -- 0.1%
                                             Industrial Machinery -- 0.1%
        27,900                   BBB+/Baa3   Stanley Black & Decker, Inc., 4.75%,
                                             11/17/15                                             $    3,504,798
                                                                                                  --------------
                                             Total Capital Goods                                  $    3,504,798
----------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.2%
                                             Tires & Rubber -- 0.2%
       305,800                       NR/NR   The Goodyear Tire & Rubber Co.,
                                             5.875%, 4/1/14                                       $   13,507,186
                                                                                                  --------------
                                             Total Automobiles & Components                       $   13,507,186
----------------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.3%
                                             Diversified Banks -- 0.3%
        16,550                    BBB+/Ba1   Wells Fargo & Co., 7.5%, 12/31/99
                                             (Perpetual)                                          $   20,488,900
                                                                                                  --------------
                                             Total Banks                                          $   20,488,900
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (b)      Ratings
Shares           (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.1%
                                             Real Estate Operating Companies -- 0.1%
       119,380                   CCC+/Caa2   Forest City Enterprises, Inc., 7.0%,
                                             12/31/99 (Perpetual)                                 $    6,446,520
                                                                                                  --------------
                                             Total Real Estate                                    $    6,446,520
----------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCKS
                                             (Cost $38,990,451)                                   $   43,947,404
----------------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 0.1%
                                             MATERIALS -- 0.0%+
                                             Forest Products -- 0.0%+
       151,370                               Ainsworth Lumber Co., Ltd.*                          $      364,784
                                                                                                  --------------
                                             Total Materials                                      $      364,784
----------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Airlines -- 0.0%+
        79,678                               Delta Air Lines, Inc.*                               $      729,850
----------------------------------------------------------------------------------------------------------------
                                             Marine -- 0.1%
     1,677,567                               Horizon Lines, Inc.*                                 $    2,315,042
                                                                                                  --------------
                                             Total Transportation                                 $    3,044,892
----------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.0%+
                                             Other Diversified Financial Services -- 0.0%+
         4,633                               BTA Bank JSC (G.D.R.) (144A)*                        $        4,401
----------------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody Banks -- 0.0%+
         4,814                               Legg Mason, Inc.                                     $      118,810
                                                                                                  --------------
                                             Total Diversified Financials                         $      123,211
----------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.0%+
                                             Real Estate Development -- 0.0%+
       266,967                               Newhall Land Development LLC*                        $      373,754
                                                                                                  --------------
                                             Total Real Estate                                    $      373,754
----------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $7,101,118)                                    $    3,906,641
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 25

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 4.4%
                                             MATERIALS -- 0.3%
                                             Diversified Metals & Mining -- 0.0%+
     1,343,661                   BBB+/Baa1   Lehman ABS Manufactured Housing
                                             Contract Trust 2001-B, 5.873%,
                                             4/15/40                                              $    1,472,584
----------------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.2%
     1,600,000                       NR/B1   Credit-Based Asset Servicing and
                                             Securitization LLC, 6.25%, 10/25/36
                                             (Step) (144A)                                        $    1,560,888
     1,738,208          0.31        CCC/B1   Credit-Based Asset Servicing and
                                             Securitization LLC, Floating Rate Note,
                                             4/25/37                                                   1,132,677
     2,707,067                        A/NR   Mid-State Capital Trust 2010-1,
                                             5.25%, 12/15/45 (144A)                                    2,796,904
     2,707,067                      BBB/NR   Mid-State Capital Trust 2010-1,
                                             7.0%, 12/15/45 (144A)                                     2,823,301
                                                                                                  --------------
                                                                                                  $    8,313,770
----------------------------------------------------------------------------------------------------------------
                                             Steel -- 0.0%+
     1,310,580          1.57        AA/Ba3   CDC Mortgage Capital Trust, Floating
                                             Rate Note, 8/25/33                                   $    1,141,057
     1,789,138          0.41      BBB-/Ba3   Soundview Home Loan Trust 2006-1,
                                             Floating Rate Note, 2/25/36                               1,694,653
       140,830          0.34        BB-/A1   Soundview Home Loan Trust 2007-NS1,
                                             Floating Rate Note, 1/25/37                                 140,346
       153,094          0.47        A/Baa3   Specialty Underwriting & Residential
                                             Finance, Floating Rate Note, 9/25/36                        152,429
                                                                                                  --------------
                                                                                                  $    3,128,485
----------------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.1%
     3,400,000          1.52       AAA/Aaa   Chase Issuance Trust, Floating Rate
                                             Note, 8/15/15                                        $    3,439,369
                                                                                                  --------------
                                             Total Materials                                      $   16,354,208
----------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                             Research & Consulting Services -- 0.1%
     3,887,000                        A/NR   TAL Advantage LLC, 4.31%,
                                             5/20/26 (144A)                                       $    4,040,789
                                                                                                  --------------
                                             Total Commercial Services &
                                             Supplies                                             $    4,040,789
----------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.2%
                                             Auto Parts & Equipment -- 0.0%+
CAD  1,918,895                      AAA/NR   Ford Auto Securitization Trust,
                                             2.431%, 11/15/14 (144A)                              $    1,984,533
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.2%
     1,900,000                     AA-/Aa2   AmeriCredit Automobile Receivables
                                             Trust 2010-4, 4.2%, 11/8/16                          $    2,004,435
     1,600,000                      NR/Aa3   AmeriCredit Automobile Receivables
                                             Trust, 4.04%, 7/10/17                                     1,700,091
     2,350,000                        A/A1   Santander Drive Auto Receivables
                                             Trust 2012-1, 3.78%, 11/15/17                             2,464,208
     3,700,000                        A/A1   Santander Drive Auto Receivables
                                             Trust 2012-5, 2.7%, 8/15/18                               3,756,273
                                                                                                  --------------
                                                                                                  $    9,925,007
                                                                                                  --------------
                                             Total Automobiles & Components                       $   11,909,540
----------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise Lines -- 0.1%
     6,250,000                       A/NR    Westgate Resorts LLC, 3.0%,
                                             1/20/25 (144A)                                       $    6,257,812
     3,725,000                     BBB/NR    Westgate Resorts LLC, 4.5%,
                                             1/20/25 (144A)                                            3,729,656
                                                                                                  --------------
                                                                                                  $    9,987,468
                                                                                                  --------------
                                             Total Consumer Services                              $    9,987,468
----------------------------------------------------------------------------------------------------------------
                                             BANKS -- 2.4%
                                             Diversified Banks -- 0.0%+
       407,232          0.57       AAA/Aaa   Wells Fargo Home Equity Trust,
                                             Floating Rate Note, 11/25/35                         $      404,285
     1,483,000          0.63       AAA/Aa2   Wells Fargo Home Equity Trust,
                                             Floating Rate Note, 11/25/35                              1,387,777
     1,774,431          0.60        AAA/NR   Wells Fargo Home Equity Trust,
                                             Floating Rate Note, 12/25/35
                                             (144A)                                                    1,714,388
                                                                                                  --------------
                                                                                                  $    3,506,450
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 2.4%
     1,485,501          1.30        AAA/A1   Accredited Mortgage Loan Trust,
                                             Floating Rate Note, 10/25/34                         $    1,348,959
     7,017,037          0.37       BB/Baa1   Accredited Mortgage Loan Trust,
                                             Floating Rate Note, 9/25/36                               6,388,984
     2,195,353          0.31      CCC/Caa3   ACE Securities Corp., Floating
                                             Rate Note, 1/25/37                                          714,168
     3,947,646          0.40        BB+/B3   ACE Securities Corp., Floating
                                             Rate Note, 3/25/36                                        3,734,379
     1,521,550          6.50       BBB+/A2   ACE Securities Corp., Floating
                                             Rate Note, 8/15/30 (144A)                                 1,596,557
       268,134          0.27          B/B2   ACE Securities Corp., Floating
                                             Rate Note, 8/25/36                                          263,201
       633,005          0.62        AAA/NR   ACE Securities Corp., Floating
                                             Rate Note, 8/25/45                                          611,727
     5,245,137          0.52       AAA/Aa1   Ameriquest Mortgage Securities, Inc.,
                                             Floating Rate Note, 11/25/34                              5,005,072

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 27

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     1,211,918          1.49      CCC/Caa3   Amortizing Residential Collateral Trust
                                             2002-BC1, Floating Rate Note, 1/25/32                $      611,873
     1,739,904          0.72       AA/Baa3   Bayview Financial Acquisition Trust,
                                             Floating Rate Note, 6/28/44                               1,011,972
     1,350,000                       NR/NR   Beacon Container Finance LLC, 3.72%,
                                             9/20/27 (144A)                                            1,349,940
     4,400,000          1.27         BB/A2   Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 10/25/34                       3,662,485
     1,248,879          0.35       CCC/Ba1   Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 10/25/36                       1,223,264
     1,618,377          1.07       AA/Baa3   Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 12/25/33                       1,390,542
     1,575,126          0.50       AAA/Aa1   Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 2/25/36                        1,553,189
       270,761          0.67        AAA/NR   Bear Stearns Asset Backed Securities
                                             Trust, Floating Rate Note, 9/25/35                          266,776
     1,100,000                        A/NR   CarNow Auto Receivables Trust 2012-1,
                                             3.24%, 3/15/16 (144A)                                     1,102,133
     2,836,535          0.95        AA/Aa1   Carrington Mortgage Loan Trust,
                                             Floating Rate Note, 2/25/35                               2,764,550
       207,750          0.34        A+/Ba1   Carrington Mortgage Loan Trust,
                                             Floating Rate Note, 2/25/37                                 205,197
       552,731          0.32       CCC/Ba3   Carrington Mortgage Loan Trust,
                                             Floating Rate Note, 6/25/37                                 527,659
     1,611,643          0.33         B-/B2   Carrington Mortgage Loan Trust,
                                             Floating Rate Note, 7/25/36                               1,544,889
       335,567          0.62      AAA/Baa1   Carrington Mortgage Loan Trust,
                                             Floating Rate Note, 9/25/35                                 324,048
    13,407,681                      AAA/B1   Citicorp Residential Mortgage Securities,
                                             Inc., 5.703%, 11/25/36 (Step)                            13,005,169
     6,593,590                      AAA/B2   Citicorp Residential Mortgage Securities,
                                             Inc., 5.775%, 9/25/36 (Step)                              6,398,551
     7,000,000                        A/B2   Citicorp Residential Mortgage Securities,
                                             Inc., 5.892%, 3/25/37 (Step)                              6,931,239
     8,100,000                        A/B1   Citicorp Residential Mortgage Securities,
                                             Inc., 5.939%, 7/25/36 (Step)                              8,079,604
     1,668,025          0.28      CCC/Caa1   Citigroup Mortgage Loan Trust
                                             2007-AHL3, Floating Rate Note,
                                             7/25/45                                                   1,305,977
     2,150,000          0.97         A+/NR   Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 5/25/35 (144A)                        1,707,208
       854,689          0.63       AAA/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 7/25/35                                 854,262
     3,422,589          4.27         NR/NR   Conn Funding II LP, Floating Rate
                                             Note, 4/15/16 (144A)                                      3,418,345
       300,873          6.24       BBB/Ba1   Conseco Financial Corp., Floating
                                             Rate Note, 12/1/28                                          312,257

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     1,784,011          4.46       BBB/Ba1   Countrywide Asset-Backed
                                             Certificates, Floating Rate Note,
                                             10/25/35                                             $    1,792,478
     1,202,869          5.68         BB/B2   Countrywide Asset-Backed
                                             Certificates, Floating Rate Note,
                                             10/25/46                                                  1,203,194
     1,751,137          0.42      CCC/Caa1   Countrywide Asset-Backed
                                             Certificates, Floating Rate Note,
                                             2/25/37 (144A)                                             964,996
     1,719,708          0.47       BB-/Ba3   Countrywide Asset-Backed
                                             Certificates, Floating Rate Note,
                                             4/25/36                                                   1,626,084
     4,314,557          0.40       BBB-/B2   Countrywide Asset-Backed
                                             Certificates, Floating Rate Note,
                                             6/25/36                                                   4,143,006
       132,276          0.41         B/Ba3   Countrywide Asset-Backed
                                             Certificates, Floating Rate Note,
                                             7/25/36                                                    124,620
     1,557,062          0.40       B-/Caa1   Countrywide Asset-Backed
                                             Certificates, Floating Rate Note,
                                             8/25/36                                                   1,479,323
     2,500,000                       AA/NR   Credit Acceptance Auto Loan Trust,
                                             2.21%, 9/15/20 (144A)                                     2,499,429
     3,500,000                        A/NR   Cronos Containers Program, Ltd.,
                                             3.81%, 9/18/27 (144A)                                     3,547,600
       587,629                     AAA/Aaa   Equity One ABS, Inc., 4.205%,
                                             4/25/34 (Step)                                              583,904
     3,000,000                      BBB/NR   Exeter Automobile Receivables
                                             Trust, 3.06%, 7/16/18 (144A)                              2,999,229
       603,060          0.92      AAA/Caa2   FBR Securitization Trust, Floating
                                             Rate Note, 10/25/35                                         402,259
       644,944          0.67        AA+/NR   First Franklin Mortgage Loan Trust
                                             2005-FF5, Floating Rate Note,
                                             3/25/35                                                     641,361
     2,840,348          0.73       NR/Baa1   First Franklin Mortgage Loan Trust
                                             2005-FFH3, Floating Rate Note,
                                             9/25/35                                                   2,756,719
       628,302          0.76        AAA/NR   First Franklin Mortgage Loan
                                             Trust 2004-FF10, Floating Rate
                                             Note, 9/25/34                                               611,880
     5,500,000                      AAA/NR   First Investors Auto Owner Trust
                                             2012-2, 1.47%, 5/15/18 (144A)                             5,512,336
        26,706          0.33        A/Baa3   Fremont Home Loan Trust, Floating
                                             Rate Note, 2/25/36                                           26,502
       561,318          0.86          A/A2   GSAMP Trust 2005-HE2, Floating
                                             Rate Note, 3/25/35                                          549,275
       775,426          0.32        BB/Ba2   GSAMP Trust 2006-HE5, Floating
                                             Rate Note, 8/25/36                                          763,643

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 29

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
       618,505          0.35         B-/B3   GSAMP Trust 2006-HE8, Floating
                                             Rate Note, 1/25/37                                   $      572,296
     1,236,535          0.52          A/NR   GSAMP Trust 2006-SEA1, Floating
                                             Rate Note, 5/25/36 (144A)                                 1,215,632
     3,139,702                       NR/A2   Leaf II Receivables Funding LLC,
                                             2.67%, 9/15/20 (144A)                                     3,126,515
     3,050,000                       AA/NR   Leaf II Receivables Funding LLC,
                                             4.9%, 2/20/22 (144A)                                      3,043,595
     2,141,566                      NR/Ba1   Leaf II Receivables Funding LLC,
                                             5.5%, 9/15/20 (144A)                                      1,882,008
     7,961,000          2.47     BBB+/Baa3   Madison Avenue Manufactured
                                             Housing Contract, Floating Rate
                                             Note, 3/25/32                                             7,390,363
       570,325          0.28        CCC/Ca   Morgan Stanley ABS Capital I,
                                             Floating Rate Note, 12/25/36                                249,968
       610,203                      AAA/NR   Newcastle Investment Trust, 4.5%,
                                             7/10/35 (144A)                                              624,006
     3,123,280          0.48       AA+/Aa3   Option One Mortgage Loan Trust,
                                             Floating Rate Note, 11/25/35                              3,068,798
     2,920,972          0.62        AAA/NR   Option One Mortgage Loan Trust,
                                             Floating Rate Note, 2/25/35                               2,726,458
       294,866          0.34       BBB/Aa3   Option One Mortgage Loan Trust,
                                             Floating Rate Note, 2/25/38                                 292,838
     1,693,765          0.80      AAA/Baa1   Option One Mortgage Loan Trust,
                                             Floating Rate Note, 6/25/33                               1,471,922
     2,000,000          5.46       AAA/Aa3   Origen Manufactured Housing Contract
                                             Trust 2004-B, Floating Rate Note,
                                             11/15/35                                                  2,120,172
       905,484          5.73         AA/A3   Origen Manufactured Housing Contract
                                             Trust 2004-B, Floating Rate Note,
                                             11/15/35                                                   964,332
     2,625,408          5.91         AA/A3   Origen Manufactured Housing Contract
                                             Trust 2004-A, Floating Rate Note,
                                             1/15/35                                                   2,833,167
     1,743,215          5.46         AA/A3   Origen Manufactured Housing Contract
                                             Trust 2005-A, Floating Rate Note,
                                             6/15/36                                                   1,844,501
     2,675,930                       NR/A2   Oxford Finance Funding Trust,
                                             3.9%, 3/15/17 (144A)                                      2,675,930
     2,150,000          0.69         AA/A1   RAMP Trust, Floating Rate Note,
                                             7/25/35                                                   2,101,539
     1,207,149          0.38       BB+/Ba1   RAMP Trust, Floating Rate Note,
                                             8/25/36                                                   1,071,121
       115,578          0.47      BBB+/Ba1   RASC Trust, Floating Rate Note,
                                             1/25/36                                                     111,195
     1,272,204          0.69       AAA/Aaa   RASC Trust, Floating Rate Note,
                                             12/25/34                                                  1,236,584
       202,468          0.39     BBB+/Baa3   RASC Trust, Floating Rate Note,
                                             4/25/36                                                     193,509

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     1,468,365          0.66        AA+/A1   RASC Trust, Floating Rate Note,
                                             8/25/35                                              $    1,412,318
     3,358,331          0.42       CCC/Ba3   Structured Asset Investment Loan
                                             Trust 2006-1, Floating Rate Note,
                                             1/25/36                                                   3,173,845
        49,546                       B+/A2   Structured Asset Securities Corp.,
                                             4.44%, 2/25/35 (Step)                                        49,580
        20,237                       B+/A2   Structured Asset Securities Corp.,
                                             4.51%, 2/25/35 (Step)                                        20,253
     1,300,000          0.35       CCC/Ba2   Structured Asset Securities Corp.,
                                             Floating Rate Note, 3/25/37                               1,086,774
       370,115          7.00         NR/A3   UCFC Manufactured Housing
                                             Contract, Floating Rate Note,
                                             4/15/29                                                     370,064
                                                                                                  --------------
                                                                                                  $  158,371,297
                                                                                                  --------------
                                             Total Banks                                          $  161,877,747
----------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.3%
                                             Other Diversified Financial Services -- 0.4%
     1,087,919          0.66        AA/Aa2   Asset Backed Securities Corp.
                                             Home Equity, Floating Rate Note,
                                             4/25/35                                              $    1,068,558
     4,100,000                       AA/NR   DT Auto Owner Trust 2012-1,
                                             2.26%, 10/16/17 (144A)                                    4,109,102
     1,325,372          1.22         B/Ba1   Ellington Loan Acquisition Trust
                                             2007-1, Floating Rate Note,
                                             5/26/37 (144A)                                            1,311,483
     1,765,029          1.02         B/Ba1   Ellington Loan Acquisition Trust
                                             2007-1, Floating Rate Note,
                                             5/27/37 (144A)                                            1,739,066
     2,598,295          1.12        B+/Ba2   Ellington Loan Acquisition Trust
                                             2007-2, Floating Rate Note,
                                             5/25/37 (144A)                                            2,552,009
     2,793,045          0.60       A+/Baa2   Home Equity Asset Trust, Floating
                                             Rate Note, 1/25/36                                        2,689,418
       751,575          0.50       AAA/Aa1   Home Equity Asset Trust, Floating
                                             Rate Note, 12/25/35                                         737,397
     4,700,635          0.33       CCC/Ba1   Home Equity Asset Trust, Floating
                                             Rate Note, 3/25/37                                        4,484,148
       145,450                       B/Ba1   JP Morgan Mortgage Acquisition
                                             Corp., 5.453%, 11/25/36 (Step)                              145,100
       388,035          0.46        AAA/A1   JP Morgan Mortgage Acquisition
                                             Corp., Floating Rate Note, 12/25/35                         386,271
     2,900,000                        A/NR   Prestige Auto Receivables Trust
                                             2011-1, 3.9%, 7/16/18 (144A)                              3,006,311
     4,504,167                       A-/NR   Textainer Marine Containers, Ltd.,
                                             4.21%, 4/15/27 (144A)                                     4,759,620
                                                                                                  --------------
                                                                                                  $   26,988,483
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 31

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.5%
     2,749,565                      NR/Aaa   321 Henderson Receivables I LLC,
                                             3.82%, 12/15/48 (144A)                               $    2,872,850
     5,002,056          0.49       AA/Baa3   Aegis Asset Backed Securities
                                             Trust, Floating Rate Note, 12/25/35                       4,516,836
    21,835,000                   BBB+/Baa1   Dominos Pizza Master Issuer LLC,
                                             5.216%, 1/25/42 (144A)                                   24,341,680
     1,772,749          0.92          A/A2   Irwin Home Equity Corp., Floating
                                             Rate Note, 4/25/30                                        1,497,861
       138,076          0.65       AA+/Aa1   MASTR Asset Backed Securities
                                             Trust, Floating Rate Note, 5/25/35                          137,568
                                                                                                  --------------
                                                                                                  $   33,366,795
----------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.3%
     1,825,000                      BBB/NR   American Credit Acceptance
                                             Receivables Trust 2012-2,
                                             4.05%, 2/15/18 (144A)                                $    1,828,254
     3,933,333                        A/NR   Global SC Finance SRL,
                                             4.11%, 7/19/27 (144A)                                     4,130,747
    10,700,000          0.28       AAA/Aaa   MBNA Credit Card Master
                                             Note Trust, Floating Rate Note,
                                             10/15/15                                                 10,702,044
     3,800,000          0.59         BB/A3   Novastar Home Equity Loan,
                                             Floating Rate Note, 1/25/36                               3,472,980
                                                                                                  --------------
                                                                                                  $   20,134,025
----------------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody Banks -- 0.1%
     5,234,500                        A/NR   Triton Container Finance LLC,
                                             4.21%, 5/14/27 (144A)                                $    5,519,943
                                                                                                  --------------
                                             Total Diversified Financials                         $   86,009,246
----------------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $282,285,939)                                  $  290,178,998
----------------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 11.5%
                                             CONSUMER SERVICES -- 0.0%+
                                             Hotels, Resorts & Cruise Lines -- 0.0%+
     2,466,138                     NR/Baa3   S2 Hospitality LLC, 4.5%,
                                             4/15/25 (144A)                                       $    2,480,121
                                                                                                  --------------
                                             Total Consumer Services                              $    2,480,121
----------------------------------------------------------------------------------------------------------------
                                             BANKS -- 7.4%
                                             Thrifts & Mortgage Finance -- 7.4%
       517,461                       NR/B3   Banc of America Alternative Loan
                                             Trust, 5.0%, 4/25/19                                 $      532,979
     5,154,471                      NR/Ba3   Banc of America Alternative Loan
                                             Trust, 5.0%, 7/25/19                                      5,272,828
     3,814,525                       NR/B2   Banc of America Alternative Loan
                                             Trust, 5.25%, 5/25/34                                     3,884,068

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     3,293,708                      NR/Ba1   Banc of America Alternative Loan
                                             Trust, 5.5%, 1/25/20                                 $    3,352,185
     4,902,220                     NR/Baa2   Banc of America Alternative Loan
                                             Trust, 5.5%, 9/25/33                                      4,990,646
     4,992,519                    AAA/Baa2   Banc of America Alternative Loan
                                             Trust, 5.75%, 4/25/33                                     5,244,971
     1,616,823                       NR/B2   Banc of America Alternative Loan
                                             Trust, 6.0%, 11/25/34                                     1,582,592
     1,322,377                      NR/Ba2   Banc of America Alternative Loan
                                             Trust, 6.0%, 3/25/34                                      1,364,672
     1,800,024                       NR/B2   Banc of America Alternative Loan
                                             Trust, 6.0%, 4/25/34                                      1,779,459
     4,862,338                      CCC/NR   Banc of America Funding Corp.,
                                             5.5%, 1/25/36                                             5,078,610
     1,919,358                       CC/B1   Banc of America Funding Corp.,
                                             5.75%, 10/25/35                                           1,940,417
     3,514,718          0.37         BB-/A   Banc of America Funding Corp.,
                                             Floating Rate Note, 8/26/36 (144A)                        3,297,157
    50,979,210                     NR/Caa2   Bayview Commercial Asset Trust,
                                             3.89%, 9/25/37 (Step) (144A)                              4,812,437
     1,998,499          0.58       AAA/Aa3   Bayview Commercial Asset Trust,
                                             Floating Rate Note, 4/25/34 (144A)                        1,777,279
    15,684,114          2.93      AAA/Caa1   Bayview Commercial Asset Trust,
                                             Floating Rate Note, 4/25/36 (144A)                          537,683
    30,056,367          4.70       NR/Caa2   Bayview Commercial Asset Trust,
                                             Floating Rate Note, 7/25/37 (144A)                        1,866,500
     1,858,322          2.83         NR/NR   BCAP LLC Trust, Floating Rate Note,
                                             12/27/34 (144A)                                           1,874,967
     1,682,659          3.02         NR/NR   BCAP LLC Trust, Floating Rate Note,
                                             6/27/36 (144A)                                            1,690,128
     1,630,804          5.06         A-/B2   Bear Stearns ARM Trust 2004-12,
                                             Floating Rate Note, 2/25/35                               1,662,082
     3,551,307          3.40       AAA/Ba1   Bear Stearns ARM Trust 2004-9,
                                             Floating Rate Note, 11/25/34                              3,584,714
     1,689,761          2.33      AAA/Baa2   Bear Stearns ARM Trust 2003-5,
                                             Floating Rate Note, 8/25/33                               1,675,404
       543,529          2.99       AAA/Ba3   Bear Stearns ARM Trust 2003-6,
                                             Floating Rate Note, 8/25/33                                 522,866
       706,237                    AAA/Baa1   Chase Mortgage Finance Corp.,
                                             5.0%, 10/25/33                                              729,205
     2,642,860          2.64         A-/NR   Citigroup Mortgage Loan Trust,
                                             Inc., Floating Rate Note, 9/25/35                         2,685,048
     1,400,000          6.85       CCC+/NR   COMM 2000-C1 Mortgage Trust,
                                             Floating Rate Note, 8/15/33 (144A)                          990,494
     3,100,000          0.35        AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                             Floating Rate Note, 12/15/20 (144A)                       2,845,772

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 33

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     4,364,345          0.40         A+/A1   COMM 2007-FL14 Mortgage
                                             Trust, Floating Rate Note,
                                             6/15/22 (144A)                                       $    4,159,151
     1,602,603          5.11         NR/A2   COMM 2011-FL1 Mortgage
                                             Trust, Floating Rate Note,
                                             7/17/28 (144A)                                            1,628,646
       450,000                     NR/Baa3   COMM 2011-THL Mortgage
                                             Trust, 5.949%, 6/9/28 (144A)                                468,611
     3,600,000                      NR/Aaa   COMM 2012-CCRE2 Mortgage
                                             Trust, 3.147%, 8/15/45                                    3,802,900
     1,900,000                      NR/Aaa   COMM 2012-CCRE2 Mortgage
                                             Trust, 3.791%, 8/15/45                                    2,015,252
     1,275,000                      NR/Aa2   COMM 2012-CCRE2 Mortgage
                                             Trust, 4.393%, 8/15/45                                    1,350,968
     1,550,000          4.93        NR/Aa2   COMM 2012-LC4 Mortgage
                                             Trust, Floating Rate Note, 12/10/44                       1,714,522
     1,828,313                      AA/Ba2   Countrywide Alternative Loan Trust,
                                             4.25%, 4/25/34                                            1,842,638
     2,551,857                     AAA/Aa3   Countrywide Alternative Loan Trust,
                                             4.25%, 9/25/33                                            2,576,324
     2,296,943                      AAA/B2   Countrywide Alternative Loan Trust,
                                             4.75%, 10/25/33                                           2,338,876
     5,200,000                     AAA/Ba3   Countrywide Alternative Loan Trust,
                                             5.0%, 7/25/19                                             5,450,037
     4,645,651                       B+/NR   Countrywide Alternative Loan Trust,
                                             5.25%, 9/25/33                                            4,825,484
     3,341,477                       B-/B2   Countrywide Alternative Loan Trust,
                                             5.5%, 1/25/35                                             3,407,792
     3,635,122                    CCC/Caa2   Countrywide Alternative Loan Trust,
                                             5.5%, 3/25/35                                             2,943,013
     1,562,805                       B-/B3   Countrywide Alternative Loan Trust,
                                             5.5%, 6/25/35                                             1,579,791
     5,042,549                      BB-/NR   Countrywide Alternative Loan Trust,
                                             5.5%, 8/25/34                                             4,989,436
     5,285,919                      AAA/NR   Countrywide Alternative Loan Trust,
                                             5.75%, 12/25/33                                           5,448,207
     3,087,684                     AAA/Ba1   Countrywide Alternative Loan Trust,
                                             5.75%, 3/25/34                                            3,050,060
     1,871,154          0.62      AAA/Baa3   Countrywide Alternative Loan Trust,
                                             Floating Rate Note, 3/25/34                               1,803,585
     2,093,621                      NR/Ba2   Countrywide Home Loan Mortgage
                                             Pass Through Trust, 5.5%, 3/25/34                         2,144,238
        39,072          3.14         BB/B1   Countrywide Home Loan Mortgage
                                             Pass Through Trust, Floating Rate
                                             Note, 9/25/33                                                36,817
     3,900,000                        A/A1   Extended Stay America Trust
                                             2010-ESH, 4.86%, 11/5/27 (144A)                           3,934,979

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     1,446,774          5.71       NR/Baa1   First Horizon Mortgage Pass-Through
                                             Trust 2004-AR5, Floating Rate
                                             Note, 10/25/34                                       $    1,474,678
     1,136,414                       CC/NR   First Horizon Mortgage Pass-Through
                                             Trust 2005-5, 5.5%, 10/25/35                              1,141,987
     2,857,031          2.62        AAA/B1   First Horizon Mortgage Pass-Through
                                             Trust 2005-AR1, Floating Rate Note,
                                             4/25/35                                                   2,839,398
     2,539,026          2.59        CCC/NR   First Horizon Mortgage Pass-Through
                                             Trust 2005-AR2, Floating Rate Note,
                                             6/25/35                                                   2,328,243
     1,334,663                      CCC/NR   First Horizon Mortgage Pass-Through
                                             Trust 2006-1, 6.0%, 5/25/36                               1,347,425
     4,196,974          0.39         A/Aa3   GE Business Loan Trust 2007-1,
                                             Floating Rate Note, 4/16/35 (144A)                        3,588,412
     3,900,000          5.31     BBB+/Baa2   GMAC Commercial Mortgage Securities
                                             Inc Series 2003-C1 Trust, Floating
                                             Rate Note, 5/10/36 (144A)                                 3,898,678
     2,169,000          5.66         B+/NR   GMAC Commercial Mortgage Securities
                                             Inc Series 2003-C2 Trust, Floating Rate
                                             Note, 5/10/40 (144A)                                      2,107,292
     1,925,000          5.31          A/A1   GMAC Commercial Mortgage Securities
                                             Inc Series 2003-C3 Trust, Floating
                                             Rate Note, 4/10/40                                        1,894,932
     5,350,000                      NR/Aaa   GS Mortgage Securities Corp. II,
                                             3.377%, 5/10/45                                           5,775,806
     4,750,000                       NR/NR   GS Mortgage Securities Corp. II,
                                             4.209%, 2/10/21 (144A)                                    4,789,425
     4,000,000                      NR/Aaa   GS Mortgage Securities Corp. II,
                                             5.56%, 11/10/39                                           4,632,592
     6,650,000                      NR/Aa3   GS Mortgage Securities Corp. II,
                                             5.591%, 11/10/39                                          7,294,531
     3,000,000          2.20         AA/NR   GS Mortgage Securities Corp. II,
                                             Floating Rate Note, 3/6/20 (144A)                         2,999,982
     1,679,557                      CCC/B1   GSR Mortgage Loan Trust, 5.0%,
                                             7/25/35                                                   1,700,926
     2,991,008                      CCC/NR   GSR Mortgage Loan Trust, 6.0%,
                                             2/25/36                                                   3,045,385
     1,468,243          2.76       BBB-/NR   GSR Mortgage Loan Trust, Floating
                                             Rate Note, 1/25/35                                        1,361,321
     1,002,651          5.75        BB-/NR   GSR Mortgage Loan Trust, Floating
                                             Rate Note, 2/25/34                                          855,360
     6,350,552          5.25        BB+/NR   GSR Mortgage Loan Trust, Floating
                                             Rate Note, 7/25/35                                        6,245,273
     9,017,031          2.65        AAA/NR   GSR Mortgage Loan Trust, Floating
                                             Rate Note, 9/25/35                                        9,048,366
       794,284          4.66        AAA/A2   Harborview Mortgage Loan Trust,
                                             Floating Rate Note, 4/19/34                                 824,335

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 35

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     2,080,622          0.86       AAA/Ba3   Impac CMB Trust Series 2004-4,
                                             Floating Rate Note, 9/25/34                          $    1,904,949
     2,622,025          0.94      AAA/Baa2   Impac CMB Trust Series 2004-5,
                                             Floating Rate Note, 10/25/34                              2,458,135
     4,251,213          0.96        AAA/A3   Impac CMB Trust Series 2004-7,
                                             Floating Rate Note, 11/25/34                              4,019,645
     2,541,391          0.98       AAA/Ba2   Impac CMB Trust Series 2004-9,
                                             Floating Rate Note, 1/25/35                               2,202,426
     1,387,057          0.57       AAA/Aaa   Impac Secured Assets Trust 2006-1,
                                             Floating Rate Note, 5/25/36                               1,370,612
     3,321,947          0.57       AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                             Floating Rate Note, 8/25/36                               3,341,579
     4,400,000                      AAA/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Corp., 3.616%,
                                             11/15/43 (144A)                                           4,835,877
     4,000,000                       NR/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Corp., 3.977%,
                                             10/15/45 (144A)                                           4,099,968
     5,200,000                      NR/Aaa   JP Morgan Chase Commercial
                                             Mortgage Securities Corp., 4.171%,
                                             8/15/46                                                   5,953,402
     3,656,864          0.58        NR/Ba1   JP Morgan Chase Commercial
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 11/15/18 (144A)                                3,087,304
     1,300,000          5.71          A/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 11/15/43 (144A)                                1,481,112
     1,022,627          0.60        NR/Aa1   JP Morgan Chase Commercial
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 7/15/19 (144A)                                   991,448
     4,300,000          4.65        AA-/A1   JP Morgan Chase Commercial
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 7/15/28 (144A)                                 4,352,537
     3,931,002                     BBB/Ba2   JP Morgan Mortgage Trust, 6.0%,
                                             9/25/34                                                   4,038,094
     2,447,016          5.23         NR/B2   JP Morgan Mortgage Trust, Floating
                                             Rate Note, 10/25/35                                       2,448,511
       160,588          4.43        AAA/A3   JP Morgan Mortgage Trust, Floating
                                             Rate Note, 2/25/35                                          162,000
       884,427          3.06        AAA/NR   JP Morgan Mortgage Trust, Floating
                                             Rate Note, 5/25/34                                          894,992
       812,118          5.28      BBB-/Ba1   JP Morgan Mortgage Trust, Floating
                                             Rate Note, 7/25/35                                          815,373
     6,000,000          0.72       BB+/Aa3   Lehman Brothers Floating Rate
                                             Commercial Mortgage Trust 2007-LLF
                                             C5, Floating Rate Note, 6/15/22 (144A)                    5,887,206

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating     S&P/Moody's
Principal        Rate (b)     Ratings
Amount ($)       (unaudited)  (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     4,750,000          1.12       B+/Baa3   Lehman Brothers Floating Rate
                                             Commercial Mortgage Trust
                                             2007-LLF C5, Floating Rate
                                             Note, 6/15/22 (144A)                                 $    4,458,830
     2,655,328          0.42        A+/Aa3   Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2006-2,
                                             Floating Rate Note, 9/25/36 (144A)                        2,063,070
       966,212          5.41       AAA/Aaa   Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2006-3,
                                             Floating Rate Note, 12/25/36 (144A)                         955,173
       744,896          1.07       AAA/Aaa   Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2007-3
                                             Class 1A2, Floating Rate Note,
                                             10/25/37 (144A)                                             723,270
     2,056,694          1.17        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2007-3
                                             Class 1A4, Floating Rate Note,
                                             10/25/37 (144A)                                           2,044,096
     3,432,926          0.47       AAA/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             2/25/30 (144A)                                            2,902,666
     1,001,905          0.44        A+/Aa2   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             4/25/31 (144A)                                              853,393
     1,723,792          0.47        A+/Aa3   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             9/25/30 (144A)                                            1,414,520
     1,067,134          2.41      AAA/Baa2   MASTR Adjustable Rate Mortgages
                                             Trust 2003-3, Floating Rate Note,
                                             9/25/33                                                   1,058,829
     1,522,128                       B-/NR   MASTR Alternative Loans Trust,
                                             5.5%, 1/25/35                                             1,559,306
     4,012,469                       B+/NR   MASTR Alternative Loans Trust,
                                             5.5%, 10/25/19                                            4,131,347
     4,411,376                      AAA/NR   MASTR Alternative Loans Trust,
                                             5.5%, 2/25/35                                             4,404,212
     8,982,069                        B/NR   MASTR Alternative Loans Trust,
                                             6.0%, 7/25/34                                             9,067,848
     1,314,408                      AAA/A1   MASTR Alternative Loans Trust,
                                             6.5%, 6/25/33                                             1,399,327
     1,904,912          6.02        AAA/NR   MASTR Alternative Loans Trust,
                                             Floating Rate Note, 1/25/35                               1,973,889
     2,664,059          6.74         A-/NR   MASTR Seasoned Securities Trust,
                                             Floating Rate Note, 9/25/32                               2,799,372
     3,210,915          0.68        AAA/A3   Merrill Lynch Mortgage Investors
                                             Trust Series MLCC 2004-A, Floating
                                             Rate Note, 4/25/29                                        3,118,300
     2,872,537          0.68      AA+/Baa2   Merrill Lynch Mortgage Investors
                                             Trust Series MLCC 2005-A, Floating
                                             Rate Note, 3/25/30                                        2,816,390

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 37

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
       483,106                     AAA/Aaa   Merrill Lynch Mortgage Trust,
                                             4.556%, 6/12/43                                      $      484,535
     2,590,000          5.24        AAA/NR   Merrill Lynch Mortgage Trust Class A4,
                                             Floating Rate Note, 11/12/35                              2,694,869
     3,650,000          5.33         A+/NR   Merrill Lynch Mortgage Trust Class B,
                                             Floating Rate Note, 11/12/35                              3,728,168
    10,800,000                       NR/NR   Morgan Stanley Re-REMIC
                                             Trust 2010-R9, 5.0%,
                                             11/26/36 (144A)                                          10,543,500
     8,307,173          1.00      AAA/Baa1   MortgageIT Trust 2004-1,
                                             Floating Rate Note, 11/25/34                              7,895,661
     3,427,401          0.59        AAA/A2   MortgageIT Trust 2004-2,
                                             Floating Rate Note, 12/25/34                              3,270,402
     3,496,602                      NR/Aa3   PHH Mortgage Capital LLC, 6.6%,
                                             12/25/27 (Step) (144A)                                    3,413,324
     1,599,799          0.80        AA-/A2   RAMP Trust, Floating Rate Note,
                                             10/25/31                                                  1,148,469
     2,385,846                       B-/NR   Residential Asset Securitization
                                             Trust, 5.5%, 2/25/35                                      2,428,638
     6,192,230                      CCC/NR   Residential Asset Securitization
                                             Trust, 5.5%, 7/25/35                                      6,097,241
     3,043,614          0.67        AAA/NR   Residential Asset Securitization
                                             Trust, Floating Rate Note, 10/25/34                       2,683,883
     1,476,915          0.84      AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                             Floating Rate Note, 9/20/33                               1,414,393
     1,283,875          0.57       AAA/Ba1   Sequoia Mortgage Trust 2004-8,
                                             Floating Rate Note, 9/20/34                               1,197,714
     2,178,767          0.56      AAA/Baa2   Sequoia Mortgage Trust 2004-9,
                                             Floating Rate Note, 10/20/34                              2,041,383
     2,071,429          0.44       AA+/Ba3   Sequoia Mortgage Trust 2005-2,
                                             Floating Rate Note, 3/20/35                               2,019,685
     4,993,020          0.42       AAA/Ba3   Sequoia Mortgage Trust 2005-3,
                                             Floating Rate Note, 5/20/35                               4,347,208
     1,336,112          0.96       AAA/Ba1   Structured Asset Mortgage
                                             Investments, Inc., Floating Rate
                                             Note, 12/19/33                                            1,211,838
     4,641,857                       B-/B2   Structured Asset Securities Corp.,
                                             5.0%, 5/25/35                                             4,587,064
     2,284,549                     CC/Caa2   Structured Asset Securities Corp.,
                                             6.0%, 8/25/35                                             2,063,185
     5,339,447          2.90      AAA/Baa3   Structured Asset Securities Corp.,
                                             Floating Rate Note, 10/25/33                              5,365,482
     7,011,333          0.87         NR/NR   Structured Asset Securities Corp.,
                                             Floating Rate Note, 10/25/37
                                             (144A)                                                    6,897,399
     3,288,426          2.84      AAA/Baa1   Structured Asset Securities Corp.,
                                             Floating Rate Note, 6/25/33                               3,319,051

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     2,040,710          2.78      AAA/Baa3   Structured Asset Securities Corp.,
                                             Floating Rate Note, 7/25/33                          $    2,002,041
     4,715,435          1.91       AAA/Ba1   Thornburg Mortgage Securities Trust II2A,
                                             Floating Rate Note, 3/25/44                               4,629,425
     5,984,772          4.12       AAA/Ba1   Thornburg Mortgage Securities Trust II4A,
                                             Floating Rate Note, 3/25/44                               6,022,189
     2,454,258          2.66       BBB-/B3   Thornburg Mortgage Securities Trust,
                                             Floating Rate Note, 9/25/37                               2,317,450
       750,000                     AAA/Aa1   Timberstar Trust, 5.668%, 10/15/36
                                             (144A)                                                      849,500
     6,596,000                       BB/B1   Timberstar Trust, 7.53%, 10/15/36
                                             (144A)                                                    6,838,990
     3,600,000          5.61        AA-/NR   Wachovia Bank Commercial Mortgage
                                             Trust, Floating Rate Note, 4/15/35
                                             (144A)                                                    3,606,556
    16,610,223          2.45         AA/NR   WaMu Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             1/25/35                                                  16,816,654
       490,170          0.64       AAA/Ba3   WaMu Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             10/25/44                                                    450,593
     2,736,580          4.91          D/NR   WaMu Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             12/25/36                                                  2,444,680
     7,898,173          2.58       AA+/Ba3   WaMu Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             6/25/34                                                   8,034,262
       161,582          2.50         CC/NR   WaMu Mortgage Pass Through
                                             Certificates, Floating Rate Note,
                                             9/25/35                                                     161,714
     1,765,000          4.69         NR/NR   Wells Fargo Commercial Mortgage
                                             Trust, Floating Rate Note, 10/15/45                       1,809,031
     4,600,000          5.77         NR/A2   Wells Fargo Commercial Mortgage
                                             Trust, Floating Rate Note, 11/15/43
                                             (144A)                                                    5,266,476
     3,195,791                     AA+/Ba2   Wells Fargo Mortgage Backed
                                             Securities Trust, 5.25%, 10/25/35                         3,393,422
     1,331,277                      BB-/B1   Wells Fargo Mortgage Backed
                                             Securities Trust, 5.5%, 10/25/35                          1,388,819
    11,414,258                     NR/Caa1   Wells Fargo Mortgage Backed
                                             Securities Trust, 5.75%, 3/25/36                         11,419,589
     2,198,180          2.65        AAA/A2   Wells Fargo Mortgage Backed
                                             Securities Trust, Floating Rate
                                             Note, 10/25/34                                            2,249,145

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 39

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
     1,018,926          4.50      AAA/Baa1   Wells Fargo Mortgage Backed
                                             Securities Trust, Floating Rate
                                             Note, 11/25/33                                       $    1,005,592
     8,188,904          2.64      BBB-/Ba2   Wells Fargo Mortgage Backed
                                             Securities Trust, Floating Rate
                                             Note, 3/25/35                                             8,124,072
     7,411,553          2.94        NR/Ba2   Wells Fargo Mortgage Backed
                                             Securities Trust, Floating Rate
                                             Note, 3/25/36                                             7,384,857
       805,091          5.02        NR/Ba2   Wells Fargo Mortgage Backed
                                             Securities Trust, Floating Rate
                                             Note, 4/25/35                                               821,946
     1,628,303          2.61       AAA/Ba1   Wells Fargo Mortgage Backed
                                             Securities Trust, Floating Rate
                                             Note, 6/25/34                                             1,641,915
     4,418,450          2.62         AA/NR   Wells Fargo Mortgage Backed
                                             Securities Trust, Floating Rate
                                             Note, 6/25/35                                             4,360,100
     4,800,000                      AA-/NR   WFDB Commercial Mortgage
                                             Trust, 5.914%, 7/5/24 (144A)                              5,006,491
     1,200,000          5.39         NR/A2   WFRBS Commercial Mortgage
                                             Trust 2011-C2, Floating Rate
                                             Note, 2/15/44 (144A)                                      1,332,842
     2,000,000          5.42       NR/Baa1   WFRBS Commercial Mortgage
                                             Trust 2011-C4, Floating Rate
                                             Note, 6/15/44 (144A)                                      1,996,548
                                                                                                  --------------
                                                                                                  $  488,597,836
                                                                                                  --------------
                                             Total Banks                                          $  488,597,836
----------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 2.2%
                                             Other Diversified Financial Services -- 2.0%
     3,915,000                     A+/Baa2   American Tower Trust, 5.957%,
                                             4/15/37 (144A)                                       $    4,087,929
     4,055,082          3.13       NR/Baa3   Banc of America Mortgage
                                             2003-H Trust, Floating Rate Note,
                                             9/25/33                                                   4,062,909
     7,218,260          3.06        NR/Ba2   Banc of America Mortgage 2003-I
                                             Trust, Floating Rate Note, 10/25/33                       7,309,802
     1,600,260          3.00        AAA/NR   Banc of America Mortgage 2004-E
                                             Trust, Floating Rate Note, 6/25/34                        1,610,306
     1,619,733          5.07        AA-/NR   Banc of America Mortgage 2005-H
                                             Trust, Floating Rate Note, 9/25/35                        1,628,674
     6,834,809                      AAA/NR   Banc of America Mortgage Trust
                                             2004-11, 5.75%, 1/25/35                                   7,010,662
       928,701                      BBB/NR   Banc of America Mortgage Trust
                                             2004-7, 4.5%, 8/25/19                                       943,958
     1,228,684                    AAA/Baa1   Banc of America Mortgage Trust
                                             2005-9, 4.75%, 10/25/20                                   1,258,158

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services --
                                             (continued)
     2,308,325          4.78      AAA/Baa3   Bear Stearns ALT-A Trust
                                             2003-3, Floating Rate Note,
                                             10/25/33                                             $    2,272,889
     2,546,083          2.68      AAA/Baa1   Bear Stearns ALT-A Trust
                                             2003-5, Floating Rate Note,
                                             12/25/33                                                  2,566,576
       869,800          0.72      AAA/Baa2   Bear Stearns ALT-A Trust
                                             2005-2, Floating Rate Note,
                                             3/25/35                                                     837,249
       556,775                    CCC/Caa1   Chaseflex Trust, 5.0%, 5/25/20                              556,698
       696,119                     BBB/Ba1   Citicorp Mortgage Securities,
                                             Inc., 5.5%, 2/25/22                                         712,351
     1,050,000                       NR/B2   Citicorp Mortgage Securities,
                                             Inc., 6.25%, 6/25/36                                      1,057,691
     4,200,000                      BBB/A1   Commercial Mortgage Pass-
                                             Through Certificates Series
                                             2006-C5, 5.343%, 12/15/39                                 4,354,644
     6,046,786          0.34      BBB+/Aaa   Commercial Mortgage Pass-
                                             Through Certificates Series
                                             2007-TFL1, Floating Rate Note,
                                             2/15/22 (144A)                                            5,879,296
     1,082,577                       NR/B3   CSMC Mortgage-Backed Trust
                                             2007-3, 5.0%, 4/25/37                                     1,052,833
     8,700,000          4.25         NR/NR   CSMC Series 2010-16, Floating
                                             Rate Note, 6/25/50 (144A)                                 8,525,008
     2,950,000          5.73          A/A2   DBUBS Mortgage Trust, Floating
                                             Rate Note, 11/10/46 (144A)                                3,357,091
     6,767,000          5.58        NR/Aa2   DBUBS Mortgage Trust, Floating
                                             Rate Note, 8/10/44 (144A)                                 7,756,789
     1,885,494          3.25         NR/NR   La Hipotecaria SA de CV, Floating
                                             Rate Note, 9/8/39 (144A)                                  1,966,216
     4,920,000          5.61         NR/A2   LSTAR Commercial Mortgage Trust,
                                             Floating Rate Note, 6/25/43 (144A)                        5,293,669
     6,079,421          2.53         BB/NR   Merrill Lynch Mortgage Investors,
                                             Inc., Floating Rate Note, 2/25/35                         5,993,287
     5,000,000                       A+/NR   Morgan Stanley Capital I Trust
                                             2007-HQ13, 5.569%, 12/15/44                               5,646,690
       340,000                      BB+/NR   Morgan Stanley Capital I Trust
                                             2007-IQ13, 5.406%, 3/15/44                                  341,264
     4,367,094          0.32       AA+/Aaa   Morgan Stanley Capital I, Inc.,
                                             Floating Rate Note, 10/15/20
                                             (144A)                                                    4,345,752
     2,350,000          0.82         A+/A1   Morgan Stanley Capital I, Inc. Class B,
                                             Floating Rate Note, 12/15/20
                                             (144A)                                                    2,184,457
     3,500,000          0.92       BBB+/A3   Morgan Stanley Capital I, Inc. Class C,
                                             Floating Rate Note, 12/15/20
                                             (144A)                                                    3,218,446

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 41

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services --
                                             (continued)
       591,766                     AAA/Aa3   RALI Trust, 5.0%, 1/25/33                            $      606,635
     1,005,073                      NR/Ba3   RALI Trust, 5.0%, 3/25/19                                 1,004,371
     1,104,017                      NR/Ba1   RALI Trust, 5.0%, 7/25/18                                 1,129,570
       996,102                      AAA/B1   RALI Trust, 5.25%, 6/25/33                                  933,639
     3,912,935                       NR/B3   RALI Trust, 5.5%, 12/25/34                                3,873,359
       918,366                     AAA/Aaa   RALI Trust, 5.5%, 9/25/32                                   939,628
     2,000,000                      AAA/B1   RALI Trust, 5.75%, 4/25/34                                2,000,128
     7,921,528                      AAA/NR   RALI Trust, 6.0%, 10/25/34                                8,062,389
     1,616,448           0.82      AAA/Ba3   RALI Trust, Floating Rate Note,
                                             4/25/34                                                   1,499,753
     1,360,377           3.22      AAA/Ba2   Structured Adjustable Rate Mortgage
                                             Loan Trust Class 1A1, Floating Rate
                                             Note, 3/25/34                                             1,339,930
     6,218,761           2.75     AAA/Baa1   Structured Adjustable Rate Mortgage
                                             Loan Trust Class A1, Floating Rate
                                             Note, 3/25/34                                             6,128,850
     3,000,000                       NR/NR   Vericrest Opportunity Loan
                                             Transferee, 2.487%, 2/26/52
                                             (144A)                                                    3,006,090
     2,250,000                       NR/NR   Vericrest Opportunity Loan Transferee,
                                             6.414%, 2/26/52 (144A)                                    2,250,000
                                                                                                  --------------
                                                                                                  $  128,605,636
----------------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.0%+
        74,421                      AAA/NR   COBALT CMBS Commercial
                                             Mortgage Trust 2006-C1,
                                             5.174%, 8/15/48                                      $       74,812
CAD    525,110           4.71      AAA/Aaa   Merrill Lynch Financial Assets,
                                             Inc., Floating Rate Note, 3/12/49                           567,068
                                                                                                  --------------
                                                                                                  $      641,880
----------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.1%
     4,518,169           5.10       CCC/NR   GMAC Mortgage Corp. Loan Trust,
                                             Floating Rate Note, 5/25/35                          $    4,478,445
----------------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody Banks -- 0.0%+
     1,522,871           2.83        NR/NR   Jefferies & Co., Inc., Floating Rate
                                             Note, 5/26/37 (144A)                                 $    1,532,549
----------------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.1%
     4,400,000           7.65    BBB+/Baa2   Bear Stearns Commercial Mortgage
                                             Securities, Floating Rate Note,
                                             10/15/36 (144A)                                      $    4,575,006
     3,000,000           5.93     BB+/Baa3   Bear Stearns Commercial Mortgage
                                             Securities, Floating Rate Note,
                                             9/11/38                                                   2,711,364
                                                                                                  --------------
                                                                                                  $    7,286,370
                                                                                                  --------------
                                             Total Diversified Financials                         $  142,544,880
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.3%
                                             Mortgage REITs -- 1.2%
     4,441,635          2.66       AAA/Ba1   American Home Mortgage
                                             Investment Trust, Floating Rate
                                             Note, 6/25/45                                        $    4,410,432
     1,441,743                       CC/NR   Credit Suisse First Boston
                                             Mortgage Securities Corp.,
                                             5.0%, 8/25/20                                             1,463,316
     4,585,000          6.01     CCC-/Caa1   Credit Suisse First Boston
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 11/15/36 (144A)                                4,329,107
     4,741,608          5.50       CC/Caa1   Deutsche ALT-A Securities Inc
                                             Alternate Loan Trust, Floating
                                             Rate Note, 11/25/35                                       4,422,318
     6,500,000                       NR/NR   FREMF Mortgage Trust, 3.868%,
                                             5/25/40 (144A)                                            6,170,242
     3,910,000          4.49         NR/A3   FREMF Mortgage Trust, Floating
                                             Rate Note, 1/25/46 (144A)                                 4,139,454
     2,700,000          3.61         NR/A2   FREMF Mortgage Trust Class B,
                                             Floating Rate Note, 11/25/46 (144A)                       2,786,365
     1,600,000          3.61       NR/Baa1   FREMF Mortgage Trust Class C,
                                             Floating Rate Note, 11/25/46 (144A)                       1,553,421
     5,600,000          4.76         NR/NR   FREMF Mortgage Trust, Floating
                                             Rate Note, 11/25/49 (144A)                                6,036,548
     2,712,000          4.50         NR/NR   FREMF Mortgage Trust, Floating
                                             Rate Note, 12/25/44 (144A)                                2,851,654
     2,400,000          4.57         A+/NR   FREMF Mortgage Trust, Floating
                                             Rate Note, 12/25/48 (144A)                                2,553,907
     2,200,000          5.33        AA-/A3   FREMF Mortgage Trust, Floating
                                             Rate Note, 2/25/47 (144A)                                 2,457,297
     3,900,000          5.62         NR/A3   FREMF Mortgage Trust, Floating
                                             Rate Note, 4/25/20 (144A)                                 4,433,399
     6,175,000          4.94         NR/A3   FREMF Mortgage Trust, Floating
                                             Rate Note, 4/25/44 (144A)                                 6,733,313
     2,430,000          3.95         NR/NR   FREMF Mortgage Trust Class B,
                                             Floating Rate Note, 6/25/47 (144A)                        2,499,814
       735,000          3.95         NR/NR   FREMF Mortgage Trust Class C,
                                             Floating Rate Note, 6/25/47 (144A)                          687,499
     5,400,000          5.05         NR/A3   FREMF Mortgage Trust, Floating
                                             Rate Note, 7/25/44 (144A)                                 5,934,141
     4,100,000          4.44         A-/NR   FREMF Mortgage Trust Class B,
                                             Floating Rate Note, 7/25/48 (144A)                        4,343,536
     4,675,000          4.44        BBB/NR   FREMF Mortgage Trust Class C,
                                             Floating Rate Note, 7/25/48 (144A)                        4,552,132
     1,950,000          5.40         A+/NR   FREMF Mortgage Trust, Floating
                                             Rate Note, 9/25/43                                        2,189,903
     4,140,000          5.33         NR/NR   FREMF Mortgage Trust, Floating
                                             Rate Note, 9/25/45 (144A)                                 4,630,921
                                                                                                  --------------
                                                                                                  $   79,178,719
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 43

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Real Estate Services -- 0.1%
     4,800,000          0.97       AA+/Aa1   Banc of America Large Loan
                                             Trust 2007-BMB1, Floating Rate
                                             Note, 8/15/29 (144A)                                 $    4,670,866
                                                                                                  --------------
                                             Total Real Estate                                    $   83,849,585
----------------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.6%
                                             Government -- 0.6%
     4,617,494                       NR/NR   Fannie Mae REMICS, 3.5%,
                                             1/25/29 (f)                                          $      268,944
       129,451                       NR/NR   Freddie Mac REMICS, 5.0%,
                                             8/15/35                                                     130,375
     9,820,000                       NR/NR   Government National Mortgage
                                             Association, 4.5%, 9/20/39                               11,177,959
    64,255,287          1.74         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             10/16/43 (f)                                              4,763,630
    31,427,492          1.46        NR/Aaa   Government National Mortgage
                                             Association, Floating Rate Note,
                                             10/16/52 (f)                                              2,143,543
    49,739,680          1.03         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             2/16/53 (f)                                               4,389,328
    55,426,539          1.25         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             3/16/51 (f)                                               2,695,337
    35,477,064          1.05         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             3/16/53 (f)                                               3,012,145
    25,248,662          1.50         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             4/16/51 (f)                                               1,565,442
    54,572,560          1.10         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             8/16/52 (f)                                               4,322,583
    54,819,914          1.07         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             9/16/52 (f)                                               4,827,387
                                                                                                  --------------
                                                                                                  $   39,296,673
                                                                                                  --------------
                                             Total Government                                     $   39,296,673
----------------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (Cost $732,048,571)                                  $  756,769,095
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 42.5%
                                             ENERGY -- 4.2%
                                             Oil & Gas Drilling -- 0.2%
    11,475,000                       B-/B3   Offshore Group Investment, Ltd.,
                                             11.5%, 8/1/15                                        $   12,679,875
     2,300,000                   BBB+/Baa1   Pride International, Inc., 6.875%,
                                             8/15/20                                                   2,911,628
                                                                                                  --------------
                                                                                                  $   15,591,503
----------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.4%
     5,640,000                        B/B3   Expro Finance Luxembourg SCA,
                                             8.5%, 12/15/16 (144A)                                $    5,809,200
     7,295,000                      BB/Ba3   Exterran Holdings, Inc., 7.25%,
                                             12/1/18                                                   7,677,988
NOK  9,500,000          9.05         NR/NR   Transocean Norway Drilling AS,
                                             Floating Rate Note, 2/24/16                               1,758,491
     3,800,000                    BBB/Baa2   Weatherford International, Ltd.
                                             Bermuda, 5.95%, 4/15/42                                   3,997,513
     4,105,000                    BBB/Baa2   Weatherford International, Ltd.
                                             Bermuda, 9.625%, 3/1/19                                   5,343,171
                                                                                                  --------------
                                                                                                  $   24,586,363
----------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 1.7%
     2,520,000                   BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                             5.9%, 2/1/18                                         $    3,055,145
     5,490,000                        B/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                             10/15/18                                                  5,888,025
     3,550,000                       B-/B3   Chaparral Energy, Inc., 7.625%,
                                             11/15/22 (144A)                                           3,727,500
     5,125,000                      BB+/B1   Concho Resources, Inc., 6.5%,
                                             1/15/22                                                   5,650,312
     2,253,000                       BB/B1   Denbury Resources, Inc., 8.25%,
                                             2/15/20                                                   2,540,258
     3,230,000                       NR/A1   Dolphin Energy, Ltd., 5.5%,
                                             12/15/21 (144A)                                           3,735,495
     9,775,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20
                                             (144A)                                                   10,654,750
       765,000                    BBB/Baa1   Gazprom OAO Via Gaz Capital SA,
                                             8.146%, 4/11/18 (144A)                                      931,938
     1,529,035                     BBB+/NR   Gazprom OAO Via Gazprom
                                             International SA, 7.201%, 2/1/20                          1,722,473
     1,776,946                     BBB+/NR   Gazprom OAO Via Gazprom
                                             International SA, 7.201%,
                                             2/1/20 (144A)                                             2,001,747
     5,768,000                     BB-/Ba3   Hilcorp Energy I LP, 7.625%,
                                             4/15/21 (144A)                                            6,344,800
     3,299,000                        B/B2   Linn Energy LLC, 8.625%, 4/15/20                          3,612,405

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 45

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production --
                                             (continued)
     4,700,000                       NR/NR   National JSC Naftogaz of Ukraine,
                                             9.5%, 9/30/14                                        $    4,776,610
     6,000,000                    BBB-/Ba1   Newfield Exploration Co., 5.625%,
                                             7/1/24                                                    6,660,000
NOK 15,000,000                       NR/NR   Norwegian Energy Co. AS, 12.9%,
                                             11/20/14                                                  2,557,190
     3,220,000                   CCC+/Caa1   PetroBakken Energy, Ltd., 8.625%,
                                             2/1/20 (144A)                                             3,348,800
     4,060,000                      BB-/B1   Plains Exploration & Production Co.,
                                             8.625%, 10/15/19                                          4,526,900
     2,220,000                    CCC/Caa1   Quicksilver Resources, Inc., 7.125%,
                                             4/1/16                                                    1,898,100
     4,655,000                       B-/B3   Samson Investment Co., 9.75%,
                                             2/15/20 (144A)                                            4,794,650
     1,960,000                        B/B2   SandRidge Energy, Inc., 7.5%,
                                             3/15/21                                                   2,018,800
     1,015,000                        B/B2   SandRidge Energy, Inc., 8.0%,
                                             6/1/18 (144A)                                             1,065,750
     5,900,000                        B/B3   Stone Energy Corp., 8.625%, 2/1/17                        6,313,000
     3,793,701                     NR/Baa2   Tengizchevoil Finance Co. SARL,
                                             6.124%, 11/15/14 (144A)                                   3,973,902
     1,295,000                   BBB-/Baa2   TNK-BP Finance SA, 6.625%,
                                             3/20/17 (144A)                                            1,474,681
     1,770,000                   BBB-/Baa2   TNK-BP Finance SA, 7.25%,
                                             2/2/20 (144A)                                             2,142,142
     4,160,000                   BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                             7/18/16 (144A)                                            4,806,880
     1,250,000                   BBB-/Baa2   TNK-BP Finance SA, 7.875%,
                                             3/13/18 (144A)                                            1,512,500
     3,650,000                     B-/Caa1   Vanguard Natural Resources LLC,
                                             7.875%, 4/1/20                                            3,677,375
     3,120,000                        B/B3   W&T Offshore, Inc., 8.5%, 6/15/19                         3,400,800
                                                                                                  --------------
                                                                                                  $  108,812,928
----------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.4%
     1,600,000                        A/A2   Motiva Enterprises LLC, 5.75%,
                                             1/15/20 (144A)                                       $    1,910,474
     3,125,000                    BBB/Baa2   Reliance Holdings USA, Inc., 4.5%,
                                             10/19/20 (144A)                                           3,202,797
     3,625,000                    BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                             4/15/18                                                   4,384,488
     9,410,000                     BB+/Ba1   Tesoro Corp., 5.375%, 10/1/22                             9,692,300
     2,410,000                     BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                               2,789,575
     4,354,000                    BBB/Baa2   Valero Energy Corp., 9.375%,
                                             3/15/19                                                   5,913,507
                                                                                                  --------------
                                                                                                  $   27,893,141
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 1.3%
     1,750,000                    BBB/Baa3   Buckeye Partners LP, 6.05%,
                                             1/15/18                                              $    1,962,370
     4,230,000                    BBB/Baa2   DCP Midstream LLC, 9.75%,
                                             3/15/19 (144A)                                            5,437,314
     3,811,000          7.00      BB+/Baa3   Enterprise Products Operating LLC,
                                             Floating Rate Note, 6/1/67                                4,082,534
     3,578,000          8.38      BB+/Baa3   Enterprise Products Operating LLC,
                                             Floating Rate Note, 8/1/66                                4,034,195
    11,890,000                    BBB/Baa2   Kinder Morgan Energy Partners
                                             LP, 4.15%, 3/1/22                                        12,844,553
     5,225,000                    BBB/Baa2   Kinder Morgan Energy Partners
                                             LP, 5.95%, 2/15/18                                        6,290,216
     5,100,000                    BBB/Baa2   Plains All American Pipeline LP,
                                             6.125%, 1/15/17                                           6,083,775
     5,035,000                        A/A3   Questar Pipeline Co., 5.83%, 2/1/18                       5,943,007
    10,335,000                      BB/Ba1   Rockies Express Pipeline LLC,
                                             5.625%, 4/15/20 (144A)                                    9,818,250
     4,189,000          3.46        BB/Ba1   Southern Union Co., Floating Rate
                                             Note, 11/1/66                                             3,340,728
     2,100,000                    BBB/Baa2   Spectra Energy Capital LLC,
                                             6.75%, 7/15/18                                            2,483,084
    10,300,000                    BBB/Baa2   Sunoco Logistics Partners Operations
                                             LP, 6.1%, 2/15/42                                        11,361,631
     8,780,000                   BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                             6/15/31                                                  11,230,568
     1,650,000                    BBB/Baa1   Transcontinental Gas Pipe Line Co.
                                             LLC, 4.45%, 8/1/42 (144A)                                 1,686,755
                                                                                                  --------------
                                                                                                  $   86,598,980
----------------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.2%
     4,260,000                       B+/B2   Alpha Natural Resources, Inc.,
                                             6.0%, 6/1/19                                         $    3,557,100
     1,860,000                       B+/B2   Alpha Natural Resources, Inc.,
                                             6.25%, 6/1/21                                             1,548,450
     3,550,000                       B+/B1   Bumi Capital Pte, Ltd., 12.0%,
                                             11/10/16 (144A)                                           2,982,000
     2,425,000                       B+/B1   Bumi Investment Pte, Ltd., 10.75%,
                                             10/6/17 (144A)                                            1,879,375
                                                                                                  --------------
                                                                                                  $    9,966,925
                                                                                                  --------------
                                             Total Energy                                         $  273,449,840
----------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 4.3%
                                             Commodity Chemicals -- 0.3%
     4,385,000                      BB+/WR   Basell Finance Co. BV, 8.1%,
                                             3/15/27 (144A)                                       $    5,919,750
     2,690,000                   BBB-/Baa3   Braskem Finance, Ltd., 7.375%,
                                             10/29/49 (Perpetual) (144A)                               2,831,225

The accompanying notes are an integral part of these financial statements.


                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 47

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- (continued)
     3,590,000                     CCC+/B3   Hexion US Finance Corp., 8.875%,
                                             2/1/18                                               $    3,688,725
     1,650,000                    BBB-/Ba1   Mexichem SAB de CV, 4.875%,
                                             9/19/22 (144A)                                            1,674,750
       791,000                     BB+/Ba2   NOVA Chemicals Corp., 7.875%,
                                             9/15/25                                                     796,932
     3,810,000                       BB/B1   Rain CII Carbon LLC, 8.0%,
                                             12/1/18 (144A)                                            3,886,200
                                                                                                  --------------
                                                                                                  $   18,797,582
----------------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.5%
     4,100,000                    BBB/Baa2   Eastman Chemical Co., 4.8%,
                                             9/1/42                                               $    4,442,243
     2,825,000                       B+/B1   INEOS Finance Plc, 9.0%, 5/15/15
                                             (144A)                                                    2,987,438
EURO 2,450,000                   CCC+/Caa1   INEOS Group Holdings SA, 7.875%,
                                             2/15/16 (144A)                                            2,920,343
    18,845,000                     BB+/Ba2   LyondellBasell Industries NV, 5.0%,
                                             4/15/19                                                  20,022,812
     1,150,000                     CC/Caa1   Momentive Performance Materials,
                                             Inc., 9.0%, 1/15/21                                         833,750
EURO   850,000                     NR/Caa1   Momentive Performance Materials,
                                             Inc., 9.5%, 1/15/21                                         797,436
                                                                                                  --------------
                                                                                                  $   32,004,022
----------------------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural Chemicals -- 0.1%
     4,695,000                    BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19                         $    5,874,098
----------------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.1%
     3,670,000                    BBB/Baa2   Cytec Industries, Inc., 8.95%,
                                             7/1/17                                               $    4,534,872
----------------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.3%
     5,098,000                       B-/NR   Cemex Espana Luxembourg,
                                             9.875%, 4/30/19 (144A)                               $    5,212,705
     3,375,000                       B-/NR   Cemex SAB de CV, 9.0%, 1/11/18
                                             (144A)                                                    3,375,000
     4,500,000          5.36         B-/NR   Cemex SAB de CV, Floating Rate
                                             Note, 9/30/15 (144A)                                      4,286,250
     1,880,000                    BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                             6.0%, 12/30/19 (144A)                                     2,087,170
     1,680,000                     B-/Caa2   Texas Industries, Inc., 9.25%,
                                             8/15/20                                                   1,780,800
     1,750,000                      BBB/NR   Voto-Votorantim Overseas Trading
                                             Operations NV, 6.625%,
                                             9/25/19 (144A)                                            2,016,875
                                                                                                  --------------
                                                                                                  $   18,758,800
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.4%
      1,730,000                      B-/B3   AEP Industries, Inc., 8.25%,
                                             4/15/19                                              $    1,833,800
EURO  1,020,000                     B+/Ba3   Ardagh Glass Finance Plc, 9.25%,
                                             7/1/16 (144A)                                             1,415,721
      7,250,000                    CCC+/B3   Ardagh Packaging Finance Plc,
                                             9.125%, 10/15/20 (144A)                                   7,685,000
EURO 11,058,000                    CCC+/B3   Ardagh Packaging Finance Plc,
                                             9.25%, 10/15/20 (144A)                                   14,601,996
                                                                                                  --------------
                                                                                                  $   25,536,517
----------------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.1%
      2,925,000                     BB+/B2   Graphic Packaging International,
                                             Inc., 7.875%, 10/1/18                                $    3,239,438
EURO  3,325,000                       B/B2   Nordenia International AG, 9.75%,
                                             7/15/17 (144A)                                            4,924,775
        675,000                     BB-/B1   Sealed Air Corp., 8.125%, 9/15/19
                                             (144A)                                                      750,938
                                                                                                  --------------
                                                                                                  $    8,915,151
----------------------------------------------------------------------------------------------------------------
                                             Aluminum -- 0.2%
      5,395,000                  BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                          $    5,953,744
            783                    CCC+/B3   Noranda Aluminum Acquisition
                                             Corp., 4.73%, 5/15/15 (PIK)                                     744
      5,500,000                       B/B2   Novelis, Inc. Georgia, 8.375%,
                                             12/15/17                                                  6,008,750
                                                                                                  --------------
                                                                                                  $   11,963,238
----------------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 1.0%
      3,900,000                  BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                             5.125%, 8/1/22                                       $    3,971,479
      6,575,000                  BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                             5.375%, 4/15/20                                           6,903,750
     27,140,000                  BBB-/Baa3   Gold Fields Orogen Holding BVI,
                                             Ltd., 4.875%, 10/7/20 (144A)                             27,604,311
     11,630,000                     BB-/B1   KGHM International, Ltd., 7.75%,
                                             6/15/19 (144A)                                           11,978,900
      1,615,000                  BBB-/Baa2   Southern Copper Corp., 5.375%,
                                             4/16/20                                                   1,815,523
      3,635,000                     BB/Ba3   Vedanta Resources Plc, 8.25%,
                                             6/7/21 (144A)                                             3,525,950
      7,253,000                     BB/Ba3   Vedanta Resources Plc, 9.5%,
                                             7/18/18 (144A)                                            7,452,458
      3,335,000                  BBB-/Baa3   Volcan Cia Minera SAA, 5.375%,
                                             2/2/22 (144A)                                             3,610,138
                                                                                                  --------------
                                                                                                  $   66,862,509
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 49

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.1%
     3,175,000                     BB-/Ba3   ALROSA Finance SA, 7.75%,
                                             11/3/20 (144A)                                       $    3,595,688
     3,250,000                     BB-/Ba3   ALROSA Finance SA, 8.875%,
                                             11/17/14 (144A)                                           3,615,625
                                                                                                  --------------
                                                                                                  $    7,211,313
----------------------------------------------------------------------------------------------------------------
                                             Steel -- 1.0%
     3,645,000                   BBB-/Baa3   Allegheny Technologies, Inc.,
                                             9.375%, 6/1/19                                       $    4,709,402
     3,050,000                    BB+/Baa3   ArcelorMittal, 5.5%, 8/5/20                               2,933,914
    10,250,000                    BB+/Baa3   ArcelorMittal, 5.75%, 3/1/21                              9,765,482
     5,420,000                    BB+/Baa3   ArcelorMittal, 6.125%, 6/1/18                             5,384,499
     5,350,000                     BB+/Ba2   Commercial Metals Co., 7.35%,
                                             8/15/18                                                   5,630,875
     5,550,000                        B/B3   Essar Steel Algoma, Inc., 9.375%,
                                             3/15/15 (144A)                                            5,286,375
     2,815,000                    CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                             6/15/15 (144A)                                            2,230,888
     8,725,000                       B-/B3   Ferrexpo Finance Plc, 7.875%,
                                             4/7/16 (144A)                                             8,245,125
     5,200,000                   BBB-/Baa3   Hyundai Steel Co., 4.625%, 4/21/16
                                             (144A)                                                    5,593,120
     5,455,000                       NR/B2   Metinvest BV, 10.25%, 5/20/15
                                             (144A)                                                    5,509,550
     5,675,000                       NR/B2   Metinvest BV, 8.75%, 2/14/18
                                             (144A)                                                    5,405,438
     4,738,000                        B/B3   Severstal Columbus LLC, 10.25%,
                                             2/15/18                                                   4,738,000
                                                                                                  --------------
                                                                                                  $   65,432,668
----------------------------------------------------------------------------------------------------------------
                                             Forest Products -- 0.0%+
     1,650,000                       NR/WR   Sino-Forest Corp., 6.25%, 10/21/17
                                             (144A) (c)                                           $      226,875
----------------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.2%
     2,000,000                       B+/B1   Appleton Papers, Inc., 10.5%,
                                             6/15/15 (144A)                                       $    2,125,000
     8,625,000                   BBB+/Baa2   Inversiones CMPC SA, 4.5%,
                                             4/25/22 (144A)                                            8,959,779
     2,100,000                      BB/Ba2   Sappi Papier Holding GmbH,
                                             6.625%, 4/15/21 (144A)                                    2,016,000
                                                                                                  --------------
                                                                                                  $   13,100,779
                                                                                                  --------------
                                             Total Materials                                      $  279,218,424
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                   Floating            S&P/Moody's
Principal          Rate (b)            Ratings
Amount ($)         (unaudited)         (unaudited)                                                Value
----------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 2.4%
                                             Aerospace & Defense -- 0.1%
     2,600,000                        B/B1   GeoEye, Inc., 9.625%, 10/1/15                        $    2,899,000
     6,250,000                       B-/B3   TransDigm, Inc., 7.75%, 12/15/18                          6,906,250
                                                                                                  --------------
                                                                                                  $    9,805,250
----------------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.5%
     4,025,000                     BB+/Ba3   Building Materials Corp. of America,
                                             6.75%, 5/1/21 (144A)                                 $    4,407,375
     3,438,000                    BBB-/Ba2   Masco Corp., 5.85%, 3/15/17                               3,732,475
     6,875,000                    BBB-/Ba2   Masco Corp., 5.95%, 3/15/22                               7,531,631
    14,290,000                    BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                             16,266,536
                                                                                                  --------------
                                                                                                  $   31,938,017
----------------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.4%
    10,200,000                        A/A2   ABB Finance USA, Inc., 4.375%,
                                             5/8/42                                               $   11,282,975
     3,400,000                     BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                             1/15/21                                                   3,655,000
     3,400,000                       B+/B1   Empresas ICA SAB de CV, 8.375%,
                                             7/24/17 (144A)                                            3,544,500
     8,675,000                       B+/B1   Empresas ICA SAB de CV, 8.9%,
                                             2/4/21 (144A)                                             9,065,375
                                                                                                  --------------
                                                                                                  $   27,547,850
----------------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.2%
     3,932,000                        B/B3   Coleman Cable, Inc., 9.0%,
                                             2/15/18                                              $    4,187,580
     3,100,000                        A/A2   Thomas & Betts Corp., 5.625%,
                                             11/15/21                                                  3,729,123
     3,500,000                        B/B3   WireCo WorldGroup, Inc., 9.5%,
                                             5/15/17                                                   3,745,000
                                                                                                  --------------
                                                                                                  $   11,661,703
----------------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.2%
     2,900,000                     BB-/Ba2   Boart Longyear Management Pty,
                                             Ltd., 7.0%, 4/1/21 (144A)                            $    2,976,125
EURO 1,260,000                     BB-/Ba3   Mark IV Europe Lux SCA, 8.875%,
                                             12/15/17 (144A)                                           1,716,446
     2,600,000                     CCC+/B3   Park-Ohio Industries, Inc., 8.125%,
                                             4/1/21                                                    2,691,000
     4,485,000                    BBB/Baa2   Tyco Electronics Group SA, 6.55%,
                                             10/1/17                                                   5,423,782
                                                                                                  --------------
                                                                                                  $   12,807,353
----------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.2%
     3,742,000                       B+/B3   American Railcar Industries, Inc.,
                                             7.5%, 3/1/14                                         $    3,798,130

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 51

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- (continued)
     1,125,000                        B/B2   Commercial Vehicle Group, Inc.,
                                             7.875%, 4/15/19                                      $    1,136,250
     1,345,000                      A/Baa1   Cummins, Inc., 6.75%, 2/15/27                             1,684,444
     6,725,000                     CCC+/B2   Navistar International Corp.,
                                             8.25%, 11/1/21                                            6,380,344
       840,000                       B+/B1   Titan International, Inc., 7.875%,
                                             10/1/17                                                     890,400
                                                                                                  --------------
                                                                                                  $   13,889,568
----------------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.4%
     1,755,000                   BBB-/Baa3   Flowserve Corp., 3.5%, 9/15/22                       $    1,774,193
     3,020,000                   BBB+/Baa1   Ingersoll-Rand Global Holding
                                             Co., Ltd., 9.5%, 4/15/14                                  3,400,173
     6,050,000                      B/Caa2   Liberty Tire Recycling, 11.0%,
                                             10/1/16 (144A)                                            5,868,500
     4,335,000                   CCC+/Caa2   Mueller Water Products, Inc.,
                                             7.375%, 6/1/17                                            4,443,375
     3,830,000                   BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                             4/20/20                                                   4,559,810
     7,210,000                       B+/NR   WPE International Cooperatief UA,
                                             10.375%, 9/30/20 (144A)                                   6,128,500
                                                                                                  --------------
                                                                                                  $   26,174,551
----------------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.4%
     2,870,000                     BB+/Ba3   Aircastle, Ltd., 7.625%, 4/15/20                     $    3,178,525
    12,603,000                      BB+/NR   Aviation Capital Group Corp., 6.75%,
                                             4/6/21 (144A)                                            12,847,498
     6,795,000                    BBB/Baa2   GATX Corp., 6.0%, 2/15/18                                 7,597,422
                                                                                                  --------------
                                                                                                  $   23,623,445
                                                                                                  --------------
                                             Total Capital Goods                                  $  157,447,737
----------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.5%
                                             Air Freight & Logistics -- 0.1%
     4,765,000                   CCC+/Caa1   CEVA Group Plc, 11.5%, 4/1/18
                                             (144A)                                               $    4,193,200
       355,000                     CCC+/B3   CEVA Group Plc, 11.625%,
                                             10/1/16 (144A)                                              363,875
     2,500,000                      B-/Ba3   CEVA Group Plc, 8.375%, 12/1/17
                                             (144A)                                                    2,409,375
                                                                                                  --------------
                                                                                                  $    6,966,450
----------------------------------------------------------------------------------------------------------------
                                             Airlines -- 0.1%
       796,789                      BB/Ba1   Continental Airlines 1999-1
                                             Class B Pass Through Trust,
                                             6.795%, 8/2/18                                       $      844,596

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Airlines -- (continued)
     2,794,466                     A-/Baa2   Delta Air Lines 2010-2 Class A Pass
                                             Through Trust, 4.95%, 5/23/19                        $    3,018,023
     4,965,000                      BB-/NR   TAM Capital 3, Inc., 8.375%,
                                             6/3/21 (144A)                                             5,349,788
                                                                                                  --------------
                                                                                                  $    9,212,407
----------------------------------------------------------------------------------------------------------------
                                             Trucking -- 0.3%
     4,200,000                   BBB-/Baa2   Asciano Finance, Ltd., 5.0%,
                                             4/7/18 (144A)                                        $    4,510,657
     8,733,455                      NR/Ba2   Inversiones Alsacia SA, 8.0%,
                                             8/18/18 (144A)                                            8,962,010
     1,820,000                     B+/Caa1   Swift Services Holdings, Inc.,
                                             10.0%, 11/15/18                                           1,970,150
     2,050,000                     BBB+/A3   Transnet SOC, Ltd., 4.0%, 7/26/22
                                             (144A)                                                    2,083,825
                                                                                                  --------------
                                                                                                  $   17,526,642
----------------------------------------------------------------------------------------------------------------
                                             Airport Services -- 0.0%+
     1,100,000                        B/B2   Aguila 3 SA, 7.875%, 1/31/18
                                             (144A)                                               $    1,155,000
                                                                                                  --------------
                                             Total Transportation                                 $   34,860,499
----------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.1%
                                             Automobile Manufacturers -- 0.1%
       750,000                        B/B2   Chrysler Group LLC, 8.0%, 6/15/19                    $      795,000
     3,000,000                        B/B2   Chrysler Group LLC, 8.25%,
                                             6/15/21                                                   3,195,000
     1,390,000                   BBB+/Baa2   Hyundai Motor Manufacturing
                                             Czech sro, 4.5%, 4/15/15 (144A)                           1,484,798
                                                                                                  --------------
                                                                                                  $    5,474,798
                                                                                                  --------------
                                             Total Automobiles & Components                       $    5,474,798
----------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.7%
                                             Homebuilding -- 0.3%
     2,150,000                     BB-/Ba3   Corp GEO SAB de CV, 8.875%,
                                             3/27/22 (144A)                                       $    2,198,375
     4,110,000                      NR/Ba3   Desarrolladora Homex SAB de CV,
                                             9.5%, 12/11/19 (144A)                                     4,192,200
     7,705,000                      NR/Ba3   Desarrolladora Homex SAB de CV,
                                             9.75%, 3/25/20 (144A)                                     7,859,100
     1,500,000                        B/B2   KB Home, 8.0%, 3/15/20                                    1,661,250
     2,244,000                      NR/Ba3   Urbi Desarrollos Urbanos SAB de CV,
                                             9.5%, 1/21/20 (144A)                                      1,974,720
     3,975,000                      NR/Ba3   Urbi Desarrollos Urbanos SAB de CV,
                                             9.75%, 2/3/22 (144A)                                      3,498,000
                                                                                                  --------------
                                                                                                  $   21,383,645
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 53

----------------------------------------------------------------------------------------------------------------
                 Floating         S&P/Moody's
Principal        Rate (b)         Ratings
Amount ($)       (unaudited)      (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------------
                                             Household Appliances -- 0.0%+
     4,090,000                   BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                        $    4,159,968
----------------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.4%
     9,339,000                      BB+/NR   Controladora Mabe SA de CV,
                                             7.875%, 10/28/19 (144A)                              $   10,599,765
     4,175,000                       B+/B1   Reynolds Group Issuer, Inc., 7.125%,
                                             4/15/19                                                   4,404,625
     5,895,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                             8/15/19                                                   6,270,806
     2,455,000                     CCC+/B3   Yankee Candle Co., Inc., 9.75%,
                                             2/15/17                                                   2,577,750
                                                                                                  --------------
                                                                                                  $   23,852,946
                                                                                                  --------------
                                             Total Consumer Durables & Apparel                    $   49,396,559
----------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.6%
                                             Casinos & Gaming -- 0.7%
    11,865,000                     B-/Caa2   Codere Finance Luxembourg SA,
                                             9.25%, 2/15/19 (144A)                                $    9,729,300
EURO 7,530,000          8.25        BB/Ba2   Lottomatica Group S.p.A., Floating
                                             Rate Note, 3/31/66 (144A)                                 9,511,990
     1,875,000                       NR/WR   Mashantucket Western Pequot Tribe,
                                             8.5%, 11/15/15 (144A) (c)                                   168,750
EURO 4,041,000                       B-/B3   Peermont Global Pty, Ltd., 7.75%,
                                             4/30/14 (144A)                                            4,985,560
     3,250,000                      BB-/B1   Scientific Games International, Inc.,
                                             6.25%, 9/1/20 (144A)                                      3,266,250
     4,274,000                      BB-/B1   Scientific Games International, Inc.,
                                             9.25%, 6/15/19                                            4,744,140
     1,780,000                    CCC/Caa2   Shingle Springs Tribal Gaming Authority,
                                             9.375%, 6/15/15 (144A)                                    1,468,500
    11,375,000                     BBB-/NR   Wynn Las Vegas LLC, 5.375%,
                                             3/15/22 (144A)                                           11,545,625
                                                                                                  --------------
                                                                                                  $   45,420,115
----------------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.1%
     5,585,000                    BBB/Baa2   Marriott International, Inc. Delaware,
                                             3.25%, 9/15/22                                       $    5,614,193
----------------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
     4,000,000                        B/B3   Burger King Corp., 9.875%,
                                             10/15/18                                             $    4,640,000
----------------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.6%
     4,500,000                       NR/NR   Bowdoin College, 4.693%, 7/1/12                      $    4,531,230
     4,000,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                             5.6%, 7/1/11                                              5,775,800
     3,475,000                     AAA/Aaa   The Board of Trustees of The Leland
                                             Stanford Junior University, 4.75%,
                                             5/1/19                                                    4,179,869

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Education Services -- (continued)
     7,800,000                       A+/A1   The George Washington University,
                                             1.827%, 9/15/17                                      $    7,924,956
    14,650,000                     AA-/Aa2   Tufts University, 5.017%, 4/15/12                        16,979,790
     2,800,000                      AA/Aa1   University of Southern California,
                                             5.25%, 10/1/11                                            3,571,232
                                                                                                  --------------
                                                                                                  $   42,962,877
----------------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.1%
     5,322,000                     BB-/Ba3   Service Corp. International United
                                             States, 8.0%, 11/15/21                               $    6,492,840
                                                                                                  --------------
                                             Total Consumer Services                              $  105,130,025
----------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.9%
                                             Broadcasting -- 0.9%
     6,150,000                      BB-/B1   CCO Holdings LLC, 6.625%,
                                             1/31/22                                              $    6,718,875
     5,100,000                      BB-/B1   CCO Holdings LLC, 7.25%,
                                             10/30/17                                                  5,559,000
     3,700,000                      BB-/B1   CCO Holdings LLC, 7.375%,
                                             6/1/20                                                    4,130,125
     3,390,000                   BBB+/Baa1   Grupo Televisa SAB, 6.0%,
                                             5/15/18                                                   4,023,279
     5,928,535                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                             2/4/17                                                    6,284,247
     7,100,000                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                             2/4/17 (144A) (PIK)                                       7,526,000
     6,400,000                     NR/Baa3   Myriad International Holding BV,
                                             6.375%, 7/28/17 (144A)                                    7,248,000
     3,000,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                             12/1/18 (144A)                                            2,737,500
EURO 7,260,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                             12/1/18 (144A)                                            8,537,123
     4,125,000                       B-/B3   Telesat Canada, 12.5%, 11/1/17                            4,589,062
                                                                                                  --------------
                                                                                                  $   57,353,211
----------------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.0%+
     1,100,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%,
                                             4/1/19                                               $    1,476,444
       640,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                             2/14/19                                                     871,386
                                                                                                  --------------
                                                                                                  $    2,347,830
                                                                                                  --------------
                                             Total Media                                          $   59,701,041
----------------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.2%
                                             Internet Retail -- 0.2%
     9,735,000                    BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                        $   10,737,481
                                                                                                  --------------
                                             Total Retailing                                      $   10,737,481
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 55

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.1%
                                             Drug Retail -- 0.1%
     5,786,991                   BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                             1/10/33 (144A)                                       $    6,613,431
     1,103,811                   BBB+/Baa2   CVS Pass-Through Trust, 6.036%,
                                             12/10/28                                                  1,281,724
                                                                                                  --------------
                                                                                                  $    7,895,155
                                                                                                  --------------
                                             Total Food & Staples Retailing                       $    7,895,155
----------------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 1.4%
                                             Brewers -- 0.1%
     4,255,000                        A/A3   Anheuser-Busch InBev Worldwide,
                                             Inc., 7.75%, 1/15/19                                 $    5,756,487
----------------------------------------------------------------------------------------------------------------
                                             Soft Drinks -- 0.1%
     5,210,000                       BB/NR   Ajecorp BV, 6.5%, 5/14/22 (144A)                     $    5,483,525
     2,770,000                      BB/Ba2   Central American Bottling Corp.,
                                             6.75%, 2/9/22 (144A)                                      2,991,600
                                                                                                  --------------
                                                                                                  $    8,475,125
----------------------------------------------------------------------------------------------------------------
                                             Agricultural Products -- 0.2%
    12,670,000                    BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20 (144A)                  $   13,748,090
----------------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.8%
       750,000                       BB/B1   Bertin SA, 10.25%, 10/5/16 (144A)                    $      802,500
     8,010,000                   BBB-/Baa3   BRF - Brasil Foods SA, 5.875%,
                                             6/6/22 (144A)                                             8,750,925
     8,000,000                       B+/B1   CFG Investment SAC, 9.75%,
                                             7/30/19 (144A)                                            6,320,000
     1,038,898                       NR/NR   Independencia International, Ltd.,
                                             12.0%, 12/30/16 (144A) (c)                                    4,675
     7,713,000                       BB/B1   JBS Finance II, Ltd., 8.25%, 1/29/18
                                             (144A)                                                    7,867,260
     4,650,000                       BB/B1   JBS USA LLC, 8.25%, 2/1/20 (144A)                         4,638,375
     3,305,000                   BBB-/Baa2   Kraft Foods, Inc., 6.5%, 2/9/40                           4,476,725
     6,750,000                       B+/B2   Marfrig Overseas, Ltd., 9.5%, 5/4/20
                                             (144A)                                                    5,578,875
     5,000,000                       B+/B2   Minerva Luxembourg SA, 12.25%,
                                             2/10/22 (144A)                                            5,768,500
     5,538,000                       B+/B2   Minerva Overseas II, Ltd., 10.875%,
                                             11/15/19 (144A)                                           6,119,490
                                                                                                  --------------
                                                                                                  $   50,327,325
----------------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.2%
    10,125,000                       B-/B3   Alliance One International, Inc.,
                                             10.0%, 7/15/16                                       $   10,479,375
                                                                                                  --------------
                                             Total Food, Beverage & Tobacco                       $   88,786,402
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                             Personal Products -- 0.1%
     2,100,000                     BB-/Ba3   Hypermarcas SA, 6.5%, 4/20/21
                                             (144A)                                               $    2,201,430
     2,375,000                   CCC+/Caa1   Monitronics International, Inc.,
                                             9.125%, 4/1/20                                            2,470,000
                                                                                                  --------------
                                                                                                  $    4,671,430
                                                                                                  --------------
                                             Total Household & Personal
                                             Products                                             $    4,671,430
----------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                             Health Care Services -- 0.1%
     5,413,000                    CCC/Caa2   Gentiva Health Services, Inc., 11.5%,
                                             9/1/18                                               $    5,108,519
----------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.3%
     4,000,000                      BB/Ba3   HCA, Inc., 6.5%, 2/15/20                             $    4,450,000
     1,430,000                      BB/Ba3   HCA, Inc., 8.5%, 4/15/19                                  1,612,325
       800,000                       B-/B3   Vanguard Health Holding Co. II LLC,
                                             7.75%, 2/1/19                                               851,000
    11,680,000                       B-/B3   Vanguard Health Holding Co. II LLC,
                                             7.75%, 2/1/19 (144A)                                     12,424,600
                                                                                                  --------------
                                                                                                  $   19,337,925
----------------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.1%
     6,700,000                     BB+/Ba2   AMERIGROUP Corp., 7.5%,
                                             11/15/19                                             $    7,826,438
     1,820,000                     A-/Baa2   WellPoint, Inc., 3.3%, 1/15/23                            1,840,804
                                                                                                  --------------
                                                                                                  $    9,667,242
                                                                                                  --------------
                                             Total Health Care Equipment
                                             & Services                                           $   34,113,686
----------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 0.1%
                                             Biotechnology -- 0.1%
     5,610,000                      BB-/B3   Warner Chilcott Co. LLC, 7.75%,
                                             9/15/18                                              $    5,988,675
                                                                                                  --------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences                        $    5,988,675
----------------------------------------------------------------------------------------------------------------
                                             BANKS -- 6.3%
                                             Diversi3ed Banks -- 3.9%
NOK 70,000,000                     AAA/Aaa   Asian Development Bank, 3.375%,
                                             5/20/14                                              $   12,600,354
     5,250,000                      BBB/NR   Banco Continental SA via Continental
                                             Senior Trustees II Cayman, Ltd.,
                                             5.75%, 1/18/17 (144A)                                     5,709,375

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 57

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
      6,400,000         7.38        BB+/NR   Banco Continental SA via Continental
                                             Trustees Cayman, Ltd., Floating Rate
                                             Note, 10/7/40 (144A)                                 $    6,896,047
      5,300,000                    NR/Baa2   Banco de Credito del Peru Panama,
                                             5.375%, 9/16/20 (144A)                                    5,697,500
      1,753,000         9.75        BB+/NR   Banco de Credito del Peru Panama,
                                             Floating Rate Note, 11/6/69 (144A)                        2,103,600
     10,155,000         6.88       NR/Baa3   Banco de Credito del Peru Panama,
                                             Floating Rate Note, 9/16/26 (144A)                       11,500,538
      3,650,000                     NR/Ba1   Banco do Estado do Rio Grande do
                                             Sul SA, 7.375%, 2/2/22 (144A)                             4,060,625
      8,000,000                     NR/Ba2   Banco GNB Sudameris SA, 7.5%,
                                             7/30/22 (144A)                                            8,610,513
     14,650,000                    NR/Baa2   Bancolombia SA, 5.95%, 6/3/21                            16,481,250
     23,300,000                      NR/A3   BBVA Bancomer SA Texas, 6.5%,
                                             3/10/21 (144A)                                           25,525,150
TRY  29,560,000                     AA/Aa2   Cooperatieve Centrale
                                             Raiffeisen-Boerenleenbank BA
                                             Netherlands, 0.0%, 3/3/15 (e)                            13,919,009
EURO  5,150,000                     NR/Aaa   Cooperatieve Centrale
                                             Raiffeisen-Boerenleenbank BA
                                             Netherlands, 6.875%, 3/19/20                              6,949,449
      4,150,000         8.38      BBB-/Ba2   Credit Agricole SA, Floating Rate
                                             Note, 10/29/49 (Perpetual) (144A)                         4,035,875
      1,900,000                     A+/Aa3   Export-Import Bank of Korea,
                                             5.875%, 1/14/15                                           2,089,236
     11,000,000                       A/A2   HSBC Bank Plc, 7.65%, 5/1/25                             14,192,497
      2,770,000                      A/Aa3   Industrial Bank of Korea, 7.125%,
                                             4/23/14 (144A)                                            3,015,843
NOK 167,500,000                    AAA/Aaa   International Bank for Reconstruction
                                             & Development, 3.25%, 4/14/14                            29,959,934
     11,625,000                  BBB+/Baa2   Intesa Sanpaolo S.p.A., 3.625%,
                                             8/12/15 (144A)                                           11,392,500
      1,125,000                  BBB+/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                             2/24/21 (144A)                                            1,098,900
      5,115,000         2.83     BBB+/Baa2   Intesa Sanpaolo S.p.A., Floating Rate
                                             Note, 2/24/14 (144A)                                      5,038,740
      2,420,000                    B+/Caa1   Kazkommertsbank JSC, 8.0%,
                                             11/3/15 (144A)                                            2,250,600
     17,800,000                     A/Baa1   Nordea Bank AB, 4.25%, 9/21/22
                                             (144A)                                                   17,689,729
     13,825,000         6.38         A-/A2   Northgroup Preferred Capital Corp.,
                                             Floating Rate Note, 1/29/49
                                             (Perpetual) (144A)                                       13,770,668
      3,694,737         3.14          A/NR   SBP DPR Finance Co., Floating Rate
                                             Note, 3/15/17 (144A)                                      3,680,902
      6,900,000                      A+/A2   Standard Chartered Plc, 3.85%,
                                             4/27/15 (144A)                                            7,278,465

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
     5,900,000                     NR/Baa2   Turkiye Garanti Bankasi AS, 5.25%,
                                             9/13/22 (144A)                                       $    5,944,250
    16,100,000                     NR/Baa1   VTB Bank OJSC Via VTB Capital SA,
                                             6.0%, 4/12/17 (144A)                                     16,824,500
                                                                                                  --------------
                                                                                                  $  258,316,049
----------------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 2.0%
     1,180,000                       A-/A2   American Express Bank FSB, 5.5%,
                                             4/16/13                                              $    1,212,151
     6,843,000                     NR/Baa3   Banco Internacional del Peru SAA,
                                             5.75%, 10/7/20 (144A)                                     7,236,472
    10,765,000                    BB+/Baa3   Capital One Capital VI, 8.875%,
                                             5/15/40                                                  10,945,443
     1,500,000                       A-/NR   CoBank ACB, 7.875%, 4/16/18
                                             (144A)                                                    1,877,640
     2,850,000                        A/A1   Mellon Funding Corp., 5.5%,
                                             11/15/18                                                  3,368,959
     1,809,000                       A-/A3   PNC Bank NA, 6.0%, 12/7/17                                2,161,997
    15,455,000          8.25      BBB/Baa3   PNC Financial Services Group, Inc.,
                                             Floating Rate Note, 5/29/49
                                             (Perpetual)                                              16,041,486
    17,335,000          6.75      BBB/Baa3   PNC Financial Services Group, Inc.,
                                             Floating Rate Note, 7/29/49
                                             (Perpetual)                                              19,372,383
     4,600,000          8.70      BBB/Baa3   PNC Preferred Funding Trust III,
                                             Floating Rate Note, 3/29/49
                                             (Perpetual) (144A)                                        4,669,598
    15,896,000                    BBB/Baa2   Sovereign Bank, 8.75%, 5/30/18                           18,261,818
    16,290,000          5.38     BBB+/Baa1   State Street Capital Trust III,
                                             Floating Rate Note, 1/29/49
                                             (Perpetual)                                              16,292,118
     4,325,000                    BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17                       4,642,126
    20,025,000                     BBB-/NR   UBS AG, 7.625%, 8/17/22                                  20,937,339
     2,195,000                       A+/A1   Wachovia Bank NA, 6.0%, 11/15/17                          2,646,997
       660,000          5.57     BBB+/Baa3   Wachovia Capital Trust III, Floating
                                             Rate Note, 3/29/49 (Perpetual)                              652,575
                                                                                                  --------------
                                                                                                  $  130,319,102
----------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.4%
    12,500,000                      NR/Ba2   Alfa Bank OJSC Via Alfa Bond Issuance
                                             Plc, 7.5%, 9/26/19 (144A)                            $   12,592,429
     1,550,000                      BB/Ba1   Alfa Bank OJSC Via Alfa Bond Issuance
                                             Plc, 7.875%, 9/25/17 (144A)                               1,670,512
    10,075,000                   BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17                   10,465,426
     1,970,000                   BBB+/Baa2   Santander Holdings USA, Inc.
                                             Pennsylvania, 3.0%, 9/24/15                               1,993,088
                                                                                                  --------------
                                                                                                  $   26,721,455
                                                                                                  --------------
                                             Total Banks                                          $  415,356,606
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 59

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 6.4%
                                             Other Diversified Financial Services -- 2.3%
     9,255,000                   BBB+/Baa2   Alterra Finance LLC, 6.25%,
                                             9/30/20                                              $    9,879,463
EURO   900,000         10.91         B-/NR   ATLAS VI Capital, Ltd., Floating Rate
                                             Note, 4/7/14 (Cat Bond) (144A)                            1,171,787
     2,500,000          6.50        BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                             5/24/13 (Cat Bond) (144A)                                 2,557,500
       900,000          9.00        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                                    924,300
     3,150,000         10.25        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                             1/8/15 (Cat Bond) (144A)                                  3,260,565
       850,000          9.00         BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                             3/16/16 (Cat Bond) (144A)                                   911,965
       500,000          6.71        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                             Floating Rate Note, 8/4/14
                                             (Cat Bond) (144A)                                           502,300
     5,300,000          0.00        BB+/NR   Embarcadero Reinsurance, Ltd.,
                                             Floating Rate Note, 8/7/15
                                             (Cat Bond) (144A)                                         5,336,570
    18,600,000          7.12      AA-/Baa1   General Electric Capital Corp.,
                                             Floating Rate Note, 12/15/49
                                             (Perpetual)                                              20,728,212
     3,570,000                   BBB+/Baa2   Hyundai Capital Services, Inc., 3.5%,
                                             9/13/17 (144A)                                            3,733,006
     2,550,000                   BBB+/Baa2   Hyundai Capital Services, Inc.,
                                             4.375%, 7/27/16 (144A)                                    2,748,798
     3,200,000          8.35        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                                  3,292,160
       400,000         13.50         B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                                    418,200
     2,450,000          6.20        BB-/NR   Ibis Re, Ltd., Floating Rate Note,
                                             5/3/13 (Cat Bond) (144A)                                  2,503,655
       425,000          9.25          B/NR   Ibis Re, Ltd., Floating Rate Note,
                                             5/3/13 (Cat Bond) (144A)                                    440,428
TRY  7,900,000                        A/A2   JPMorgan Chase & Co., 10/4/17
                                             (144A)                                                    2,865,099
    22,762,000          7.90       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                             Note, 4/29/49 (Perpetual)                                25,851,486
     7,250,000          6.00         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                             1/8/14 (Cat Bond) (144A)                                  7,261,600
     4,450,000          7.25         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                             1/8/14 (Cat Bond) (144A)                                  4,491,830
     4,700,000          6.25         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                             5/17/13 (Cat Bond) (144A)                                 4,752,170
     4,900,000          8.25        BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                             5/17/13 (Cat Bond) (144A)                                 4,991,630
     4,750,000          9.98        BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                             Note, 12/21/12 (Cat Bond) (144A)                          4,772,800

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services --
                                             (continued)
     4,200,000                       BB/NR   Magnesita Finance, Ltd., 8.625%,
                                             4/29/49 (Perpetual) (144A)                           $    4,332,909
     4,200,000          7.50        BB-/NR   Queen Street II Capital, Ltd., Floating
                                             Rate Note, 4/9/14 (Cat Bond)
                                             (144A)                                                    4,217,220
     2,750,000          7.50        BB-/NR   Queen Street IV Capital, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond)
                                             (144A)                                                    2,704,350
     2,150,000          8.50         B+/NR   Queen Street V Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                            2,157,310
     3,250,000          6.25         BB/NR   Residential Reinsurance 2010, Ltd.,
                                             Floating Rate Note, 6/6/13
                                             (Cat Bond) (144A)                                         3,319,550
     2,950,000          8.90        BB-/NR   Residential Reinsurance 2010, Ltd.,
                                             Floating Rate Note, 6/6/13
                                             (Cat Bond) (144A)                                         3,041,155
     3,800,000          0.00         BB/NR   Residential Reinsurance 2010, Ltd.,
                                             Floating Rate Note, 6/6/13
                                             (Cat Bond) (144A)                                         3,890,440
     3,500,000          9.00        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                             Floating Rate Note, 6/6/15
                                             (Cat Bond) (144A)                                         3,584,000
     4,500,000          8.00        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 6/6/16
                                             (Cat Bond) (144A)                                         4,576,050
     5,351,000          7.70        BBB/NR   Tiers Trust, Floating Rate Note,
                                             10/15/97 (144A) (d)                                       3,144,803
     5,500,000          3.82        BB+/NR   Vita Capital V, Ltd., Floating Rate
                                             Note, 1/15/17 (Cat Bond) (144A)                           5,500,550
                                                                                                  --------------
                                                                                                  $  153,863,861
----------------------------------------------------------------------------------------------------------------
                                             Multi-Sector Holdings -- 0.3%
     4,710,000                     BBB-/NR   Gruposura Finance, 5.7%,
                                             5/18/21 (144A)                                       $    5,133,900
    11,820,000                      AA/Aa3   IPIC GMTN, Ltd., 5.5%, 3/1/22
                                             (144A)                                                   13,238,400
                                                                                                  --------------
                                                                                                  $   18,372,300
----------------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.6%
    10,130,000                   BBB-/Baa3   Banque PSA Finance SA, 5.75%,
                                             4/4/21 (144A)                                        $    9,306,279
     6,180,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%, 7/16/20
                                             (144A)                                                    7,023,570
    18,665,000                    BBB/Baa3   Cantor Fitzgerald LP, 7.875%,
                                             10/15/19 (144A)                                          19,277,175
     3,670,000                      BBB/NR   Corp Financiera de Desarrollo SA,
                                             4.75%, 2/8/22 (144A)                                      4,046,175

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 61

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- (continued)
     2,850,000          5.25        BB+/NR   Kibou, Ltd., Floating Rate Note,
                                             2/16/15 (Cat Bond) (144A)                            $    2,900,160
                                                                                                  --------------
                                                                                                  $   42,553,359
----------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.4%
     2,030,000                    BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                             7/15/19                                              $    2,679,233
CNY 53,000,000                        A/A2   Caterpillar Financial Services Corp.,
                                             1.35%, 7/12/13                                            8,288,041
       200,000                        A/A2   Caterpillar Financial Services Corp.,
                                             7.05%, 10/1/18                                              260,046
     1,240,000                   BBB+/Baa2   Hyundai Capital America, 3.75%,
                                             4/6/16 (144A)                                             1,319,152
     1,200,000                   BBB+/Baa2   Hyundai Capital America, 4.0%,
                                             6/8/17 (144A)                                             1,294,320
     4,559,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note,
                                             7/25/14                                                   4,629,664
     5,195,000                    CCC/Caa1   Springleaf Finance Corp., 6.9%,
                                             12/15/17                                                  4,415,750
                                                                                                  --------------
                                                                                                  $   22,886,206
----------------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody Banks -- 0.5%
     7,360,000          7.52     BBB+/Baa2   Ameriprise Financial, Inc., Floating
                                             Rate Note, 6/1/66                                    $    8,114,400
     5,200,000                        A/NR   Blackstone Holdings Finance Co
                                             LLC, 4.75%, 2/15/23 (144A)                                5,421,707
     5,650,000                       NR/B1   Intercorp Retail Trust, 8.875%,
                                             11/14/18 (144A)                                           6,271,500
     4,430,000                   BBB-/Baa3   Janus Capital Group, Inc., 6.7%,
                                             6/15/17                                                   5,013,936
     4,350,000                     BB+/Ba1   Neuberger Berman Group LLC,
                                             5.625%, 3/15/20 (144A)                                    4,632,750
                                                                                                  --------------
                                                                                                  $   29,454,293
----------------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 2.3%
    25,490,000          4.00       BB+/Ba2   Goldman Sachs Capital II, Floating
                                             Rate Note, 6/1/43                                    $   19,198,048
     7,115,000                    BBB/Baa2   Jefferies Group, Inc., 5.125%,
                                             4/13/18                                                   7,221,725
    11,745,000                    BBB/Baa2   Jefferies Group, Inc., 6.875%,
                                             4/15/21                                                  12,640,556
     1,425,000                    BBB/Baa2   Jefferies Group, Inc., 8.5%,
                                             7/15/19                                                   1,635,188
     3,275,000                      BBB/A3   Macquarie Bank, Ltd., 6.625%,
                                             4/7/21 (144A)                                             3,504,578
     5,825,000                      BBB/A3   Macquarie Group, Ltd., 6.0%,
                                             1/14/20 (144A)                                            6,241,488

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage --
                                             (continued)
     7,750,000                      BBB/A3   Macquarie Group, Ltd., 6.25%,
                                             1/14/21 (144A)                                       $    8,383,950
     5,350,000                      BBB/A3   Macquarie Group, Ltd., 7.625%,
                                             8/13/19 (144A)                                            6,202,255
       932,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.0%,
                                             2/3/14                                                      970,492
     3,820,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.45%,
                                             2/5/13                                                    3,878,370
    17,800,000                   BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%,
                                             5/14/38                                                  22,354,255
     5,900,000                     A-/Baa1   Morgan Stanley, 5.5%, 1/26/20                             6,422,097
    11,000,000                     A-/Baa1   Morgan Stanley, 5.5%, 7/28/21                            12,038,257
     7,630,000                     A-/Baa1   Morgan Stanley, 6.625%, 4/1/18                            8,766,412
     1,000,000          4.75         B+/NR   Queen Street III Capital, Ltd.,
                                             Floating
                                             Rate Note, 7/28/14 (Cat Bond)
                                             (144A)                                                      991,600
     9,000,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                             4.25%, 4/15/16                                            9,542,439
    14,008,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                             6.125%, 7/11/21 (144A)                                   14,454,981
     8,500,000          5.21         NR/NR   UBS AG, Floating Rate Note,
                                             1/15/14 (144A)                                            8,499,150
                                                                                                  --------------
                                                                                                  $  152,945,841
                                                                                                  --------------
                                             Total Diversified Financials                         $  420,075,860
----------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 4.8%
                                             Insurance Brokers -- 0.2%
       600,000                   CCC+/Caa2   Hub International, Ltd., 8.125%,
                                             10/15/18 (144A)                                      $      607,500
     6,715,000                   BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                             5/15/20 (144A)                                            7,405,369
GBP  2,125,000                      NR/Ba3   Towergate Finance Plc, 8.5%,
                                             2/15/18 (144A)                                            3,342,970
     1,700,000          4.31      CCC/Caa1   USI Holdings Corp., Floating Rate
                                             Note, 11/15/14 (144A)                                     1,644,750
                                                                                                  --------------
                                                                                                  $   13,000,589
----------------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 1.3%
     9,970,000                    BBB/Baa2   Delphi Financial Group, Inc.,
                                             7.875%, 1/31/20                                      $   12,009,683
     3,200,000                   BBB-/Baa3   Forethought Financial Group, Inc.,
                                             8.625%, 4/15/21 (144A)                                    4,090,867
     2,565,000                     A-/Baa2   Lincoln National Corp., 8.75%,
                                             7/1/19                                                    3,360,863
    11,729,000          6.05       BBB/Ba1   Lincoln National Corp., Floating
                                             Rate Note, 4/20/67                                       11,479,759
     7,202,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                            10,694,970

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 63

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- (continued)
     7,630,000                     A-/Baa2   Protective Life Corp., 7.375%,
                                             10/15/19                                             $    9,088,322
     4,000,000                      A/Baa2   Prudential Financial, Inc., 2.75%,
                                             1/14/13                                                   4,025,896
     1,770,000                      A/Baa2   Prudential Financial, Inc., 5.1%,
                                             9/20/14                                                   1,914,745
       755,000                      A/Baa2   Prudential Financial, Inc., 6.2%,
                                             1/15/15                                                     835,734
     5,899,000          8.88     BBB+/Baa3   Prudential Financial, Inc., Floating
                                             Rate Note, 6/15/38                                        7,285,265
     7,490,000          5.88     BBB+/Baa3   Prudential Financial, Inc., Floating
                                             Rate Note, 9/15/42                                        7,677,250
     2,600,000                      A/Baa1   Torchmark Corp., 3.8%, 9/15/22                            2,659,129
     3,400,000                   BBB-/Baa2   Unum Group, 5.625%, 9/15/20                               3,800,734
     4,700,000                   BBB-/Baa2   Unum Group, 5.75%, 8/15/42                                4,945,241
                                                                                                  --------------
                                                                                                  $   83,868,458
----------------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.8%
    12,540,000                    BBB/Baa3   Genworth Financial, Inc., 7.2%,
                                             2/15/21                                              $   12,822,150
     7,100,000                    BBB/Baa3   Genworth Financial, Inc., 7.625%,
                                             9/24/21                                                   7,246,501
     6,970,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 5.0%,
                                             6/1/21 (144A)                                             7,367,346
     1,560,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                             6/15/14 (144A)                                            1,694,981
    14,965,000          7.00       BB/Baa3   Liberty Mutual Group, Inc., Floating
                                             Rate Note, 3/15/37 (144A)                                14,216,750
     8,650,000                    BBB/Baa2   Liberty Mutual Insurance Co.,
                                             7.697%, 10/15/97 (144A)                                   8,952,620
     1,000,000                        A/A2   Metropolitan Life Insurance Co.,
                                             7.7%, 11/1/15 (144A)                                      1,152,835
                                                                                                  --------------
                                                                                                  $   53,453,183
----------------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 1.1%
     6,200,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                             6.375%, 3/20/17 (144A)                               $    6,559,488
    12,255,000          7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                             Floating Rate Note, 5/29/49
                                             (Perpetual) (144A)                                       12,489,806
       500,000                       A-/A3   The Allstate Corp., 6.75%, 5/15/18                          625,810
    12,600,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             6.375%, 6/15/21                                          14,421,758
     6,217,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             7.5%, 3/1/20                                              7,262,805
     7,171,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             7.625%, 10/15/25                                          8,812,126

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- (continued)
    21,635,000          6.50      BBB-/Ba1   XL Group Plc, Floating Rate Note,
                                             12/29/49 (Perpetual)                                 $   19,904,200
                                                                                                  --------------
                                                                                                  $   70,075,993
----------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 1.4%
       400,000          6.41        BB+/NR   Blue Danube, Ltd., Floating Rate Note,
                                             4/10/15 (Cat Bond) (144A)                            $      415,720
     1,200,000          9.25         BB/NR   Blue Fin, Ltd., Floating Rate Note,
                                             5/28/13 (Cat Bond) (144A)                                 1,233,960
       750,000         14.00         B-/NR   Blue Fin, Ltd., Floating Rate Note,
                                             5/28/13 (Cat Bond) (144A)                                   778,500
     3,900,000          4.50       NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                             1/7/15 (Cat Bond) (144A)                                  3,999,840
     4,500,000          5.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                             Note, 2/25/15 (Cat Bond)                                  4,562,550
     4,050,000          5.75         BB/NR   Foundation Re III, Ltd., Floating Rate
                                             Note, 2/3/14 (Cat Bond) (144A)                            4,095,360
       250,000          6.46         NR/B1   GlobeCat, Ltd. Series CAQ, Floating
                                             Rate Note, 1/2/13 (Cat Bond)
                                             (144A)                                                      250,150
     1,775,000          9.71         NR/B3   GlobeCat, Ltd. Series USW, Floating
                                             Rate Note, 1/2/13 (Cat Bond)
                                             (144A)                                                    1,775,355
       500,000          7.75        BB-/NR   Lakeside Re II, Ltd., Floating Rate Note,
                                             1/8/13 (Cat Bond) (144A)                                    501,650
     2,500,000          6.00        BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                             6/12/15 (Cat Bond) (144A)                                 2,625,750
       750,000         10.16          B/NR   Montana Re, Ltd. Series A, Floating
                                             Rate Note, 12/7/12 (Cat Bond)
                                             (144A)                                                      754,425
     1,000,000         13.66       CCC+/NR   Montana Re, Ltd. Series B, Floating
                                             Rate Note, 12/7/12 (Cat Bond)
                                             (144A)                                                    1,000,200
     1,275,000         11.50          B/NR   MultiCat Mexico 2009, Ltd.
                                             Series A, Floating Rate Note,
                                             10/19/12 (Cat Bond) (144A)                                1,275,382
       250,000         10.25          B/NR   MultiCat Mexico 2009, Ltd.
                                             Series B, Floating Rate Note,
                                             10/19/12 (Cat Bond) (144A)                                  248,675
     1,600,000          9.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                                 1,662,400
     2,600,000         12.00          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                                 2,749,760
     3,500,000          8.41        NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                             5/7/15 (Cat Bond) (144A)                                  3,747,450
       750,000         13.75         NR/NR   Pelican Re, Ltd., Floating Rate Note,
                                             4/13/15 (Cat Bond) (144A)                                   750,900

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 65

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
    11,885,000                      BBB/NR   Platinum Underwriters Finance, Inc.,
                                             7.5%, 6/1/17                                         $   13,073,571
       700,000         10.35          B/NR   Queen Street VI Re, Ltd., Floating Rate
                                             Note, 4/9/15 (Cat Bond) (144A)                              709,800
     8,470,000                     A-/Baa1   Reinsurance Group of America, Inc.,
                                             6.45%, 11/15/19                                           9,836,491
    11,925,000          6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                             Floating Rate Note, 12/15/65                             11,636,033
     3,150,000         11.00         NR/B2   Successor X, Ltd., Floating Rate
                                             Note, 1/27/15 (Cat Bond) (144A)                           3,245,760
     4,600,000         13.17         B-/NR   Successor X, Ltd. Class III-R3,
                                             Floating Rate Note, 1/7/14
                                             (Cat Bond) (144A)                                         4,674,980
       250,000         14.92         B-/NR   Successor X, Ltd.Class III-S3,
                                             Floating Rate Note, 1/7/14
                                             (Cat Bond) (144A)                                           256,175
       725,000         11.25         B-/NR   Successor X, Ltd., Floating Rate
                                             Note, 11/10/15 (Cat Bond) (144A)                            709,992
     7,490,000          9.66          B/NR   Successor X, Ltd.Class IV-E3,
                                             Floating Rate Note, 2/25/14
                                             (Cat Bond) (144A)                                         7,541,681
       750,000         13.00         NR/NR   Successor X, Ltd. Class IV-AL3,
                                             Floating Rate Note, 2/25/14
                                             (Cat Bond) (144A)                                           766,725
     1,250,000           9.75        B-/NR   Successor X, Ltd., Floating Rate
                                             Note, 4/4/13 (Cat Bond) (144A)                            1,247,875
     7,740,000                   BBB+/Baa2   Validus Holdings, Ltd., 8.875%,
                                             1/26/40                                                   9,817,346
                                                                                                  --------------
                                                                                                  $   95,944,456
                                                                                                  --------------
                                             Total Insurance                                      $  316,342,679
----------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 2.5%
                                             Diversified REITs -- 0.9%
    15,725,000                   BBB+/Baa1   Dexus Diversified Trust, 5.6%,
                                             3/15/21 (144A)                                       $   16,493,119
     6,300,000                    BBB/Baa2   Digital Realty Trust LP, 3.625%,
                                             10/1/22                                                   6,262,294
     3,610,000                    BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15                    3,862,379
     3,125,000                    BBB/Baa2   Digital Realty Trust LP, 5.25%,
                                             3/15/21                                                   3,476,800
     1,415,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%,
                                             2/1/20                                                    1,635,727
     9,250,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                             3/22/22 (144A)                                            9,935,776
    12,525,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                             4/15/21 (144A)                                           13,748,379
                                                                                                  --------------
                                                                                                  $   55,414,474
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Office REITs -- 0.3%
    10,985,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                             4.6%, 4/1/22                                         $   11,720,676
     3,840,000                   BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                          4,002,904
     5,010,000                    BBB/Baa2   Mack-Cali Realty LP, 4.5%,
                                             4/18/22                                                   5,363,060
       980,000                    BBB/Baa2   Mack-Cali Realty LP, 7.75%,
                                             8/15/19                                              $    1,211,499
                                                                                                  --------------
                                                                                                  $   22,298,139
----------------------------------------------------------------------------------------------------------------
                                             Retail REITs -- 0.2%
     2,420,000                   BBB-/Baa3   DDR Corp., 4.625%, 7/15/22                           $    2,631,399
     1,261,000                   BBB-/Baa3   DDR Corp., 4.75%, 4/15/18                                 1,399,052
     6,310,000                   BBB-/Baa3   DDR Corp., 7.5%, 4/1/17                                   7,550,748
                                                                                                  --------------
                                                                                                  $   11,581,199
----------------------------------------------------------------------------------------------------------------
                                             Specialized REITs -- 1.0%
     3,180,000                   BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                          $    3,440,929
     3,150,000                   BBB-/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 5.25%, 1/15/22                               3,547,095
       600,000                   BBB-/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 6.125%, 4/15/20                                697,588
     3,305,000                   BBB-/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 6.2%, 6/1/16                                 3,728,668
     3,370,000                   BBB-/Baa3   Healthcare Realty Trust, Inc., 5.75%,
                                             1/15/21                                                   3,710,471
     5,450,000                   BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                             1/17/17                                                   6,211,229
    13,065,000                   BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                             8/15/22                                                  13,725,331
     5,205,000                   BBB-/Baa2   Hospitality Properties Trust,
                                             7.875%, 8/15/14                                           5,624,632
     3,175,000                      BB-/B1   Sabra Health Care LP, 8.125%,
                                             11/1/18                                                   3,476,625
    11,328,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                             6.75%, 4/15/20                                           12,720,313
     8,130,000                    BBB/Baa2   Ventas Realty LP, 4.75%, 6/1/21                           8,935,122
                                                                                                  --------------
                                                                                                  $   65,818,003
----------------------------------------------------------------------------------------------------------------
                                             Diversified Real Estate Activities -- 0.1%
     5,680,000                       A-/A2   WEA Finance LLC, 7.125%,
                                             4/15/18 (144A)                                       $    6,943,471
----------------------------------------------------------------------------------------------------------------
                                             Real Estate Operating Companies -- 0.0%
        59,000                       B-/B3   Forest City Enterprises, Inc., 7.625%,
                                             6/1/15                                               $       58,963
                                                                                                  --------------
                                             Total Real Estate                                    $  162,114,249
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 67

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.1%
                                             IT Consulting & Other Services -- 0.1%
     2,855,000                     B-/Caa1   SunGard Data Systems, Inc.,
                                             10.25%, 8/15/15                                      $    2,926,375
----------------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services -- 0.0%+
     1,619,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                             (144A)                                               $    1,614,952
----------------------------------------------------------------------------------------------------------------
                                             Application Software -- 0.0%+
     3,034,000                     CC/Caa2   Allen Systems Group, Inc., 10.5%,
                                             11/15/16 (144A)                                      $    1,972,100
                                                                                                  --------------
                                                Total Software & Services                         $    6,513,427
----------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                             Communications Equipment -- 0.0%+
     2,370,000                        B/B3   CommScope, Inc., 8.25%, 1/15/19
                                             (144A)                                               $    2,559,600
----------------------------------------------------------------------------------------------------------------
                                             Computer Storage & Peripherals -- 0.1%
     6,795,000                     BB+/Ba1   Seagate HDD Cayman, 7.75%,
                                             12/15/18                                             $    7,508,475
----------------------------------------------------------------------------------------------------------------
                                             Electronic Equipment Manufacturers -- 0.1%
     6,250,000                      BB-/B2   Viasystems, Inc., 7.875%, 5/1/19
                                             (144A)                                               $    6,234,375
                                                                                                  --------------
                                             Total Technology Hardware
                                             & Equipment                                          $   16,302,450
----------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 0.1%
                                             Semiconductor Equipment -- 0.1%
     4,035,000                    BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18                       $    4,869,353
----------------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.0%+
CNY 12,000,000                      BB-/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14                  $      565,641
                                                                                                  --------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                              $    5,434,994
----------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 2.6%
                                             Alternative Carriers -- 0.2%
     2,810,000                      BB-/WR   PAETEC Holding Corp., 8.875%,
                                             6/30/17                                              $    3,048,850
     7,500,000                       B+/WR   PAETEC Holding Corp., 9.875%,
                                             12/1/18                                                   8,587,500
                                                                                                  --------------
                                                                                                  $   11,636,350
----------------------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication Services -- 1.6%
     3,410,000                     BB/Baa3   CenturyLink, Inc., 7.6%, 9/15/39                     $    3,606,498
     5,603,000                        B/B1   Cincinnati Bell, Inc., 8.25%,
                                             10/15/17                                                  5,981,202
    13,440,000                        B/B1   Cincinnati Bell, Inc., 8.375%,
                                             10/15/20                                                 14,448,000

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication Services -- (continued)
     7,590,000                      BB/Ba2   Frontier Communications Corp.,
                                             8.5%, 4/15/20                                        $    8,576,700
    10,330,000                      BB/Ba2   Frontier Communications Corp.,
                                             8.75%, 4/15/22                                           11,724,550
     1,500,000                      BB-/B2   GCI, Inc., 8.625%, 11/15/19                               1,620,000
     9,350,000                      NR/Ba3   GTP Acquisition Partners I LLC,
                                             7.628%, 6/15/16 (144A)                                    9,716,829
     3,200,000                       NR/NR   GTP Cellular Sites LLC, 3.721%,
                                             3/15/17 (144A)                                            3,278,688
     7,920,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                             2/15/15 (144A)                                            8,230,551
     9,080,000                   BBB-/Baa2   Oi SA, 5.75%, 2/10/22 (144A)                              9,511,300
     1,235,000                        A/A2   Qtel International Finance, Ltd.,
                                             3.375%, 10/14/16 (144A)                                   1,289,340
     3,600,000                        A/A2   Qtel International Finance, Ltd.,
                                             6.5%, 6/10/14 (144A)                                      3,900,600
    11,029,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                             7/3/17                                                   11,525,305
EURO 2,625,000                      B+/Ba3   Telenet Finance III Luxembourg
                                             SCA, 6.625%, 2/15/21 (144A)                               3,470,507
     5,000,000                       B/Ba3   Windstream Corp., 7.75%, 10/15/20                         5,362,500
     1,940,000                       B/Ba3   Windstream Corp., 8.125%, 9/1/18                          2,095,200
                                                                                                  --------------
                                                                                                  $  104,337,770
----------------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.8%
     6,790,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                             8/15/20 (144A)                                       $    7,640,753
     3,135,000                       NR/A2   Crown Castle Towers LLC, 6.113%,
                                             1/15/20 (144A)                                            3,775,744
     2,600,000                       NR/B1   Digicel, Ltd., 7.0%, 2/15/20 (144A)                       2,652,000
     6,400,000                       NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)                       6,912,000
     4,865,000                        B/B2   MetroPCS Wireless, Inc., 6.625%,
                                             11/15/20                                                  5,096,088
     6,500,000                        B/B2   MetroPCS Wireless, Inc., 7.875%,
                                             9/1/18                                                    7,020,000
     3,250,000                       NR/NR   Richland Towers Funding LLC, 7.87%,
                                             3/15/16 (144A)                                            3,338,862
    11,800,000                      BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                             3/1/22 (144A)                                            12,375,250
     6,600,000                       NR/NR   WCP Wireless Site Funding, 6.829%,
                                             11/15/15 (144A)                                           6,926,555
                                                                                                  --------------
                                                                                                  $   55,737,252
                                                                                                  --------------
                                             Total Telecommunication Services                     $  171,711,372
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 69

----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 2.4%
                                             Electric Utilities -- 0.8%
     4,196,000                    BBB/Baa2   Commonwealth Edison Co., 6.95%,
                                             7/15/18                                              $    5,129,106
     5,720,000                     NR/Baa3   Dubai Electricity & Water Authority,
                                             7.375%, 10/21/20 (144A)                                   6,686,680
     9,550,000                     NR/Baa3   Dubai Electricity & Water Authority,
                                             8.5%, 4/22/15 (144A)                                     10,743,750
       215,000                   BBB+/Baa1   Enel Finance International NV, 5.125%,
                                             10/7/19 (144A)                                              223,236
     1,133,595                       B/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                             6/27/17 (144A)                                              986,228
     4,150,000                    BB+/Baa3   Israel Electric Corp, Ltd., 6.7%,
                                             2/10/17 (144A)                                            4,482,000
     2,725,000                    BB+/Baa3   Israel Electric Corp, Ltd., 7.25%,
                                             1/15/19 (144A)                                            2,963,438
     1,330,000                    BB+/Baa3   Israel Electric Corp, Ltd., 9.375%,
                                             1/28/20 (144A)                                            1,592,675
     2,075,000          6.70       BB+/Ba1   PPL Capital Funding, Inc., Floating Rate
                                             Note, 3/30/67                                             2,158,104
     3,590,000                   BBB-/Baa3   Public Service Co. of New Mexico,
                                             7.95%, 5/15/18                                            4,385,293
     8,600,000          6.25     BBB-/Baa2   Southern California Edison Co., Floating
                                             Rate Note, 8/1/49 (Perpetual)                             9,339,428
     5,000,000                     CC/Caa3   Texas Competitive Electric Holdings Co.
                                             LLC, 15.0%, 4/1/21                                        1,850,000
     4,125,000                     BBB+/A3   West Penn Power Co., 5.95%,
                                             12/15/17 (144A)                                           4,834,054
                                                                                                  --------------
                                                                                                  $   55,373,992
----------------------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.7%
     9,350,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%,
                                             5/20/22                                              $   10,074,625
     8,500,000                   BBB-/Baa3   ENN Energy Holdings, Ltd., 6.0%,
                                             5/13/21 (144A)                                            9,538,776
     3,575,000                       B-/B2   Ferrellgas LP, 6.5%, 5/1/21                               3,458,812
     8,000,000                     A-/Baa1   Mega Advance Investments, Ltd.,
                                             5.0%, 5/12/21 (144A)                                      8,924,656
     1,965,000                     AA-/Aa3   Nakilat, Inc., 6.067%, 12/31/33
                                             (144A)                                                    2,318,700
     4,021,034                       A+/A1   Nakilat, Inc., 6.267%, 12/31/33
                                             (144A)                                                    4,747,835
     6,330,000                        B/B2   Transportadora de Gas del Sur SA,
                                             7.875%, 5/14/17 (144A)                                    5,396,325
                                                                                                  --------------
                                                                                                  $   44,459,729
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/12

------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Principal      Rate (b)     Ratings
 Amount ($)     (unaudited)  (unaudited)                                            Value
------------------------------------------------------------------------------------------------------
                                           Multi-Utilities -- 0.1%
    3,275,000                  BBB+/Baa1   New York State Electric & Gas Corp.,
                                           6.15%, 12/15/17 (144A)                   $        3,723,829
    3,950,419                      NR/NR   Ormat Funding Corp., 8.25%,
                                           12/30/20                                          3,752,898
                                                                                    ------------------
                                                                                    $        7,476,727
------------------------------------------------------------------------------------------------------
                                           Independent Power Producers
                                           & Energy Traders -- 0.8%
    1,272,719                    BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                           6/30/35 (144A)                           $        1,410,185
      500,000          6.65        BB/NR   East Lane Re, Ltd., Floating Rate
                                           Note, 3/13/15 (Cat Bond) (144A)                     527,250
    1,000,000          5.75       BB+/NR   East Lane Re, Ltd., Floating Rate
                                           Note, 3/14/14 (Cat Bond) (144A)                   1,032,400
    8,380,000                    NR/Baa3   Instituto Costarricense de Electricidad,
                                           6.95%, 11/10/21 (144A)                            9,301,800
    8,385,000                    BB-/Ba3   InterGen NV, 9.0%, 6/30/17 (144A)                 8,070,562
      540,375                      NR/NR   Juniper Generation LLC, 6.79%,
                                           12/31/14 (144A)                                     487,802
    3,775,000                  BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                           3/30/21 (144A)                                    4,030,945
    4,800,000                    BB-/Ba2   Listrindo Capital BV, 6.95%,
                                           2/21/19 (144A)                                    5,288,112
   10,945,000                     BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                11,601,700
    2,754,000                    BB+/Ba2   NSG Holdings LLC, 7.75%,
                                           12/15/25 (144A)                                   2,864,160
    2,765,085                  BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                           7/31/29 (144A)                                    3,090,895
    4,050,000                      NR/B2   Star Energy Geothermal Wayang
                                           Windu, Ltd., 11.5%, 2/12/15 (144A)                4,353,750
                                                                                    ------------------
                                                                                    $       52,059,561
                                                                                    ------------------
                                           Total Utilities                          $      159,370,009
------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $2,606,883,595)                    $    2,790,093,398
------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS -- 5.4%
    8,358,522                    AAA/Aaa   Fannie Mae, 3.5%, 11/1/40                $        8,972,724
   44,942,808                    AAA/Aaa   Fannie Mae, 4.0%, 11/1/41-4/1/42                 48,579,189
   21,948,961                    AAA/Aaa   Fannie Mae, 4.5%, 3/1/35-1/1/42                  23,871,429
   14,540,040                    AAA/Aaa   Fannie Mae, 5.0%, 2/1/22-7/1/40                  15,956,092
    6,202,430                    AAA/Aaa   Fannie Mae, 5.5%, 3/1/21-4/1/36                   6,842,375
    5,834,807                    AAA/Aaa   Fannie Mae, 6.0%, 7/1/17-4/1/38                   6,476,732
      326,062                    AAA/Aaa   Fannie Mae, 6.5%,
                                           12/1/21-11/1/32                                     368,636
        6,704                    AAA/Aaa   Fannie Mae, 7.0%, 5/1/28-7/1/31                       8,045

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 71

-----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency
                                          Obligations -- (continued)
        1,738                   AAA/Aaa   Fannie Mae, 7.5%, 1/1/28                 $            2,084
    5,630,377                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          3.5%, 10/1/40                                     6,041,658
    1,444,240                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          4.5%, 10/1/35                                     1,555,846
   28,692,180                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          5.0%, 12/1/21-11/1/39                            31,433,836
       19,258                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          5.5%, 10/1/16                                        20,732
    3,178,065                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.0%, 6/1/17-12/1/37                              3,504,392
       99,823                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.5%, 9/1/32-10/1/33                                114,035
   16,327,409                   AAA/Aaa   Government National Mortgage
                                          Association I, 4.5%,
                                          9/15/33-8/15/41                                  17,991,254
    1,959,433                   AAA/Aaa   Government National Mortgage
                                          Association I, 5.0%,
                                          11/15/16-9/15/33                                  2,170,757
    1,101,075                   AAA/Aaa   Government National Mortgage
                                          Association I, 5.125%, 10/15/38                   1,214,156
   10,385,210                   AAA/Aaa   Government National Mortgage
                                          Association I, 5.5%,
                                          3/15/17-3/15/37                                  11,548,523
    1,231,896                   AAA/Aaa   Government National Mortgage
                                          Association I, 5.75%, 10/15/38                    1,370,683
    9,727,754                   AAA/Aaa   Government National Mortgage
                                          Association I, 6.0%,
                                          4/15/13-7/15/38                                  10,994,298
      646,188                   AAA/Aaa   Government National Mortgage
                                          Association I, 6.5%,
                                          1/15/29-11/15/32                                    770,670
       22,535                   AAA/Aaa   Government National Mortgage
                                          Association I, 7.0%,
                                          5/15/29-6/15/31                                      26,822
          150                   AAA/Aaa   Government National Mortgage
                                          Association I, 7.5%, 8/15/29                            153
        1,806                   AAA/Aaa   Government National Mortgage
                                          Association I, 8.0%, 12/15/29                         1,873
   19,247,493                   AAA/Aaa   Government National Mortgage
                                          Association II, 4.5%,
                                          12/20/34-9/20/41                                 21,379,609
      340,230                   AAA/Aaa   Government National Mortgage
                                          Association II, 5.5%, 3/20/34                       382,434
      598,068                   AAA/Aaa   Government National Mortgage
                                          Association II, 6.0%,
                                          5/20/32-10/20/33                                    682,383

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/12

------------------------------------------------------------------------------------------------------
                    Floating    S&P/Moody's
 Principal          Rate (b)    Ratings
 Amount ($)         (unaudited) (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
               565              AAA/Aaa      Government National Mortgage
                                             Association II, 6.5%, 1/20/28          $              657
             8,962              AAA/Aaa      Government National Mortgage
                                             Association II, 7.0%, 1/20/29                      10,802
         2,500,000                NR/NR      U.S. Treasury Bonds, 3.75%, 8/15/41             2,989,062
        12,330,000              AA+/Aaa      U.S. Treasury Bonds, 4.25%, 5/15/39            15,976,980
        23,290,000              AA+/Aaa      U.S. Treasury Bonds, 4.375%,
                                             11/15/39                                       30,782,836
         5,085,000              AA+/Aaa      U.S. Treasury Bonds, 4.375%,
                                             2/15/38                                         6,693,925
        26,790,000              AA+/Aaa      U.S. Treasury Bonds, 4.5%, 8/15/39             36,057,679
         3,000,000              AA+/Aaa      U.S. Treasury Bonds, 5.25%,
                                             11/15/28                                        4,198,593
           150,000              AA+/Aaa      U.S. Treasury Bonds, 5.25%, 2/15/29               210,375
        10,000,000              AA+/Aaa      U.S. Treasury Notes, 0.125%,
                                             9/30/13                                         9,993,360
        15,000,000              AA+/Aaa      U.S. Treasury Notes, 1.0%, 9/30/16             15,318,750
        12,000,000              AA+/Aaa      U.S. Treasury Notes, 2.125%,
                                             8/15/21                                        12,693,744
------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS
                                             (Cost $322,093,416)                    $      357,208,183
------------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS -- 7.0%
BRL     27,900,000              BBB/Baa2     Brazilian Government International
                                             Bond, 10.25%, 1/10/28                  $       17,988,239
CAD      2,300,000               AAA/Aaa     Canada Housing Trust No. 1, 3.35%,
                                             12/15/20 (144A)                                 2,569,372
CAD     19,500,000               AAA/Aaa     Canada Housing Trust No. 1, 3.8%,
                                             6/15/21 (144A)                                 22,512,888
CAD     34,825,000               AAA/Aaa     Canada Housing Trust No. 1, 3.75%,
                                             3/15/20 (144A)                                 39,778,298
CAD      8,250,000               AAA/Aaa     Canadian Government Bond, 1.5%,
                                             3/1/17                                          8,469,871
CAD     34,500,000               AAA/Aaa     Canadian Government Bond, 2.0%,
                                             6/1/16                                         36,070,207
CAD      7,550,000               AAA/Aaa     Canadian Government Bond, 4.25%,
                                             6/1/18                                          8,884,656
IDR 37,000,000,000                BB+/NR     Indonesia Recapitalization Bond,
                                             14.25%, 6/15/13                                 4,111,377
IDR 21,100,000,000                BB+/NR     Indonesia Recapitalization Bond,
                                             14.275%, 12/15/13                               2,437,136
IDR 49,400,000,000              BB+/Baa3     Indonesia Treasury Bond, 11.0%,
                                             12/15/12                                        5,223,211
IDR 11,725,000,000              BB+/Baa3     Indonesia Treasury Bond, 12.5%,
                                             3/15/13                                         1,267,165

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 73

------------------------------------------------------------------------------------------------------
                    Floating    S&P/Moody's
 Principal          Rate (b)    Ratings
 Amount ($)         (unaudited) (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                             Foreign Government Bonds -- (continued)
IDR  26,240,000,000              NR/Baa3     Indonesia Treasury Bond, 6.125%,
                                             5/15/28                                  $      2,654,397
IDR  10,000,000,000              NR/Baa3     Indonesia Treasury Bond, 7.0%,
                                             5/15/22                                         1,120,527
IDR  23,640,000,000              NR/Baa3     Indonesia Treasury Bond, 7.0%,
                                             5/15/27                                         2,612,892
IDR  13,900,000,000              NR/Baa3     Indonesia Treasury Bond, 7.375%,
                                             9/15/16                                         1,544,326
IDR 220,638,000,000              NR/Baa3     Indonesia Treasury Bond, 8.25%,
                                             6/15/32                                        26,801,361
IDR   9,400,000,000              NR/Baa3     Indonesia Treasury Bond, 9.0%,
                                             9/15/13                                         1,017,266
EURO      8,970,000             BBB+/Ba1     Ireland Government Bond, 4.5%,
                                             4/18/20                                        11,089,739
EURO      9,275,000             BBB+/Ba1     Ireland Government Bond, 5.0%,
                                             10/18/20                                       11,822,024
EURO     15,950,000             BBB+/Ba1     Ireland Government Bond, 5.9%,
                                             10/18/19                                       21,590,611
MXN     270,080,000              A-/Baa1     Mexican Bonos, 6.5%, 6/9/22                    22,834,404
MXN     322,440,000              A-/Baa1     Mexican Bonos, 7.75%, 11/13/42                 29,071,628
NOK      23,710,000              AAA/Aaa     Norway Government Bond, 4.25%,
                                             5/19/17                                         4,647,433
NOK      37,100,000              AAA/Aaa     Norway Government Bond, 4.5%,
                                             5/22/19                                         7,583,262
NOK      25,000,000              AAA/Aaa     Norway Government Bond, 6.5%,
                                             5/15/13                                         4,492,360
PHP   1,879,585,000                NR/NR     Philippine Government Bond, 5.875%,
                                             3/1/32                                         46,285,169
PHP     516,490,000               NR/Ba2     Philippine Government Bond, 7.625%,
                                             9/29/36                                        15,321,950
          2,500,000                A-/A2     Poland Government International Bond,
                                             6.375%, 7/15/19                                 3,087,500
          4,900,000                 B/NR     Province of Salta Argentina, 9.5%,
                                             3/16/22 (144A)                                  4,177,250
          3,700,000                 B/NR     Provincia de Neuquen Argentina,
                                             7.875%, 4/26/21 (144A)                          3,237,500
AUD      11,700,000               A+/Aa1     Queensland Treasury Corp., 6.0%,
                                             7/21/22                                        14,047,471
          7,400,000             BBB/Baa1     Russian Foreign Bond -- Eurobond,
                                             4.5%, 4/4/22 (144A)                             8,260,620
SEK      40,000,000              AAA/Aaa     Sweden Government Bond, 3.75%,
                                             8/12/17                                         6,892,178
SEK      43,800,000              AAA/Aaa     Sweden Government Bond, 4.5%,
                                             8/12/15                                         7,371,332
SEK     157,350,000              AAA/Aaa     Sweden Government Bond, 6.75%,
                                             5/5/14                                         26,274,492

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/12

------------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited) (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                           Foreign Government Bonds -- (continued)
TRY 5,945,000                   BBB-/NR    Turkey Government Bond, 10.5%,
                                           1/15/20                                    $      3,739,514
    1,825,000                     B+/B2    Ukraine Government International
                                           Bond, 6.75%, 11/14/17 (144A)                      1,742,875
   16,400,000                     B+/B2    Ukraine Government International
                                           Bond, 9.25%, 7/24/17 (144A)                      17,227,544
------------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $420,848,544)                        $    455,860,045
------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 6.1%
                                           Municipal Airport -- 0.3%
    3,575,000                     NR/NR    City of Charlotte North Carolina, 5.6%,
                                           7/1/27                                     $      3,270,589
   10,200,000                     B-/B3    City of Houston Texas Airport System
                                           Revenue, 6.75%, 7/1/29                           10,241,412
    3,400,000                  BBB/Baa1    Indianapolis Airport Authority, 5.1%,
                                           1/15/17                                           3,855,566
                                                                                      ----------------
                                                                                      $     17,367,567
------------------------------------------------------------------------------------------------------
                                           Municipal Development -- 0.5%
    7,050,000       5.90         BBB/NR    Brazos Harbor Industrial Development
                                           Corp., Floating Rate Note, 5/1/38          $      7,940,415
    7,250,000                 BBB-/Baa3    Louisiana Local Government
                                           Environmental Facilities & Community
                                           Development Authority, 6.75%,
                                           11/1/32                                           8,170,605
    2,450,000       7.00           B/B3    New Jersey Economic Development
                                           Authority, Floating Rate Note,
                                           11/15/30                                          2,459,384
    8,430,000                  BBB/Baa2    Parish of St. John the Baptist Louisiana,
                                           5.125%, 6/1/37                                    8,959,573
    3,700,000                    BBB/NR    Selma Industrial Development Board,
                                           6.25%, 11/1/33                                    4,281,159
                                                                                      ----------------
                                                                                      $     31,811,136
------------------------------------------------------------------------------------------------------
                                           Municipal General -- 0.6%
   19,893,000                   AA-/Aa3    New Jersey Economic Development
                                           Authority, 0.0%, 2/15/18                   $     16,927,948
   10,390,000                     A+/A1    New Jersey Transportation Trust Fund
                                           Authority, 5.5%, 6/15/41                         12,168,352
    1,275,000                   AAA/Aa1    New York City Transitional Finance
                                           Authority Future Tax Secured
                                           Revenue, 5.0%, 11/1/33                            1,484,827
    3,512,000                     NR/NR    State of California, 2.5%, 6/20/13                3,563,999
    3,650,000                   AA-/Aa3    State of Wisconsin, 5.75%, 5/1/33                 4,376,496
                                                                                      ----------------
                                                                                      $     38,521,622
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral  part of these financial statements.

                     Pioneer S trategic Income Fund | Annual Report | 9/30/12 75

------------------------------------------------------------------------------------------------------
               Floating     S&P/Moo dy's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudi ted)                                              Value
------------------------------------------------------------------------------------------------------
                                           Municipal Higher Education -- 2.3%
    5,190,000                  A A-/Aa2    California State University, 5.0%,
                                           11/1/39                                    $      5,670,231
    9,550,000                  A AA/Aaa    Connecticut State Health &
                                           Educational Facility Authority,
                                           5.0%, 7/1/40                                     11,151,630
    5,050,000                   AAA/Aaa    Connecticut State Health &
                                           Educational Facility Authority,
                                           5.0%, 7/1/42                                      5,649,233
    8,800,000                   AAA/Aaa    Houston Higher Education Finance
                                           Corp., 4.5%, 11/15/37                             9,531,984
    4,600,000                   AAA/Aaa    Houston Higher Education Finance
                                           Corp., 5.0%, 5/15/40                              5,304,490
    4,600,000                    AA/Aa1    Illinois Finance Authority, 5.0%,
                                           10/1/51                                           5,140,500
    3,650,000                   AAA/Aaa    Massachusetts Development Finance
                                           Agency, 5.0%, 10/15/40                            4,288,130
   20,100,000                   AAA/Aaa    Massachusetts Health & Educational
                                           Facilities Authority, 5.5%, 11/15/36             24,453,459
    4,500,000                   AAA/Aaa    Massachusetts Health & Educational
                                           Facilities Authority, 5.5%, 7/1/32                6,497,460
    3,100,000                   AAA/Aaa    Massachusetts Health & Educational
                                           Facilities Authority, 6.0%, 7/1/36                3,826,268
    8,750,000                   AAA/Aaa    Missouri State Health & Educational
                                           Facilities Authority, 5.0%, 11/15/39             10,484,250
   14,930,000                   AAA/Aaa    New York State Dormitory Authority,
                                           5.0%, 10/1/41                                    17,413,606
      550,000                    AA/Aa1    New York State Dormitory Authority,
                                           5.0%, 7/1/35                                        636,740
    3,730,000                   AA-/Aa3    New York State Dormitory Authority,
                                           5.0%, 7/1/37                                      4,309,045
   11,600,000                   AAA/Aaa    New York State Dormitory Authority,
                                           5.0%, 7/1/38                                     13,412,732
    8,050,000                   AA+/Aa1    New York State Dormitory Authority
                                           Series C, 5.0%, 7/1/40                            9,138,521
    6,000,000                    AA/Aa1    New York State Dormitory Authority
                                           Series A, 5.0%, 7/1/40                            6,856,080
    5,000,000                    AA/Aa1    Pennsylvania State University, 5.0%,
                                           3/1/40                                            5,517,500
    2,500,000                   AAA/Aaa    Permanent University Fund, 5.0%,
                                           7/1/30                                            3,191,625
    2,190,000                   AAA/Aaa    University of Texas System, 5.0%,
                                           8/15/43                                           2,576,404
                                                                                      ----------------
                                                                                      $    155,049,888
------------------------------------------------------------------------------------------------------
                                           Municipal Medical -- 0.3%
    3,700,000                    AA/Aa2    Maryland Health & Higher Educational
                                           Facilities Authority, 5.0%, 7/1/41         $      4,356,121

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/12

------------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                           Municipal Medical -- (continued)
    6,500,000                    AA-/A1    Massachusetts Development Finance
                                           Agency, 5.25%, 4/1/37                      $      7,371,715
    2,075,000                    AA-/A1    Massachusetts Development Finance
                                           Agency, 5.375%, 4/1/41                            2,355,893
    4,200,000                      A/NR    New Hampshire Health & Education
                                           Facilities Authority, 6.5%, 1/1/41                4,931,976
                                                                                      ----------------
                                                                                      $     19,015,705
------------------------------------------------------------------------------------------------------
                                           Municipal Utility District -- 0.3%
   17,040,000                   AA-/Aa3    South Carolina State Public Service
                                           Authority, 5.0%, 12/1/43                   $     19,331,198
------------------------------------------------------------------------------------------------------
                                           Municipal Pollution -- 0.6%
      950,000                     A-/NR    Butler Industrial Development Board,
                                           5.75%, 9/1/28                              $        994,488
    1,000,000                  BBB/Baa3    County of Richland South Carolina,
                                           5.95%, 9/1/31                                     1,003,380
    3,285,000                 BBB+/Baa1    County of Sweetwater Wyoming, 5.6%,
                                           12/1/35                                           3,492,448
    3,085,000                  BBB/Baa3    Courtland Industrial Development
                                           Board, 5.0%, 8/1/27                               3,093,021
    5,235,000                     B+/B1    Giles County Industrial Development
                                           Authority, 6.45%, 5/1/26                          5,238,874
    2,090,000                     NR/WR    Green Bay Redevelopment Authority,
                                           5.6%, 5/1/19                                      2,383,248
    4,450,000       5.20         BBB/NR    Gulf Coast Waste Disposal Authority,
                                           Floating Rate Note, 5/1/28                        4,740,852
   15,760,000       5.95         BBB/NR    Port Freeport Texas, Floating Rate
                                           Note, 5/15/33                                    17,889,491
    1,400,000       4.90         BBB/NR    Yavapai County Industrial Development
                                           Authority, Floating Rate Note, 3/1/28             1,476,076
                                                                                      ----------------
                                                                                      $     40,311,878
------------------------------------------------------------------------------------------------------
                                           Municipal Transportation -- 0.1%
    6,400,000                    AA/Aa2    Harris County Metropolitan Transit
                                           Authority, 5.0%, 11/1/41                   $      7,351,360
    2,620,000                   AA-/Aa3    Port Authority of New York & New
                                           Jersey, 4.458%, 10/1/62                           2,620,000
                                                                                      ----------------
                                                                                      $      9,971,360
------------------------------------------------------------------------------------------------------
                                           Municipal Water -- 0.8%
    1,300,000                   AAA/Aa1    City of Charleston South Carolina
                                           Waterworks & Sewer System
                                           Revenue, 5.0%, 1/1/35                      $      1,523,106
    9,470,000                   AAA/Aa1    City of Charleston South Carolina
                                           Waterworks & Sewer System
                                           Revenue, 5.0%, 1/1/41                            10,935,767

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 77

------------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                           Municipal Water -- (continued)
    4,175,000                   AAA/Aaa    City of Charlotte North Carolina Water &
                                           Sewer System Revenue, 5.0%,
                                           7/1/38                                     $      4,830,266
   13,750,000                   AA-/Aa3    City of San Francisco California Public
                                           Utilities Commission Water Revenue,
                                           5.0%, 11/1/37                                    15,878,225
    3,000,000                   AA+/Aa2    County of King Washington Sewer
                                           Revenue, 5.125%, 1/1/41                           3,433,530
    2,500,000                   AAA/Aa2    Hampton Roads Sanitation District,
                                           5.0%, 4/1/38                                      2,828,200
    4,370,000                   AAA/Aaa    Metropolitan Water Reclamation District
                                           of Greater Chicago, 5.0%, 12/1/32                 5,139,120
    7,300,000                    AAA/NR    Tarrant Regional Water District,
                                           5.0%, 3/1/52                                      8,291,705
                                                                                      ----------------
                                                                                      $     52,859,919
------------------------------------------------------------------------------------------------------
                                           Municipal Obligation -- 0.3%
    7,850,000                   AAA/Aa1    State of Florida, 4.0%, 6/1/27             $      8,838,786
    2,950,000                   AAA/Aaa    State of Maryland, 4.0%, 3/15/25                  3,270,930
    5,500,000                   AA+/Aa1    State of Washington, 5.0%, 8/1/39                 6,307,125
                                                                                      ----------------
                                                                                      $     18,416,841
------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $361,371,850)                        $    402,657,114
------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE
                                           LOAN INTERESTS -- 12.9%**
                                           ENERGY -- 0.5%
                                           Oil & Gas Equipment & Services -- 0.1%
       69,305       2.67          B+/NR    Fenwal, Inc., Delayed Draw First-Lien
                                           Term Loan, 2/28/14                         $         69,154
      404,132       2.67          B+/NR    Fenwal, Inc., Initial First-Lien Term
                                           Loan, 2/28/14                                       403,248
    5,738,941        8.5           B/B3    FTS International Services LLC, Term
                                           Loan, 5/6/16                                      5,539,874
    1,005,778       9.00          B-/B2    Hudson Products Holdings, Inc., Term
                                           Loan, 8/24/15                                       998,235
                                                                                      ----------------
                                                                                      $      7,010,511
------------------------------------------------------------------------------------------------------
                                           Integrated Oil & Gas -- 0.2%
    9,823,726       4.50       BBB/Baa2    Glenn Pool Oil & Gas Trust, Term
                                           Loan, 5/2/16                               $      9,872,845
------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration &
                                           Production -- 0.1%
    5,485,000       5.00          NR/NR    EP Energy LLC, Tranche B-1 Loan,
                                           5/24/18                                    $      5,545,006
------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.1%
    5,103,702       4.25         BB/Ba2    Pilot Travel Centers LLC, Initial
                                           Tranche B
                                           Term Loan, 3/30/18                         $      5,129,221
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/12

------------------------------------------------------------------------------------------------------
                Floating    S&P/Moody's
 Principal      Rate (b)    Ratings
 Amount ($)     (unaudited) (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                           Coal & Consumable Fuels -- 0.0%+
     1,450,000        0.00        NR/NR    Bumi Resources Tbk PT, Loan,
                                           8/15/13                                    $      1,268,750
                                                                                      ----------------
                                           Total Energy                               $     28,826,333
------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 1.0%
                                           Commodity Chemicals -- 0.0%+
     1,763,438        4.25       NR/Ba2    Tronox, Inc., Closing Date Term
                                           Loan, 2/8/18                               $      1,781,072
       480,938        4.25       NR/Ba2    Tronox, Inc., Delayed Draw Term
                                           Loan, 2/8/18                                        485,747
                                                                                      ----------------
                                                                                      $      2,266,819
------------------------------------------------------------------------------------------------------
                                           Diversified Chemicals -- 0.2%
     3,567,075        6.50        NR/B1    Ineos Group Holdings, Ltd., Cash
                                           Dollar Term Loan, 5/4/18                   $      3,608,478
EURO 3,916,883        3.62        B-/B1    Momentive Performance Materials,
                                           Inc., Tranche B-2B Term Loan, 5/5/15              4,618,495
     7,791,423        5.00        B+/B2    Univar, Term B Loan, 6/30/17                      7,773,768
                                                                                      ----------------
                                                                                      $     16,000,741
------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.1%
       250,000        0.00       BB+/NR    Chemtura Corp., Add-on Term
                                           Loan, 8/27/16                              $        250,000
     3,640,000        5.50      BB+/Ba1    Chemtura Corp., Term Facility,
                                           8/27/16                                           3,679,814
       490,098        2.79      BB+/Ba1    Huntsman International LLC, Extended
                                           Term B Loan, 4/19/17                                489,223
                                                                                      ----------------
                                                                                      $      4,419,037
------------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.0%+
     1,187,432        4.25        B/Ba3    BWAY Holding Co., Replacement B Term
                                           Loan, 2/23/18                              $      1,192,874
       119,671        4.25        B/Ba3    ICL Industrial Containers ULC,
                                           Replacement C Term Loan, 2/23/18                    120,219
     1,969,577        6.75         B/B1    Tank Holdings Corp., Initial Term
                                           Loan, 7/9/19                                      1,974,501
                                                                                      ----------------
                                                                                      $      3,287,594
------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.3%
    18,140,375        6.50         B/B2    Exopack Holding Corp., Term Loan B,
                                           5/31/17                                    $     18,079,913
       460,600        4.75       BB/Ba1    Sealed Air Corp., Term B Advance,
                                           10/3/18                                             464,260
                                                                                      ----------------
                                                                                      $     18,544,173
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 79

------------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                           Aluminum -- 0.1%
    1,074,600       5.75        BB-/Ba2    Noranda Aluminum Holding Corp.,
                                           Term B Loan, 2/28/19                       $      1,088,369
    3,782,625       4.00        BB-/Ba2    Novelis, Inc. Georgia, Term Loan,
                                           3/10/17                                           3,794,824
                                                                                      ----------------
                                                                                      $      4,883,193
------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.1%
    2,074,126       4.00        BB+/Ba1    SunCoke Energy, Inc., Tranche B Term
                                           Loan, 7/26/18                              $      2,084,497
    1,940,438       4.75         BB-/B1    US Silica Co., Loan, 6/8/17                       1,947,714
    3,951,860       4.00         BB-/B1    Walter Energy, Inc., B Term Loan,
                                           4/1/18                                            3,942,802
                                                                                      ----------------
                                                                                      $      7,975,013
------------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.1%
    6,262,875       5.25         BB-/B1    Fairmount Minerals, Ltd., Tranche B
                                           Term Loan, 3/15/17                         $      6,258,178
------------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.1%
    3,788,589       4.75        BB-/Ba3    Ranpak Corp., USD Term Loan (First
                                           Lien), 4/20/17                             $      3,798,060
                                                                                      ----------------
                                           Total Materials                            $     67,432,808
------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.9%
                                           Aerospace & Defense -- 0.6%
    7,552,925       5.75        BB+/Ba3    DigitalGlobe, Inc., Term Loan,
                                           9/21/18                                    $      7,596,981
    5,159,685       5.45           B/B2    Dubai Aerospace Enterprise (DAE),
                                           Tranche B-1 Loan, 7/31/14                         5,159,685
    4,893,191       5.45           B/B2    Dubai Aerospace Enterprise (DAE),
                                           Tranche B-2 Loan, 7/31/14                         4,893,191
    2,046,513       6.25        BB-/Ba2    DynCorp International, Inc., Term
                                           Loan, 7/7/16                                      2,047,792
    2,235,485       3.47         BB-/B1    Hunter Defense Technologies, Inc.,
                                           Term Loan, 8/22/14                                1,972,816
    7,150,000       3.72           B/B1    Sequa Corp., Term Loan, 12/3/14                   7,146,425
    5,356,847       4.50         B+/Ba3    SI Organization, Inc., New Tranche B
                                           Term Loan, 11/22/16                               5,303,278
    3,528,988       4.50         BB-/B1    Tasc, Inc., New Tranche B Term Loan,
                                           12/18/15                                          3,537,810
                                                                                      ----------------
                                                                                      $     37,657,978
------------------------------------------------------------------------------------------------------
                                           Building Products -- 0.2%
    7,901,062       4.00         BB-/B1    Armstrong World Industries, Inc., Term
                                           Loan B-1, 3/10/18                          $      7,925,753
      803,150       5.75          B+/B1    Custom Building Products, Inc., Term
                                           Loan, 3/19/15                                       804,154

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/12

------------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                           Building Products -- (continued)
    1,396,250       5.75          B+/B1    Goodman Global Group, Inc., Initial
                                           Term Loan (First Lien), 10/28/16           $      1,402,483
      747,497       6.00         BB-/B1    Summit Materials LLC, Term Loan,
                                           1/12/19                                             754,785
                                                                                      ----------------
                                                                                      $     10,887,175
------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.1%
    2,902,725       7.00          NR/NR    Pelican Products, Inc., Term Loan (First
                                           Lien), 7/11/18                             $      2,893,654
      876,034       5.75          B+/B1    Scotsman Industries, Inc., Term Loan,
                                           4/30/16                                             881,509
      985,000       6.00        BB-/Ba2    WireCo WorldGroup, Inc., Term Loan,
                                           2/15/17                                             996,081
                                                                                      ----------------
                                                                                      $      4,771,244
------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery
                                           & Heavy Trucks -- 0.0%+
    2,202,750       5.50         BB/Ba2    Terex Corp., U.S. Term Loan, 4/28/17       $      2,213,764
------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.0%
    3,100,000       5.75       BBB-/Ba2    AWAS Aviation Capital, Ltd., Term
                                           Loan, 6/25/18                              $      3,123,250
                                                                                      ----------------
                                           Total Capital Goods                        $     58,653,411
------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                           Commercial Printing -- 0.0%+
    1,798,125       6.63        BB-/Ba3    Cenveo Corp., Term B Facility,
                                           12/21/16                                   $      1,802,620
------------------------------------------------------------------------------------------------------
                                           Environmental & Facilities
                                           Services -- 0.2%
    1,024,907       8.75          NR/WR    Aquilex Holdings LLC, Term Loan,
                                           4/1/16                                     $      1,028,751
      638,269       2.40       CCC/Caa2    Synagro Technologies, Inc., Term Loan
                                           (First Lien), 4/2/14                                553,166
    4,600,519       4.75          B+/B1    Waste Industries USA, Inc., Term B
                                           Loan, 3/17/17                                     4,629,272
    3,751,150       5.50          B+/B1    WCA Waste Corp., Term Loan,
                                           3/23/18                                           3,774,595
                                                                                      ----------------
                                                                                      $      9,985,784
------------------------------------------------------------------------------------------------------
                                           Office Services & Supplies -- 0.1%
    1,671,600       4.25        BB+/Ba1    ACCO Brands Corp., Term B Loan,
                                           5/1/19                                     $      1,685,705
    1,201,345       3.72           B/B1    CDW LLC, Non-Extended Term Loan,
                                           10/10/14                                          1,204,068
                                                                                      ----------------
                                                                                      $      2,889,773
------------------------------------------------------------------------------------------------------
                                           Diversified Support Services -- 0.0%+
    1,333,710       5.25         B+/Ba3    Allied Security Holdings LLC, Term Loan
                                           (First Lien), 2/4/17                       $      1,338,711
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 81

----------------------------------------------------------------------------------------------------
                Floating    S&P/Moody's
 Principal      Rate (b)    Ratings
 Amount ($)     (unaudited) (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Security & Alarm Services -- 0.0%+
    1,528,786       5.75          B+/B1  Protection One, Inc., Term Loan 2012,
                                         3/21/19                                    $      1,538,341
----------------------------------------------------------------------------------------------------
                                         Human Resource & Employment
                                         Services -- 0.1%
    5,839,262       5.00        BB-/Ba3  On Assignment, Inc., Initial Term B
                                         Loan, 5/15/19                              $      5,857,510
----------------------------------------------------------------------------------------------------
                                         Research & Consulting Services -- 0.0%+
    1,643,858       5.00         BB/Ba3  Wyle Services Corp., Term Loan (First
                                         Lien), 3/26/17                             $      1,643,858
                                                                                    ----------------
                                         Total Commercial Services
                                         & Supplies                                 $     25,056,597
----------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.4%
                                         Air Freight & Logistics -- 0.1%
    1,731,117       5.45          NR/NR  CEVA Group Plc, Dollar Tranche B
                                         Pre-Funded Loan, 8/31/16                   $      1,651,052
      913,509       5.45          NR/NR  CEVA Group Plc, EGL Tranche B Term
                                         Loan, 8/31/16                                       865,549
    4,870,620       5.45         B-/Ba3  CEVA Group Plc, US Tranche B Term
                                         Loan, 8/31/16                                     4,645,354
                                                                                    ----------------
                                                                                    $      7,161,955
----------------------------------------------------------------------------------------------------
                                         Airlines -- 0.1%
    2,856,500       5.75        BB-/Ba3  Allegiant Travel Co., Term Loan,
                                         3/10/17                                    $      2,870,782
    4,457,125       4.25        BB-/Ba2  Delta Air Lines, Inc., 2009 Term
                                         Loan, 3/7/16                                      4,473,786
      970,897       2.25        BB-/Ba3  United Air Lines, Inc., Tranche B
                                         Loan, 2/1/14                                        963,919
                                                                                    ----------------
                                                                                    $      8,308,487
----------------------------------------------------------------------------------------------------
                                         Railroads -- 0.0%+
    2,169,100       4.00         BB+/B1  RailAmerica, Inc., Initial Loan,
                                         3/1/19                                     $      2,170,456
----------------------------------------------------------------------------------------------------
                                         Trucking -- 0.2%
    5,916,536       3.98          BB/B1  Swift Transportation Co., Tranche
                                         B-1 Term Loan, 12/21/16                    $      5,946,118
    4,587,426       5.00          BB/B1  Swift Transportation Co., Tranche
                                         B-2 Term Loan, 12/21/17                           4,618,010
                                                                                    ----------------
                                                                                    $     10,564,128
                                                                                    ----------------
                                         Total Transportation                       $     28,205,026
----------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 1.0%
                                         Auto Parts & Equipment -- 0.5%
      845,000       0.00          NR/NR  Allison Transmission, Inc., B-3
                                         Incremental Term Loan, 8/23/19             $        848,701
    2,348,322       2.72        BB-/Ba3  Allison Transmission, Inc., Term
                                         B-1 Loan, 8/7/14                                  2,356,754

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------
                Floating    S&P/Moody's
 Principal      Rate (b)    Ratings
 Amount ($)     (unaudited) (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Auto Parts & Equipment -- (continued)
     4,189,500       4.25       BB-/Ba3  Allison Transmission, Inc., Term B-3
                                         Loan, 8/23/19                              $      4,209,140
     5,972,442       3.50      BBB/Baa2  Delphi Automotive LLP, Tranche B
                                         Term Loan, 3/31/17                                6,001,528
     2,052,423       2.17        B+/Ba3  Federal-Mogul Corp., Tranche B Term
                                         Loan, 12/29/14                                    2,006,976
     1,047,155       2.16        B+/Ba3  Federal-Mogul Corp., Tranche C Term
                                         Loan, 12/28/15                                    1,023,968
     2,299,533       5.25         B+/NR  Metaldyne Corp., Term Loan, 5/18/17               2,336,900
     2,925,239       6.25         B+/B1  Remy International, Inc., Term B
                                         Facility, 12/16/16                                2,947,178
     7,648,819       6.75         NR/NR  TI Group Automotive Systems LLC,
                                         Term Loan, 3/14/18                                7,586,673
     3,922,887       4.25        BB/Ba2  Tomkins LLC, Term B-1 Loan,
                                         9/29/16                                           3,951,328
     2,053,425       5.50        B+/Ba2  UCI International, Inc., Term Loan,
                                         7/26/17                                           2,079,093
                                                                                    ----------------
                                                                                    $     35,348,239
----------------------------------------------------------------------------------------------------
                                         Tires & Rubber -- 0.2%
     9,625,000       4.75        BB/Ba1  The Goodyear Tire & Rubber Co.,
                                         Loan (Second Lien), 4/30/19                $      9,725,264
----------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 0.3%
    18,650,175       6.00        BB/Ba2  Chrysler Group LLC, Tranche B Term
                                         Loan, 5/24/17                              $     19,052,963
                                                                                    ----------------
                                         Total Automobiles & Components             $     64,126,466
----------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.2%
                                         Housewares & Specialties -- 0.2%
     1,950,000       0.00         NR/NR  Reynolds Group Holdings, Ltd., U.S.
                                         Term Loan, 9/21/18                         $      1,960,091
EURO 2,246,690       0.00         BB/B1  Reynolds Group Holdings, Ltd.,
                                         European Term Loan 2011,
                                         2/9/18                                            2,899,065
     6,596,850       5.25         B+/B1  Yankee Candle Co., Inc., Initial
                                         Term Loan, 4/2/19                                 6,669,006
                                                                                    ----------------
                                                                                    $     11,528,162
                                                                                    ----------------
                                         Total Consumer Durables & Apparel          $     11,528,162
----------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.9%
                                         Casinos & Gaming -- 0.1%
       700,000       4.00       BB+/Ba2  Ameristar Casinos, Inc., B Term
                                         Loan, 4/16/18                              $        704,625
     2,670,000       5.47          B/B2  Caesars Entertainment Operating
                                         Co., Inc., Term B-6 Loan, 1/28/18                 2,433,515

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 83

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Casinos & Gaming -- (continued)
      842,070       2.72       BBB-/Ba2  Las Vegas Sands Corp., Delayed
                                         Draw II Term Loan Extended,
                                         11/23/15                                   $        840,666
    4,288,450       4.00        BB+/Ba1  Pinnacle Entertainment, Inc.,
                                         Series A Term Loan, 3/19/19                       4,317,933
                                                                                    ----------------
                                                                                    $      8,296,739
----------------------------------------------------------------------------------------------------
                                         Hotels, Resorts & Cruise Lines -- 0.1%
    1,758,240       5.97           B/B1  Sabre Holdings Corp., New Term
                                         Loan Extended, 12/29/17                    $      1,745,327
    1,532,537       4.96          B+/B1  Travelport LLC, Extended Tranche B
                                         Dollar Term Loan, 8/23/15                         1,464,212
      320,221       4.86          B+/B1  Travelport LLC, Tranche S Term Loan,
                                         8/23/15                                             305,945
                                                                                    ----------------
                                                                                    $      3,515,484
----------------------------------------------------------------------------------------------------
                                         Leisure Facilities -- 0.0%+
    1,348,832       4.00         BB/Ba2  Cedar Fair LP, U.S. Term-1 Loan,
                                         12/15/17                                   $      1,359,117
      125,000       4.25         BB+/B1  Six Flags Entertainment Corp.,
                                         Tranche B Term Loan, 12/20/18                       125,937
                                                                                    ----------------
                                                                                    $      1,485,054
----------------------------------------------------------------------------------------------------
                                         Restaurants -- 0.5%
    4,861,783       4.25        BB-/Ba2  DineEquity, Inc., Term B-1 Loan,
                                         10/19/17                                   $      4,903,108
    8,449,322       4.00          B+/B2  Dunkin' Brands, Inc., Term B-2
                                         Loan, 11/23/17                                    8,453,090
   11,940,000       6.50          B+/B1  Landry's, Inc., B Term Loan, 4/24/18             12,122,085
    6,370,000       0.00         BB-/B1  Wendy's International, Inc., Term
                                         Loan, 5/15/19                                     6,434,694
                                                                                    ----------------
                                                                                    $     31,912,977
----------------------------------------------------------------------------------------------------
                                         Education Services -- 0.0%+
      873,068       4.22        BB-/Ba2  Bright Horizons Family Solutions, Inc.,
                                         Tranche B Term Loan, 5/28/15               $        875,797
----------------------------------------------------------------------------------------------------
                                         Specialized Consumer Services -- 0.2%
    7,676,425       5.50          B/Ba3  Ascent Capital Group, Inc., Term
                                         Loan, 3/23/18                              $      7,777,178
    2,371,310       7.00          B+/B1  Web Service Co. LLC, Term Loan,
                                         8/28/14                                           2,371,310
                                                                                    ----------------
                                                                                    $     10,148,488
                                                                                    ----------------
                                         Total Consumer Services                    $     56,234,539
----------------------------------------------------------------------------------------------------
                                         MEDIA -- 1.4%
                                         Advertising -- 0.2%
    6,535,163       5.00         B+/Ba3  Affinion Group, Inc., Tranche B Term
                                         Loan, 7/16/15                              $      6,020,519

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Advertising -- (continued)
    5,472,400       5.25        BB-/Ba3  Getty Images, Inc., Initial Term
                                         Loan, 11/7/16                              $      5,485,085
                                                                                    ----------------
                                                                                    $     11,505,604
----------------------------------------------------------------------------------------------------
                                         Broadcasting -- 0.6%
    6,467,500       4.00        BB-/Ba2  Cequel Communications Holdings I
                                         LLC and Cequel Capital Corp., Term
                                         Loan, 2/14/19                              $      6,501,862
    2,041,906       6.25        BB-/Ba3  Entercom Communications Corp.,
                                         Term B Loan, 11/23/18                             2,057,476
    3,910,000       4.50        BB-/Ba3  MCC Iowa LLC, Tranche F Term
                                         Loan, 10/23/17                                    3,890,450
   15,915,113       4.25         NR/Ba3  Telesat Canada, U.S. Term B Loan,
                                         3/28/19                                          15,974,794
    2,865,734       4.25        BB-/Ba3  TWCC Holding Corp., Term Loan,
                                         2/13/17                                           2,887,823
    4,773,885       4.47          B+/B2  Univision Communications, Inc.,
                                         Extended First-Lien Term Loan,
                                         3/31/17                                           4,737,417
    7,032,375       6.75         B+/Ba3  Wolverine Healthcare Analytics, Inc.,
                                         Tranche B Term Loan, 6/6/19                       7,093,908
                                                                                    ----------------
                                                                                    $     43,143,730
----------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- 0.3%
    6,327,864       3.47        BB+/Ba1  Charter Communications Operating
                                         LLC, Term C Loan, 9/6/16                   $      6,345,879
    4,999,875       4.00        BB+/Ba1  Charter Communications Operating
                                         LLC, Term D Loan, 5/15/19                         5,032,999
    3,800,000       4.25          NR/NR  Kabel Deutschland Vertrieb und
                                         Service GmbH, Facility F, 2/1/19                  3,811,195
    1,992,008       6.25           B/B1  WideOpenWest LLC, Term Loan,
                                         7/17/18                                           2,013,173
                                                                                    ----------------
                                                                                    $     17,203,246
----------------------------------------------------------------------------------------------------
                                         Movies & Entertainment -- 0.1%
    3,964,464       5.25         NR/Ba1  Cinedigm Digital Funding I LLC, Term
                                         Loan, 4/29/16                              $      3,984,286
----------------------------------------------------------------------------------------------------
                                         Publishing -- 0.2%
    6,073,430       2.47           B/B2  Cengage Learning Acquisitions, Inc.,
                                         Original Term Loan, 7/3/14                 $      5,791,690
    6,498,770       4.50        BB-/Ba3  Interactive Data Corp., Term B Loan,
                                         2/11/18                                           6,543,417
                                                                                    ----------------
                                                                                    $     12,335,107
                                                                                    ----------------
                                         Total Media                                $     88,171,973
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 85

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         RETAILING -- 0.2%
                                         Apparel Retail -- 0.1%
    2,264,325       4.75        BB+/Ba2  Ascena Retail Group, Inc., Tranche B
                                         Term Loan, 6/14/18                         $      2,285,082
    1,337,353       5.75         BB/Ba3  Lord & Taylor LLC, Term Loan,
                                         1/11/19                                           1,349,055
                                                                                    ----------------
                                                                                    $      3,634,137
----------------------------------------------------------------------------------------------------
                                         Computer & Electronics Retail -- 0.1%
    4,399,313      11.00           B/B2  Targus Group International, Term
                                         Loan, 5/24/16                              $      4,421,309
----------------------------------------------------------------------------------------------------
                                         Home Improvement Retail -- 0.0%+
    2,929,493       5.00         B+/Ba3  Hillman Group, Inc., Term Loan,
                                         5/28/16                                    $      2,958,788
----------------------------------------------------------------------------------------------------
                                         Automotive Retail -- 0.0%+
      403,209       6.25         BB/Ba1  Avis Budget Car Rental LLC, Tranche B
                                         Term Loan, 9/22/18                         $        405,225
                                                                                    ----------------
                                         Total Retailing                            $     11,419,459
----------------------------------------------------------------------------------------------------
                                         FOOD & STAPLES RETAILING -- 0.1%
                                         Drug Retail -- 0.1%
    7,252,556       4.50          B+/B2  Rite Aid Corp., Tranche 5 Term
                                         Loan, 3/3/18                               $      7,243,491
----------------------------------------------------------------------------------------------------
                                         Food Distributors -- 0.0%+
      952,000       5.00         BB-/B1  Windsor Quality Food Co., Ltd.,
                                         Tranche B Term Loan, 2/16/17               $        952,000
                                                                                    ----------------
                                         Total Food & Staples Retailing             $      8,195,491
----------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 0.2%
                                         Agricultural Products -- 0.0%+
    1,570,085       5.50           B/B3  American Rock Salt Co. LLC, Initial
                                         Loan, 4/25/17                              $      1,550,459
----------------------------------------------------------------------------------------------------
                                         Packaged Foods & Meats -- 0.2%
    5,551,533       4.50          B/Ba3  Del Monte Foods Co., Initial Term
                                         Loan, 3/8/18                               $      5,553,848
      698,265       4.25          B+/B1  Michael Foods, Inc., Term B Facility,
                                         2/25/18                                             703,720
    5,282,426       7.00          B+/B1  Pierre Foods, Inc., Loan (First Lien),
                                         9/30/16                                           5,312,689
                                                                                    ----------------
                                                                                    $     11,570,257
                                                                                    ----------------
                                         Total Food, Beverage & Tobacco             $     13,120,716
----------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                         Household Products -- 0.0%+
      679,102       4.77         B+/Ba3  SRAM Corp., Term Loan (First Lien),
                                         6/7/18                                     $        687,591
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Personal Products -- 0.1%
    4,651,714       4.25        BB-/Ba3  NBTY, Inc., Term B-1 Loan, 10/1/17         $      4,676,266
    3,205,397       4.75        BB-/Ba3  Revlon, Inc., Term Loan B, 11/19/17               3,223,928
                                                                                    ----------------
                                                                                    $      7,900,194
                                                                                    ----------------
                                         Total Household & Personal
                                         Products                                   $      8,587,785
----------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                         Health Care Equipment -- 0.1%
    4,081,005       0.00         BB-/B1  Carestream Health, Inc., Term Loan,
                                         2/25/17                                    $      4,045,296
    4,798,738       7.00        BB-/Ba2  Kinetic Concepts, Inc., Dollar Term
                                         B-1 Loan, 5/4/18                                  4,873,718
                                                                                    ----------------
                                                                                    $      8,919,014
----------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 0.1%
    8,232,006       5.75         BB-/NR  Immucor, Inc., Term B-1 Loan,
                                         8/19/18                                    $      8,348,612
----------------------------------------------------------------------------------------------------
                                         Health Care Services -- 0.8%
    2,360,063       6.50          NR/NR  AccentCare, Inc., Term Loan,
                                         12/22/16                                   $      1,958,852
    4,032,019       7.25        BB-/Ba3  Alliance HealthCare Services, Inc.,
                                         Initial Term Loan, 6/1/16                         3,931,219
    7,050,000       0.00        BB-/Ba2  DaVita, Inc., Tranche B2 Term Loan,
                                         11/29/19                                          7,076,438
    2,259,750       4.50        BB-/Ba2  DaVita, Inc., Tranche B Term Loan,
                                         10/20/16                                          2,275,286
   11,376,956       6.50           B/B1  Gentiva Health Services, Inc., Term B1
                                         Term Loan, 8/17/16                               11,334,292
    8,717,732       6.50         B+/Ba3  inVentiv Health, Inc., Consolidated
                                         Term Loan, 8/4/16                                 8,456,200
      715,938       6.75          B+/B1  inVentiv Health, Inc., Term B-3 Loan,
                                         5/15/18                                            696,249
    1,777,500       5.75         B+/Ba3  Rural Metro Corp., Term Loan (First
                                         Lien), 6/30/18                                    1,781,055
    4,594,226       8.75        BB-/Ba1  Sun Healthcare Group, Inc., Term
                                         Loan, 10/18/16                                    4,588,483
    6,377,875       7.75          B+/B1  Virtual Radiologic Corp., Term Loan A,
                                         12/22/12                                          5,740,088
    2,475,000       7.75          NR/NR  Virtual Radiologic Corp., Term Loan B,
                                         12/22/16                                          2,198,629
                                                                                    ----------------
                                                                                    $     50,036,791
----------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 0.7%
    5,559,383       6.50           B/B1  Ardent Medical Services, Inc., Term
                                         Loan, 9/15/15                              $      5,587,180
    2,952,603       3.86         BB/Ba3  Community Health Systems, Inc.,
                                         Extended Term Loan, 1/25/17                       2,970,033

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 87

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- (continued)
    5,351,710       4.00          BB/NR  Hanger, Inc., Term C Loan,
                                         12/1/16                                    $      5,378,469
      424,231       3.47         BB/Ba3  HCA Holdings, Inc., Tranche B-3 Term
                                         Loan, 5/1/18                                        425,557
    1,767,391       3.61         BB/Ba3  HCA, Inc., Tranche B-2 Term Loan,
                                         3/17/17                                           1,773,230
    6,352,000       4.50        BB-/Ba3  Health Management Associates, Inc.,
                                         Term B Loan, 11/18/18                             6,408,463
    6,760,030       5.00          B/Ba3  IASIS Healthcare LLC, Term B Loan,
                                         5/3/18                                            6,789,605
    8,092,563       5.25         B+/Ba3  Kindred Healthcare, Inc., Term Loan,
                                         8/1/18                                            7,993,833
      374,063       5.50         BB/Ba3  Select Medical Corp., Series A
                                         Tranche B Term Loan, 6/1/18                         377,336
    9,213,375       5.50        BB-/Ba3  Select Medical Holdings Corp.,
                                         Tranche B Term Loan, 6/1/18                       9,276,717
    1,992,952       3.75        BB+/Ba2  Universal Health Services, Inc.,
                                         Tranche B Term Loan 2011,
                                         11/15/16                                          1,998,333
                                                                                    ----------------
                                                                                    $     48,978,756
----------------------------------------------------------------------------------------------------
                                         Managed Health Care -- 0.2%
    5,369,509       8.50          NR/B1  Aveta, Inc., MMM Term Loan,
                                         3/20/17                                    $      5,436,627
    5,369,509       8.50          B+/B1  Aveta, Inc., NAMM Term Loan,
                                         4/4/17                                            5,416,492
                                                                                    ----------------
                                                                                    $     10,853,119
----------------------------------------------------------------------------------------------------
                                         Health Care Technology -- 0.2%
      650,000       0.00          NR/NR  Convatec, Inc., Dollar Term Loan,
                                         12/22/16                                   $        652,922
    3,605,812       0.00         B+/Ba3  Convatec, Inc., Dollar Term Loan,
                                         12/1/16                                           3,622,020
    3,214,479       4.50         BB/Ba3  IMS Health, Inc., Tranche B Dollar
                                         Term Loan (2011), 8/26/17                         3,232,560
    5,639,004       5.25        BB-/Ba3  MedAssets, Inc., Term Loan,
                                         11/16/16                                          5,690,697
                                                                                    ----------------
                                                                                    $     13,198,199
                                                                                    ----------------
                                         Total Health Care Equipment
                                         & Services                                 $    140,334,491
----------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS, BIOTECHNOLOGY
                                         & LIFE SCIENCES -- 0.5%
                                         Biotechnology -- 0.3%
    7,894,388       5.50          BB/B2  Axcan Intermediate Holdings, Inc.,
                                         Term B-1 Loan, 2/10/17                     $      7,894,388
    8,691,543       4.50        BB+/Ba2  Grifols, Inc., New U.S. Tranche B Term
                                         Loan, 6/1/17                                      8,780,631

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Biotechnology -- (continued)
    2,445,592       6.75         BB-/B1  HGI Holdings, Inc., Initial Term
                                         Loan, 10/3/16                              $      2,452,725
                                                                                    ----------------
                                                                                    $     19,127,744
----------------------------------------------------------------------------------------------------
                                         Pharmaceuticals -- 0.2%
    1,433,482       4.00       BBB-/Ba1  Endo Health Solutions, Inc., Term
                                         Loan B 2011, 6/7/18                        $      1,439,933
    8,700,000       0.00          NR/B1  Par Pharmaceutical Companies, Inc.,
                                         Term B Loan, 9/30/12                              8,697,825
    2,500,000       0.00       BBB-/Ba1  Valeant Pharmaceuticals International,
                                         Inc., New Term B Loan, 9/12/19                    2,506,875
                                                                                    ----------------
                                                                                    $     12,644,633
----------------------------------------------------------------------------------------------------
                                         Life Sciences Tools & Services -- 0.0%+
      979,328       4.22        BB-/Ba3  Catalent Pharma Solutions, Inc.,
                                         Extended Dollar Term-1 Loan,
                                         9/15/16                                    $        983,001
                                                                                    ----------------
                                         Total Pharmaceuticals,
                                         Biotechnology & Life Sciences              $     32,755,378
----------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.7%
                                         Other Diversified Financial
                                         Services -- 0.6%
      500,588       5.25          B+/B2  BNY ConvergEx Group LLC, Term Loan
                                         First Lien (EZE), 12/19/16                 $        484,319
    1,142,555       5.25          B+/B2  BNY ConvergEx Group LLC, Term Loan
                                         First Lien (TOP), 12/19/16                        1,105,422
    2,313,375       7.25          NR/B2  HMH Holdings Delaware, Inc., Term
                                         Loan (Exit Facility), 5/22/18                     2,348,076
    4,240,425       5.00        NR/Baa1  Kasima LLC, Incremental Term Loan,
                                         3/31/17                                           4,256,327
    1,336,689       0.00          NR/NR  Long Haul Holdings, Ltd., Facility A
                                         Loan, 4/22/13                                       601,510
    1,066,849       0.00          NR/NR  Long Haul Holdings, Ltd., Facility B,
                                         1/14/13                                             480,082
   16,674,000       7.50          B+/B2  Preferred Sands Holding Co. LLC,
                                         Term B Loan, 12/15/16                            15,881,985
    8,162,903       4.00      BBB-/Baa2  RPI Finance Trust, New Term Loan,
                                         11/9/18                                           8,227,529
      350,581       9.25          NR/WR  Vertrue, Inc., Term Loan (First Lien),
                                         8/16/14 (c)                                         131,468
    2,270,659       5.25         NR/Ba2  WorldPay, Facility B2A Term Loan,
                                         8/6/17                                            2,286,270
                                                                                    ----------------
                                                                                    $     35,802,988
----------------------------------------------------------------------------------------------------
                                         Multi-Sector Holdings -- 0.0%+
      122,357       0.00          NR/NR  Fox Acquisition Sub LLC, Initial Term
                                         Loan, 7/14/17                              $        123,580
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 89

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.1%
    6,123,988       4.75         B+/Ba3  Pinnacle Foods Finance LLC, Tranche E
                                         Term Loan, 10/17/18                        $      6,144,399
----------------------------------------------------------------------------------------------------
                                         Consumer Finance -- 0.0%+
    3,040,000       5.50       CCC+/B3   Springleaf Finance Corp., Initial
                                         Loan, 5/10/17                              $      2,982,240
----------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.0%+
      646,750       4.00         NR/Ba2  LPL Holdings, Inc., Initial Tranche B
                                         Term Loan, 3/29/19                         $        649,580
                                                                                    ----------------
                                         Total Diversified Financials               $     45,702,787
----------------------------------------------------------------------------------------------------
                                         INSURANCE -- 0.4%
                                         Insurance Brokers -- 0.2%
    4,105,332       3.36           B/B2  Alliant Holdings I, Inc., Term Loan,
                                         8/21/14                                    $      4,120,727
    4,035,720       6.75          B+/B1  HUB International Holdings, Inc.,
                                         2017 Additional Term Loan
                                         (Extended), 12/13/17                              4,091,211
    2,775,693       4.72          B+/B1  HUB International Holdings, Inc.,
                                         2017 Initial Term Loan
                                         (Extended), 6/13/17                               2,782,632
    3,176,103       7.00           B/B1  USI Holdings Corp., Series C New
                                         Term Loan, 5/5/14                                 3,194,629
    2,356,603       2.72           B/B1  USI Holdings Corp., Tranche B Term
                                         Loan, 5/5/14                                      2,360,531
                                                                                    ----------------
                                                                                    $     16,549,730
----------------------------------------------------------------------------------------------------
                                         Multi--Line Insurance -- 0.1%
    8,139,600       5.75         B+/Ba2  AmWINS Group, Inc., 1st Lien Term
                                         Loan, 6/6/19                               $      8,170,124
----------------------------------------------------------------------------------------------------
                                         Life & Health Insurance -- 0.1%
    5,200,000       0.00         NR/Ba3  CNO Financial Group, Inc., Tranche
                                         B2 Term Loan, 9/30/18                      $      5,224,908
                                                                                    ----------------
                                         Total Insurance                            $     29,944,762
----------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.0%+
                                         Real Estate Development -- 0.0%+
    2,658,341       8.25          B-/B1  Ozburn-Hessey Logistics LLC, Term
                                         Loan (First Lien), 4/8/16                  $      2,552,007
                                                                                    ----------------
                                         Total Real Estate                          $      2,552,007
----------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.8%
                                         Internet Software & Services -- 0.1%
    6,579,800       4.00        BB+/Ba3  Autotrader.com, Inc., Tranche B-1
                                         Term Loan, 12/15/16                        $      6,602,421
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                          Value
----------------------------------------------------------------------------------------------------
                                         Data Processing & Outsourced
                                         Services -- 0.0%+
      115,933       5.22          B+/NR  First Data Corp., 2017 Dollar Term
                                         Loan, 3/24/17                              $        114,203
    1,528,214       4.22          B+/B1  First Data Corp., 2018 Dollar Term
                                         Loan, 3/24/18                                     1,463,524
      871,006       4.25         BB/Ba3  VeriFone Systems, Inc., Term B Loan,
                                         11/14/18                                            873,728
                                                                                    ----------------
                                                                                    $      2,451,455
----------------------------------------------------------------------------------------------------
                                         Application Software -- 0.6%
      746,250       5.50          NR/B1  Applied Systems, Inc., Tranche A Term
                                         Loan, 12/8/16                              $        748,116
   14,193,675       8.00          B/Ba3  Expert Global Solutions, Inc., Term B
                                         Advance (First Lien), 4/3/18                     14,323,788
    2,693,250       5.25          NR/NR  Lawson Software, Inc., Tranche B2
                                         Term Loan, 4/5/18                                 2,713,761
    4,049,023       3.22       BB+/Baa2  Nuance Communications, Inc., Term C
                                         Loan, 3/31/16                                     4,067,369
    9,619,935       4.50          B+/B1  Verint Systems, Inc., Term Loan 2011,
                                         10/29/17                                          9,656,010
    5,991,699       5.25          B+/B1  Vertafore, Inc., Term Loan (First Lien),
                                         7/29/16                                           6,016,667
                                                                                    ----------------
                                                                                    $     37,525,711
----------------------------------------------------------------------------------------------------
                                         Systems Software -- 0.1%
    7,948,118       4.00         NR/Ba2  Rovi Corp., Tranche B2 Term Loan,
                                         3/29/19                                    $      7,689,804
      607,821       3.75       BBB-/Ba2  The Reynolds & Reynolds Co.,
                                         Tranche B Term Loan, 4/21/18                        611,114
                                                                                    ----------------
                                                                                    $      8,300,918
                                                                                    ----------------
                                         Total Software & Services                  $     54,880,505
----------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                         Communications Equipment -- 0.0%+
    3,500,117       4.25          NR/NR  CommScope, Inc., Tranche 1 Term
                                         Loan, 1/14/18                              $      3,523,088
----------------------------------------------------------------------------------------------------
                                         Electronic Equipment Manufacturers -- 0.0%+
    1,465,063       4.75         B+/Ba3  Sensus USA, Inc., Term Loan (First
                                         Lien), 5/9/17                              $      1,470,557
----------------------------------------------------------------------------------------------------
                                         Electronic Components -- 0.2%
    5,734,435       2.47        BB+/Ba2  Flextronics Semiconductor, Ltd., A
                                         Closing Date Loan, 10/1/14                 $      5,721,532
    1,605,935       2.47        BB+/Ba2  Flextronics Semiconductor, Ltd.,
                                         A-1-A Delayed Draw Loan,
                                         10/1/14                                           1,602,322
      769,961       2.47        BB+/Ba2  Flextronics Semiconductor, Ltd.,
                                         A-2 Delayed Draw Loan, 10/1/14                      768,758

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 91

----------------------------------------------------------------------------------------------------
                    Floating    S&P/Moody's
 Principal          Rate (b)    Ratings
 Amount ($)         (unaudited) (unaudited)                                         Value
----------------------------------------------------------------------------------------------------
                                         Electronic Components -- (continued)
      898,288       2.47        BB+/Ba2  Flextronics Semiconductor, Ltd., A-3
                                         Delayed Draw Loan, 10/1/14                 $        896,885
    1,656,399       5.00           B/B2  Scitor Corp., Term Loan, 2/15/17                  1,635,694
                                                                                    ----------------
                                                                                    $     10,625,191
                                                                                    ----------------
                                         Total Technology Hardware
                                         & Equipment                                $     15,618,836
----------------------------------------------------------------------------------------------------
                                         SEMICONDUCTORS &
                                         SEMICONDUCTOR EQUIPMENT -- 0.3%
                                         Semiconductor Equipment -- 0.2%
    9,147,093       5.75         BB-/B1  Aeroflex, Inc., Tranche B Term Loan,
                                         5/9/18                                     $      9,141,376
    4,420,769       4.48           B/B1  Freescale Semiconductor, Inc.,
                                         Tranche B-1 Term Loan, 12/1/16                    4,330,143
                                                                                    ----------------
                                                                                    $     13,471,519
----------------------------------------------------------------------------------------------------
                                         Semiconductors -- 0.1%
    4,448,203       4.00         BB/Ba2  Microsemi Corp., Term Loan,
                                         2/2/18                                     $      4,481,564
    2,069,813       4.25       BBB-/Ba2  Semtech Corp., B Term Loan,
                                         3/20/17                                           2,086,630
                                                                                    ----------------
                                                                                    $      6,568,194
                                                                                    ----------------
                                         Total Semiconductors &
                                         Semiconductor Equipment                    $     20,039,713
----------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.2%
                                         Integrated Telecommunication
                                         Services -- 0.1%
    2,583,742       5.50         B+/Ba3  West Corp., Term B-4 Loan,
                                         7/15/16                                    $      2,608,502
    3,084,648       5.50         B+/Ba3  West Corp., Term B-5 Loan,
                                         7/15/16                                           3,114,208
                                                                                    ----------------
                                                                                    $      5,722,710
----------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication
                                         Services -- 0.1%
    2,334,116       4.00         B+/Ba3  Crown Castle International Corp.,
                                         Tranche B Term Loan, 1/31/19               $      2,345,642
    1,546,125       5.00         BB-/B1  Syniverse Holdings, Inc., Initial Term
                                         Loan, 4/10/19                                     1,551,923
                                                                                    ----------------
                                                                                    $      3,897,565
                                                                                    ----------------
                                         Total Telecommunication Services           $      9,620,275
----------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.4%
                                         Electric Utilities -- 0.1%
    4,931,173       4.76       CCC/Caa1  Texas Competitive Electric Holdings
                                         Co. LLC, 2017 Term Loan
                                         (Extending), 10/10/17                      $      3,409,442
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------
               Floating     S&P/Moody's
 Principal     Rate (b)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                         Independent Power Producers
                                         & Energy Traders -- 0.3%
    1,100,000     0.00         NR/B1     Calpine Corp., Term Loan, 4/1/18           $      1,094,500
    5,511,075     4.50        BB-/B1     Calpine Corp., Term Loan, 4/1/18                  5,534,558
    4,784,438     4.00      BB+/Baa3     NRG Energy, Inc., Term Loan,
                                         7/1/18                                            4,816,134
    7,407,200     4.25       BB+/Ba1     The AES Corp., Initial Term
                                         Loan, 6/1/18                                      7,457,465
                                                                                    ----------------
                                                                                    $     18,902,657
                                                                                    ----------------
                                         Total Utilities                            $     22,312,099
----------------------------------------------------------------------------------------------------
                                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                         (Cost $838,358,925)                        $    843,319,619
----------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENT IN SECURITIES -- 96.2%
                                         (Cost $5,964,451,002) (a)                  $  6,312,965,868
----------------------------------------------------------------------------------------------------
                                         OTHER ASSETS &
                                         LIABILITIES -- 3.8%                        $    247,210,429
----------------------------------------------------------------------------------------------------
                                         TOTAL NET ASSETS -- 100.0%                 $  6,560,176,297
====================================================================================================

*         Non-income producing security.

+         Rounds to less than 0.1%.

NR        Not rated by either S&P or Moody's.

WR        Withdrawn rating.

PIK       Represents a pay in kind security.

REIT      Real Estate Investment Trust.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

Perpetual Security with no stated maturity date.

Cat Bond Catastrophe Bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.
(G.D.R.)  Global Depositary Receipts.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
          Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate for a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2012, the value of these securities amounted to $1,819,766,120 or 27.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 93

(a) At September 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $5,968,305,401 was as follows:

          Aggregate gross unrealized gain for all investments in which there
             is an excess of value over tax cost                                    $    418,203,182

          Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                                   (73,542,715)
                                                                                    ----------------
        Net unrealized gain                                                         $    344,660,467
                                                                                    ================

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)     Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
        Note 1A.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

(f) Security represent the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD     Australian Dollar
BRL     Brazilian Real
CAD     Canadian Dollar
CNY     Chinese Yuan
EURO    Euro
GBP     British Pound Sterling
IDR     Indonesian Rupiah
MXN     Mexican Peso
NOK     Norwegian Krone
PHP     Philippine Peso
SEK     Swedish Krone
TRY     Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2012 were as follows:

-----------------------------------------------------------------------------------------------------
                                                               Purchases            Sales
-----------------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                           $  229,442,036       $    131,255,645
Other Long-Term Securities                                     $2,305,419,971       $  1,022,707,356

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------
                              Level 1       Level 2         Level 3         Total
--------------------------------------------------------------------------------------------
Convertible Corporate Bonds   $         --  $  276,485,025   $          --  $   276,485,025
Preferred Stocks                90,762,634       1,777,509              --       92,540,143
Convertible Preferred Stocks    43,947,404              --              --       43,947,404
Common Stocks                    3,532,887         373,754              --        3,906,641
Asset Backed Securities                 --     290,178,998              --      290,178,998
Collateralized Mortgage
   Obligations                          --     756,769,095              --      756,769,095
Corporate Bonds                         --   2,786,948,595       3,144,803    2,790,093,398
U.S. Government and Agency
   Obligations                          --     357,208,183              --      357,208,183
Foreign Government Bonds                --     455,860,045              --      455,860,045
Municipal Bonds                         --     402,657,114              --      402,657,114
Senior Floating Rate Loan
   Interests                            --     843,319,619              --      843,319,619
--------------------------------------------------------------------------------------------
Total                         $138,242,925  $6,171,576,454  $    3,144,803  $ 6,312,965,868
============================================================================================
Other Financial Instruments
Futures Contracts             $ (5,807,368) $           --  $           --  $    (5,807,368)
Forward Foreign Currency
   Portfolio Hedge Contracts            --      (1,066,547)             --       (1,066,547)
Forward Foreign Currency
   Settlement Contracts                 --         (20,915)             --          (20,915)
--------------------------------------------------------------------------------------------
Total Other Financial
   Investments                $ (5,807,368) $   (1,087,462) $           --  $    (6,894,830)
============================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 95

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------
                                                                            Corporate
                                                                            Bonds
--------------------------------------------------------------------------------------------
Balance as of 9/30/11                                                       $            --
Realized gain (loss)1                                                                    --
Change in unrealized appreciation (depreciation)2                                   136,471
Purchases                                                                         3,008,332
Transfers in and out of Level 3**                                                        --
--------------------------------------------------------------------------------------------
Balance as of 9/30/12                                                       $     3,144,803
============================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in net unrealized gain (loss) on investments in the Statement of Operations.

        The net change in unrealized appreciation (depreciation) on Level 3 securities still held at year end is $136,471.

**      Transfers are calculated on the beginning of period values.

        During the year ended September 30, 2012 there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Statement of Assets and Liabilities | 9/30/12

ASSETS:
  Investment in securities, at value (cost $5,964,451,002)           $6,312,965,868
  Cash                                                                  199,010,184
  Futures collateral                                                      3,276,425
  Foreign currencies, at value (cost $28,221,411)                        27,703,253
  Receivables --
     Investment securities sold                                           8,482,780
     Fund shares sold                                                    36,284,866
     Interest                                                            72,948,977
     Dividends                                                              495,447
     Foreign taxes withheld                                                 503,166
     Unrealized appreciation on bridge loan commitments                      36,375
  Other                                                                     151,085
------------------------------------------------------------------------------------
         Total assets                                                $6,661,858,426
------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                $   77,169,606
      Fund shares repurchased                                            12,429,205
      Dividends                                                           8,122,608
      Variation margin                                                      232,916
   Due to affiliates                                                      2,089,022
   Unrealized depreciation on forward foreign currency portfolio
      hedge contracts                                                     1,066,547
   Unrealized depreciation on forward foreign currency settlement
      contracts                                                              20,915
   Accrued expenses                                                         551,310
------------------------------------------------------------------------------------
          Total liabilities                                          $  101,682,129
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                    $6,217,649,034
  Undistributed net investment income                                     9,602,359
  Accumulated net realized loss on investments and foreign
     currency transactions                                               (8,306,129)
  Net unrealized gain on investments and bridge loan commitments        348,552,645
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies      (1,514,244)
  Net unrealized loss on futures contracts                               (5,807,368)
------------------------------------------------------------------------------------
         Total net assets                                            $6,560,176,297
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $2,066,993,029/184,545,478 shares)              $        11.21
   Class B (based on $47,910,211/4,308,640 shares)                   $        11.06
   Class C (based on $1,305,498,300/118,880,749 shares)              $        10.98
   Class R (based on $209,561,437/18,295,812 shares)                 $        11.39
   Class Y (based on $2,864,390,948/255,315,264 shares)              $        11.22
   Class Z (based on $65,822,372/5,891,111 shares)                   $        11.20
MAXIMUM OFFERING PRICE:
   Class A ($11.21 (divided by) 5.5%)                                $        11.74
====================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 97

Statement of Operations

For the Year Ended 9/30/12

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $331,537)               $319,397,637
   Dividends (net of foreign taxes withheld of $5,127)                   6,438,412
   Income from securities loaned, net                                       83,461
-------------------------------------------------------------------------------------------------
         Total investment income                                                     $325,919,510
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 31,473,252
  Transfer agent fees and expenses
     Class A                                                               848,851
     Class B                                                                78,948
     Class C                                                               355,599
     Class R                                                                22,510
     Class Y                                                               143,401
     Class Z                                                                58,153
  Distribution fees
     Class A                                                             4,572,842
     Class B                                                               528,890
     Class C                                                            11,583,738
     Class R                                                               951,677
  Shareholder communications expense                                     6,691,995
  Administrative reimbursements                                          1,610,115
  Custodian fees                                                           253,523
  Registration fees                                                        437,120
  Professional fees                                                        273,199
  Printing expense                                                         109,116
  Fees and expenses of nonaffiliated Trustees                              219,558
  Miscellaneous                                                            657,073
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 60,869,560
-------------------------------------------------------------------------------------------------
         Net investment income                                                       $265,049,950
=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT
DEFAULT SWAPS, FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                      $ 11,744,658
     Futures contracts                                                 (13,448,966)
     Credit default swaps                                                3,999,810
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                7,852,648   $ 10,148,150
-------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                      $353,503,196
     Futures contracts                                                 (10,263,432)
     Bridge loan commitments                                                36,375
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (1,706,474)  $341,569,665
-------------------------------------------------------------------------------------------------
  Net gain on investments, class action, futures contracts,
     credit default swaps, bridge loan commitments and
     foreign currency transactions                                                   $351,717,815
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $616,767,765
=================================================================================================

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                            Year Ended        Year Ended
                                                            9/30/12           9/30/11
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   265,049,950   $   211,584,732
Net realized gain on investments, futures contracts,
  credit default swaps, and foreign currency transactions        10,148,150        34,141,424
Change in net unrealized gain (loss) on investments,
  bridge loan commitments, futures contracts and
  foreign currency transactions                                 341,569,665      (199,542,222)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   616,767,765   $    46,183,934
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.53 and $0.55 per share, respectively)     $   (88,142,153)  $   (76,307,870)
      Class B ($0.43 and $0.45 per share, respectively)          (2,109,957)       (3,358,860)
      Class C ($0.44 and $0.47 per share, respectively)         (47,830,334)      (41,332,974)
      Class R ($0.50 and $0.53 per share, respectively)          (8,610,750)       (7,801,591)
      Class Y ($0.56 and $0.59 per share, respectively)        (119,909,284)      (77,763,921)
      Class Z ($0.55 and $0.58 per share, respectively)          (3,082,012)       (2,825,569)
Net realized gain:
      Class A ($0.10 and $0.03 per share, respectively)         (14,964,756)       (4,261,936)
      Class B ($0.10 and $0.03 per share, respectively)            (523,598)         (288,810)
      Class C ($0.10 and $0.03 per share, respectively)          (9,763,700)       (2,800,426)
      Class R ($0.10 and $0.03 per share, respectively)          (1,577,540)         (466,520)
      Class Y ($0.10 and $0.03 per share, respectively)         (17,739,910)       (3,390,136)
      Class Z ($0.10 and $0.03 per share, respectively)            (553,299)         (132,863)
----------------------------------------------------------------------------------------------
          Total distributions to shareowners                $  (314,807,293)  $  (220,731,476)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $ 2,749,711,010   $ 3,050,026,749
Reinvestment of distributions                                   207,984,071       142,592,493
Cost of shares repurchased                                   (1,533,577,656)   (1,414,646,535)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $ 1,424,117,425   $ 1,777,972,707
----------------------------------------------------------------------------------------------
      Net increase in net assets                            $ 1,726,077,897   $ 1,603,425,165
NET ASSETS:
Beginning of year                                             4,834,098,400     3,230,673,235
----------------------------------------------------------------------------------------------
End of year                                                 $ 6,560,176,297   $ 4,834,098,400
----------------------------------------------------------------------------------------------
Undistributed net investment income                         $     9,602,359   $     6,493,912
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/12 99

----------------------------------------------------------------------------------------
                           '12 Shares    '12 Amount        '11 Shares    '11 Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                 71,339,480   $  776,216,104     80,576,901   $  889,307,951
Reinvestment of
   distributions             8,333,925       90,422,611      6,374,664       70,105,299
Less shares repurchased    (46,466,292)    (511,989,040)   (63,236,119)    (694,349,158)
----------------------------------------------------------------------------------------
      Net increase          33,207,113   $  354,649,675     23,715,446   $  265,064,092
========================================================================================
Class B
Shares sold or exchanged       244,965   $    2,611,687        390,970   $    4,263,903
Reinvestment of
   distributions               197,398        2,104,123        275,939        2,993,821
Less shares repurchased     (1,841,960)     (22,411,116)    (3,905,767)     (42,419,019)
----------------------------------------------------------------------------------------
      Net decrease          (1,399,597)  $  (17,695,306)    (3,238,858)  $  (35,161,295)
========================================================================================
Class C
Shares sold                 34,746,919   $  370,223,742     31,274,057   $  337,505,373
Reinvestment of
   distributions             3,488,002       37,003,601      2,592,055       27,898,918
Less shares repurchased    (17,750,596)    (189,870,588)   (16,336,600)    (175,888,613)
----------------------------------------------------------------------------------------
      Net increase          20,484,325   $  217,356,755     17,529,512   $  189,515,678
========================================================================================
Class R
Shares sold                  5,743,328   $   63,407,820      5,751,079   $   64,422,038
Reinvestment of
   distributions               860,006        9,474,559        676,398        7,557,368
Less shares repurchased     (4,219,860)     (47,591,687)    (4,378,993)     (48,966,639)
----------------------------------------------------------------------------------------
      Net increase           2,383,474   $   25,290,692      2,048,484   $   23,012,767
========================================================================================
Class Y
Shares sold                137,316,013   $1,508,642,210    155,489,899   $1,713,867,950
Reinvestment of
   distributions             6,064,118       65,912,195      2,875,308       31,614,294
Less shares repurchased    (67,678,529)    (731,974,988)   (39,101,257)    (429,017,644)
----------------------------------------------------------------------------------------
      Net increase          75,701,602   $  842,579,417    119,263,950   $1,316,464,600
========================================================================================
Class Z
Shares sold                  2,634,101   $   28,609,447      3,683,162   $   40,659,534
Reinvestment of
   distributions               283,401        3,066,982        220,481        2,422,793
Less shares repurchased     (2,484,016)     (29,740,237)    (2,194,293)     (24,005,462)
----------------------------------------------------------------------------------------
      Net increase             433,486   $    1,936,192      1,709,350   $   19,076,865
========================================================================================

The accompanying notes are an integral part of these financial statements.

100 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year       Year
                                                             Ended        Ended        Ended        Ended      Ended
                                                             9/30/12      9/30/11      9/30/10      9/30/09    9/30/08
-------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    10.63   $    10.99   $    10.22   $   9.76   $  10.46
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $     0.52   $     0.55   $     0.59   $   0.64   $   0.58
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            0.69        (0.33)        0.73       0.71      (0.64)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     1.21   $     0.22   $     1.32   $   1.35   $  (0.06)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.53)       (0.55)       (0.55)     (0.77)     (0.62)
   Net realized gain                                              (0.10)       (0.03)          --      (0.12)     (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.58   $    (0.36)  $     0.77   $   0.46   $  (0.70)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    11.21   $    10.63   $    10.99   $  10.22   $   9.76
=========================================================================================================================
Total return*                                                     11.69%        2.00%       13.29%     15.69%     (0.74)%
Ratio of net expenses to average net assets+                       1.06%        1.06%        1.10%      1.17%      1.14%
Ratio of net investment income to average net assets+              4.73%        5.01%        5.49%      6.81%      5.65%
Portfolio turnover rate                                              21%          36%          39%        32%        47%
Net assets, end of period (in thousands)                     $2,066,993   $1,609,362   $1,403,214   $909,343   $726,719
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
      Total expenses                                               1.06%        1.06%        1.10%      1.17%      1.14%
      Net investment income                                        4.73%        5.01%        5.49%      6.81%      5.65%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 101

----------------------------------------------------------------------------------------------------------------
                                                             Year      Year      Year      Year       Year
                                                             Ended     Ended     Ended     Ended      Ended
                                                             9/30/12   9/30/11   9/30/10   9/30/09    9/30/08
----------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 10.48   $ 10.83   $ 10.06   $   9.62   $  10.30
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.42   $  0.46   $  0.48   $   0.54   $   0.50
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.69     (0.33)     0.75       0.71      (0.63)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.11   $  0.13   $  1.23   $   1.25   $  (0.13)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.43)    (0.45)    (0.46)     (0.69)     (0.53)
   Net realized gain                                           (0.10)    (0.03)       --      (0.12)     (0.02)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.58   $ (0.35)  $  0.77   $   0.44   $  (0.68)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 11.06   $ 10.48   $ 10.83   $  10.06   $   9.62
================================================================================================================
Total return*                                                  10.81%     1.21%    12.55%     14.71%     (1.43)%
Ratio of net expenses to average net assets+                    1.91%     1.87%     1.86%      1.94%      1.88%
Ratio of net investment income to average net assets+           3.91%     4.22%     4.71%      6.09%      4.88%
Portfolio turnover rate                                           21%       36%       39%        32%        47%
Net assets, end of period (in thousands)                     $47,910   $59,824   $96,942   $107,129   $105,616
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
      Total expenses                                            1.91%     1.87%     1.86%      1.94%      1.88%
      Net investment income                                     3.91%     4.22%     4.71%      6.09%      4.88%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Strategic Income Fund | Annual Report | 9/30/12

-----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                             9/30/12      9/30/11      9/30/10    9/30/09    9/30/08
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $    10.41   $    10.76   $  10.00   $   9.56   $  10.25
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $     0.43   $     0.47   $   0.51   $   0.57   $   0.50
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            0.68        (0.32)      0.72       0.68      (0.64)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     1.11   $     0.15   $   1.23   $   1.25   $  (0.14)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.44)       (0.47)     (0.47)     (0.69)     (0.53)
   Net realized gain                                              (0.10)       (0.03)        --      (0.12)     (0.02)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.57   $    (0.35)  $   0.76   $   0.44   $  (0.69)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.98   $    10.41   $  10.76   $  10.00   $   9.56
=======================================================================================================================
Total return*                                                     10.97%        1.33%     12.59%     14.86%     (1.50)%
Ratio of net expenses to average net assets+                       1.74%        1.74%      1.78%      1.85%      1.83%
Ratio of net investment income to average net assets+              4.05%        4.34%      4.80%      6.12%      4.94%
Portfolio turnover rate                                              21%          36%        39%        32%        47%
Net assets, end of period (in thousands)                     $1,305,498   $1,024,254   $870,348   $588,455   $400,974
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
      Total expenses                                               1.74%        1.74%      1.78%      1.85%      1.83%
      Net investment income                                        4.05%        4.34%      4.80%      6.12%      4.94%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 103

-------------------------------------------------------------------------------------------------------------------
                                                             Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                             9/30/12    9/30/11    9/30/10    9/30/09    9/30/08
-------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  10.80   $  11.17   $  10.38   $   9.91   $  10.62
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.48   $   0.53   $   0.56   $   0.62   $   0.57
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.71      (0.34)      0.76       0.73      (0.65)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.19   $   0.19   $   1.32   $   1.35   $  (0.08)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.50)     (0.53)     (0.53)     (0.76)     (0.61)
   Net realized gain                                            (0.10)     (0.03)        --      (0.12)     (0.02)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.59   $  (0.37)  $   0.79   $   0.47   $  (0.71)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.39   $  10.80   $  11.17   $  10.38   $   9.91
===================================================================================================================
Total return*                                                   11.35%      1.64%     13.07%     15.45%     (0.92)%
Ratio of net expenses to average net assets+                     1.44%      1.35%      1.41%      1.44%      1.33%
Ratio of net investment income to average net assets+            4.36%      4.73%      5.18%      6.58%      5.46%
Portfolio turnover rate                                            21%        36%        39%        32%        47%
Net assets, end of period (in thousands)                     $209,561   $171,918   $154,846   $114,962   $101,361
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
      Total expenses                                             1.44%      1.35%      1.41%      1.44%      1.33%
      Net investment income                                      4.36%      4.73%      5.18%      6.58%      5.46%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Strategic Income Fund | Annual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                             9/30/12      9/30/11      9/30/10    9/30/09    9/30/08
----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    10.64   $    11.00   $  10.23   $   9.78   $ 10.47
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $     0.55   $     0.59   $   0.65   $   0.71   $  0.62
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            0.69        (0.33)      0.72       0.67     (0.63)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     1.24   $     0.26   $   1.37   $   1.38   $ (0.01)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.56)       (0.59)     (0.60)     (0.81)    (0.66)
   Net realized gain                                              (0.10)       (0.03)        --      (0.12)    (0.02)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.58   $    (0.36)  $   0.77   $   0.45   $ (0.69)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    11.22   $    10.64   $  11.00   $  10.23   $  9.78
======================================================================================================================
Total return*                                                     12.05%        2.36%     13.75%     16.11%    (0.27)%
Ratio of net expenses to average net assets+                       0.73%        0.72%      0.69%      0.70%     0.68%
Ratio of net investment income to average net assets+              5.05%        5.36%      5.96%      7.25%     6.21%
Portfolio turnover rate                                              21%          36%        39%        32%       47%
Net assets, end of period (in thousands)                     $2,864,391   $1,910,764   $664,149   $226,994   $71,943
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
      Total expenses                                               0.73%        0.72%      0.69%      0.70%     0.68%
      Net investment income                                        5.05%        5.36%      5.96%      7.25%     6.21%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 105

-------------------------------------------------------------------------------------------------------------
                                                             Year      Year      Year      Year      Year
                                                             Ended     Ended     Ended     Ended     Ended
                                                             9/30/12   9/30/11   9/30/10   9/30/09   9/30/08
-------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                         $ 10.62   $ 10.98   $ 10.21   $  9.81   $ 10.46
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income (loss)                              $  0.54   $  0.58   $  0.64   $  0.71   $ (0.13)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.69     (0.33)     0.72      0.61      0.16
-------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $  1.23   $  0.25   $  1.36   $  1.32   $  0.03
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.55)    (0.58)    (0.59)    (0.80)    (0.66)
   Net realized gain                                           (0.10)    (0.03)       --     (0.12)    (0.02)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.58   $ (0.36)  $  0.77   $  0.40   $ (0.65)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 11.20   $ 10.62   $ 10.98   $ 10.21   $  9.81
=============================================================================================================
Total return*                                                  11.96%     2.30%    13.67%    15.43%     0.17%
Ratio of net expenses to average net assets+                    0.83%     0.82%     0.79%     0.80%     0.71%
Ratio of net investment income to average net assets+           4.98%     5.23%     5.81%     6.96%     6.21%
Portfolio turnover rate                                           21%       36%       39%       32%       47%
Net assets, end of period (in thousands)                     $65,822   $57,976   $41,175   $14,187   $ 3,180
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
      Total expenses                                            0.83%     0.82%     0.79%     0.80%     0.71%
      Net investment income                                     4.98%     5.23%     5.81%     6.96%     6.21%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

106 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Notes to Financial Statements | 9/30/12

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 107

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

    Securities or loans for which independent pricing services are unable to supply prices for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

108 Pioneer Strategic Income Fund | Annual Report | 9/30/12

    At September 30, 2012, there was one security that was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing less than 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 109

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge or settlement contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    At September 30, 2012, the Fund reclassified $7,742,987 to increase net investment income and $7,742,987 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    The Fund has elected to defer $13,658,372 of capital losses recognized between November 1, 2011 and September 30, 2012 to its fiscal year ending September 30, 2013.

110 Pioneer Strategic Income Fund | Annual Report | 9/30/12

    The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

    ----------------------------------------------------------------------------
                                                     2012                   2011
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                          $279,386,968           $220,731,476
    Long-term capital gain                     35,420,325                     --
    ----------------------------------------------------------------------------
         Total                               $314,807,293           $220,731,476
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $ 19,585,622
    Dividends payable                                                (8,122,608)
    Late year loss deferred                                         (13,658,372)
    Net unrealized gain                                             344,722,621
    ----------------------------------------------------------------------------
         Total                                                     $342,527,263
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency and futures contracts, interest on defaulted bonds and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $429,268 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2012.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 111

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

112 Pioneer Strategic Income Fund | Annual Report | 9/30/12

H.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended September 30, 2012 was 7,439.

    At September 30, 2012, open futures contracts were as follows:

    --------------------------------------------------------------------------------------------
                                     Number of                                    Unrealized
                                     Contracts      Settlement                    Appreciation/
    Type                             Long/(Short)   Month        Value            (Depreciation)
    --------------------------------------------------------------------------------------------
    U.S. Long Bond (CBT)             350            12/12        $   52,281,250   $    (13,548)
    U.S. 10 Year Note (CBT)          (5,023)        12/12          (670,492,041)    (4,277,408)
    U.S. 2 Year Note (CBT)           (787)          12/12          (173,558,101)       (86,074)
    U.S. 5 Year Note (CBT)           (1,222)        12/12          (152,301,294)      (706,463)
    U.S. Ultra Bond (CBT)            824            12/12           136,140,250       (723,875)
    --------------------------------------------------------------------------------------------
                                                                 $ (807,929,936)  $ (5,807,368)
    --------------------------------------------------------------------------------------------

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 113

J.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At September 30, 2012, the Fund had no securities on loan.

K.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

114 Pioneer Strategic Income Fund | Annual Report | 9/30/12

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. During the year ended September 30, 2012, the Fund opened three credit default swap contracts, with an average notional amount of $44,000,000.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation was in effect through February 1, 2012.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $508,320 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2012.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 115

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended September 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $2,556,874
Class B                                                                   71,115
Class C                                                                1,003,760
Class R                                                                  578,878
Class Y                                                                2,411,184
Class Z                                                                   70,184
--------------------------------------------------------------------------------
   Total                                                              $6,691,995
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,279,189 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2012.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $301,513 in distribution fees payable to PFD at September 30, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

116 Pioneer Strategic Income Fund | Annual Report | 9/30/12 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2012, CDSCs in the amount of $234,072 were paid to PFD.

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended September 30, 2012, the Fund's expenses were not reduced under such arrangements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 117

6. Forward Foreign Currency Contracts

At September 30, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended September 30, 2012 was $16,897,725,623. At September 30, 2012, the Fund's gross forward currency settlement contracts receivable and payable were $6,478,095 and $6,499,010, respectively, resulting in a net payable of $20,915. Open portfolio hedges at September 30, 2012 were as follows:

-------------------------------------------------------------------------------------------------
                          Net            In                                          Net
                          Contracts      Exchange        Settlement                  Unrealized
Currency                  to Deliver     For USD         Date        Value           Gain (Loss)
-------------------------------------------------------------------------------------------------
AUD (Australian Dollar)    (11,506,000)  $ (11,973,995)  11/19/12    $ (11,882,620)  $    91,375
CAD (Canadian Dollar)      (16,726,000)    (16,836,278)  11/15/12      (16,990,750)     (154,472)
CNH (Chinese Yuan)          (2,964,210)       (469,318)   10/9/12         (469,828)         (510)
EUR (Euro Dollar)          (85,000,000)   (109,664,875)  10/15/12     (109,251,690)      413,185
GBP (British Pound)         (1,310,000)     (2,069,386)  12/14/12       (2,113,230)      (43,844)
INR (Indian Rupee)         879,000,000      16,205,752    3/15/13       16,138,722       (67,030)
INR (Indian Rupee)         879,000,000      15,843,461    3/15/13       16,138,722       295,261
MYR (Malaysian Ringgit)     50,300,000      16,199,678   10/12/12       16,444,029       244,351
MXN (Mexican Peso)        (186,000,000)    (14,162,913)  12/10/12      (14,360,118)     (197,205)
MXN (Mexican Peso)         (71,500,000)     (5,527,898)  12/10/12       (5,520,153)        7,745
NOK (Norwegian Krone)       93,000,000      16,308,064   12/14/12       16,195,175      (112,889)
NOK (Norwegian Krone)       92,900,000      16,225,785   12/14/12       16,177,761       (48,024)
NOK (Norwegian Krone)     (174,300,000)    (29,255,623)  11/13/12      (30,388,486)   (1,132,863)
RUB (Russian Ruble)        250,000,000       7,829,627    3/15/13        7,804,869       (24,758)
RUB (Russian Ruble)        498,000,000      15,880,095    3/15/13       15,547,299      (332,796)
SEK (Swedish Krona)       (107,206,587)    (16,308,064)  12/14/12      (16,306,516)        1,548
SEK (Swedish Krona)        (52,000,000)     (7,910,713)  11/15/12       (7,916,334)       (5,621)
-------------------------------------------------------------------------------------------------
  Total                                                                              $(1,066,547)
=================================================================================================

7. Bridge Loan Commitments

As of September 30, 2012, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of September 30, 2012:

--------------------------------------------------------------------------------
                                                                      Net
                                                                      Unrealized
Loan                         Shares        Cost          Value        Gain
--------------------------------------------------------------------------------
Hamilton Sundstrand,
  Bridge Loan                7,275,000     $7,275,000    $7,311,375     $36,375
--------------------------------------------------------------------------------
  Total                                                               $  36,375
================================================================================

118 Pioneer Strategic Income Fund | Annual Report | 9/30/12

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2012, the Fund had no outstanding borrowings.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2012 were as follows:

---------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                 Asset Derivatives 2012           Liabilities Derivatives 2012
Under Accounting                    ---------------------------------------------------------------
Standards Codification              Balance Sheet                    Balance Sheet
(ASC) 815                           Location          Value          Location            Value
---------------------------------------------------------------------------------------------------
Unrealized gain/loss on
  Forward Foreign Currency
  Portfolio Hedge Contracts*        Receivables       $  --          Payables            $1,066,547
Unrealized gain/loss on
  Forward Foreign Currency*
  Settlement Contracts              Receivables       $  --          Payables            $   20,915
Interest Rate Futures**             Net Assets --                    Net Assets --
                                    Unrealized                       Unrealized
                                    Appreciation      $  --          Depreciation        $5,807,368
---------------------------------------------------------------------------------------------------
  Total                                               $  --                              $6,894,830
---------------------------------------------------------------------------------------------------

* Forward foreign currency portfolio hedge and settlement contracts are shown as net payables on the Statement of Assets and Liabilities.

**  Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 119

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2012 was as follows:

-------------------------------------------------------------------------------------------------
Derivatives Not                                                                    Change in
Accounted for as                                                   Realized Gain   Unrealized
Hedging Instruments                                                (Loss) on       Loss
Under Accounting          Location of Gain or (Loss)               Derivatives     on Derivatives
Standards Codification    on Derivatives Recognized                Recognized      Recognized
(ASC) 815                 in Income                                in Income       in Income
-------------------------------------------------------------------------------------------------
Interest Rate Futures     Net realized loss on futures contracts   $(13,448,966)
Interest Rate Futures     Change in net unrealized loss on
                          futures contracts                                        $(10,263,432)
Forward Foreign           Net realized gain on forward
 Currency Portfolio       foreign currency contracts and
 Hedge Contracts          other assets and liabilities
                          denominated in foreign currencies        $ 10,024,082
Forward Foreign           Change in unrealized loss on
 Currency Portfolio       forward foreign currency contracts
 Hedge Contracts          and other assets and liabilities
                          denominated in foreign currencies                        $ (3,948,919)
Credit Default Swaps      Net realized gain on credit
                          default swaps                            $  3,999,810
Forward Foreign           Net realized gain on forward
 Currency Settlement      foreign currency contracts and
 Contracts                other assets and liabilities
                          denominated in foreign currencies        $  1,237,893
Forward Foreign           Change in unrealized loss on
 Currency Settlement      forward foreign currency contracts
 Contracts                and other assets and liabilities
                          denominated in foreign currencies                        $    (20,915)

120 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 26, 2012

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 121

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

122 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                Other Directorships
Position Held with the Fund     Length of Service               Principal Occupation              Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61) Chairman   Trustee since 2006. Serves      Chairman and Chief Executive      Director, Broadridge Financial
of the Board and Trustee        until a successor trustee is    Officer, Quadriserv, Inc.         Solutions Inc. (investor
                                elected or earlier retirement   (technology products for          communications and, securities
                                or removal.                     securities lending industry)      processing provider for
                                                                (2008 - present); private         financial services industry)
                                                                investor (2004 - 2008); and       (2009 - present); Director,
                                                                Senior Executive Vice President,  Quadriserv, Inc. (2005 -
                                                                The Bank of New York (financial   present); and Commissioner,
                                                                and securities services) (1986 -  New Jersey State Civil Service
                                                                2004)                             Commission (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68) Trustee      Trustee since 2005. Serves      Managing Partner, Federal City    Director of Enterprise
                                until a successor trustee is    Capital Advisors (corporate       Community Investment, Inc.
                                elected or earlier retirement   advisory services company) (1997  (privately-held affordable
                                or removal.                     - 2004 and 2008 - present);       housing finance company) (1985
                                                                Interim Chief Executive Officer,  - 2010); Director of Oxford
                                                                Oxford Analytica, Inc.            Analytica, Inc. (2008 -
                                                                (privately held research and      present); Director of The
                                                                consulting company) (2010);       Swiss Helvetia Fund, Inc.
                                                                Executive Vice President and      (closed-end fund) (2010 -
                                                                Chief Financial Officer, I-trax,  present); and Director of New
                                                                Inc. (publicly traded health      York Mortgage Trust (publicly
                                                                care services company) (2004 -    traded mortgage REIT) (2004
                                                                2007); and Executive Vice         -2009, 2012 - present)
                                                                President and Chief Financial
                                                                Officer, Pedestal Inc.
                                                                (internet-based mortgage trading
                                                                company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 123

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                Other Directorships
Position Held with the Fund     Length of Service               Principal Occupation              Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)       Trustee since 2008. Serves      William Joseph Maier Professor    Trustee, Mellon Institutional
Trustee                         until a successor trustee is    of Political Economy, Harvard     Funds Investment Trust and
                                elected or earlier retirement   University (1972 - present)       Mellon Institutional Funds
                                or removal.                                                       Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)       Trustee since 1999. Serves      Founding Director, Vice           None
Trustee                         until a successor trustee is    President and Corporate
                                elected or earlier retirement   Secretary, The Winthrop Group,
                                or removal.                     Inc. (consulting firm)
                                                                (1982-present); Desautels
                                                                Faculty of Management, McGill
                                                                University (1999 - present); and
                                                                Manager of Research Operations
                                                                and Organizational Learning,
                                                                Xerox PARC, Xerox's advance
                                                                research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)        Trustee since 1999. Serves      President and Chief Executive     Director of New America High
Trustee                         until a successor trustee is    Officer, Newbury, Piret &         Income Fund, Inc. (closed-end
                                elected or earlier retirement   Company, Inc (investment banking  investment company) (2004 -
                                or removal.                     firm) (1981 - present).           present); and member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83) Trustee    Trustee since 1999. Serves      Senior Counsel, Sullivan &        Director, The Swiss Helvetia
                                until a successor trustee is    Cromwell LLP (law firm) (1998 -   Fund, Inc. (closed-end
                                elected or earlier retirement   present); and Partner, Sullivan   investment company); and
                                or removal.                     & Cromwell LLP (prior to 1998)    Director, Invesco, Ltd.
                                                                                                  (formerly AMVESCAP, PLC)
                                                                                                  (investment manager)
                                                                                                  (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

124 Pioneer Strategic Income Fund | Annual Report | 9/30/12

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                Other Directorships
Position held with the Fund     Length of Service               Principal Occupation              Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*        Trustee since 1999. Serves      Non-Executive Chairman and a      None
Trustee, President and Chief    until a successor trustee is    director of Pioneer Investment
Executive Officer of the Fund   elected or earlier retirement   Management USA Inc. ("PIM-USA");
                                or removal.                     Chairman and a director of
                                                                Pioneer; Chairman and Director
                                                                of Pioneer Institutional Asset
                                                                Management, Inc. (since 2006);
                                                                Director of Pioneer Alternative
                                                                Investment Management Limited
                                                                (Dublin) (until October 2011);
                                                                President and a director of
                                                                Pioneer Alternative Investment
                                                                Management (Bermuda) Limited and
                                                                affiliated funds; Deputy Chairman
                                                                and a director of Pioneer Global
                                                                Asset Management S.p.A. ("PGAM")
                                                                (until April 2010); Director of
                                                                Nano-C, Inc. (since 2003);
                                                                Director of Cole Management Inc.
                                                                (2004 - 2011); Director of
                                                                Fiduciary Counseling, Inc. (until
                                                                December 2011); President of all
                                                                of the Pioneer Funds; and
                                                                Retired. Partner, Wilmer Cutler
                                                                Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*       Trustee since 2007. Serves      Director, CEO and President of    None
Trustee and Executive Vice      until a successor trustee is    PIM-USA (since February 2007);
President                       elected or earlier retirement   Director and President of
                                or removal.                     Pioneer and Pioneer
                                                                Institutional Asset Management,
                                                                Inc. (since February 2007);
                                                                Executive Vice President of all
                                                                of the Pioneer Funds (since
                                                                March 2007); Director of PGAM
                                                                (2007 - 2010); Head of New
                                                                Europe Division, PGAM (2000 -
                                                                2005); Head of New Markets
                                                                Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 125

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                Other Directorships
Position held with the Fund     Length of Service               Principal Occupation              Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)      Since 2010. Serves at the       Vice President and Associate      None
Secretary                       discretion of the Board.        General Counsel of Pioneer since
                                                                January 2008 and Secretary of
                                                                all of the Pioneer Funds since
                                                                June 2010; Assistant Secretary
                                                                of all of the Pioneer Funds from
                                                                September 2003 to May 2010; and
                                                                Vice President and Senior
                                                                Counsel of Pioneer from July
                                                                2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)          Since 2010. Serves at the       Fund Governance Director of       None
Assistant Secretary             discretion of the Board.        Pioneer since December 2006 and
                                                                Assistant Secretary of all the
                                                                Pioneer Funds since June 2010;
                                                                Manager - Fund Governance of
                                                                Pioneer from December 2003 to
                                                                November 2006; and Senior
                                                                Paralegal of Pioneer from
                                                                January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49) Assistant     Since 2010. Serves at the       Counsel of Pioneer since June     None
Secretary                       discretion of the Board.        2007 and Assistant Secretary of
                                                                all the Pioneer Funds since June
                                                                2010; and Vice President and
                                                                Counsel at State Street Bank
                                                                from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52) Treasurer  Since 2008. Serves at the       Vice President - Fund Treasury    None
and Chief Financial and         discretion of the Board.        of Pioneer; Treasurer of all of
Accounting Officer of the Fund                                  the Pioneer Funds since March
                                                                2008; Deputy Treasurer of
                                                                Pioneer from March 2004 to
                                                                February 2008; and Assistant
                                                                Treasurer of all of the Pioneer
                                                                Funds from March 2004 to
                                                                February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)           Since 2000. Serves at the       Assistant Vice President - Fund   None
Assistant Treasurer             discretion of the Board.        Treasury of Pioneer; and
                                                                Assistant Treasurer of all of
                                                                the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54) Assistant    Since 2002. Serves at the       Fund Accounting Manager - Fund    None
Treasurer                       discretion of the Board.        Treasury of Pioneer; and
                                                                Assistant Treasurer of all of
                                                                the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------

126 Pioneer Strategic Income Fund | Annual Report | 9/30/12

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                Other Directorships
Position held with the Fund     Length of Service               Principal Occupation              Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)           Since 2009. Serves at the       Fund Administration Manager -     None
Assistant Treasurer             discretion of the Board.        Fund Treasury of Pioneer since
                                                                November 2008; Assistant
                                                                Treasurer of all of the Pioneer
                                                                Funds since January 2009; and
                                                                Client Service Manager -
                                                                Institutional Investor Services
                                                                at State Street Bank from March
                                                                2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)            Since 2010. Serves at the       Chief Compliance Officer of       None
Chief Compliance Officer        discretion of the Board.        Pioneer and of all the Pioneer
                                                                Funds since March 2010; Director
                                                                of Adviser and Portfolio
                                                                Compliance at Pioneer since
                                                                October 2005; and Senior
                                                                Compliance Officer for Columbia
                                                                Management Advisers, Inc. from
                                                                October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)           Since 2006. Serves at the       Director--Transfer Agency          None
Anti-Money Laundering Officer   discretion of the Board.        Compliance of Pioneer and
                                                                Anti-Money Laundering Officer
                                                                of all the Pioneer Funds
                                                                since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 127

                           This page for your notes.

128 Pioneer Strategic Income Fund | Annual Report | 9/30/12

                           This page for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 129

                           This page for your notes.

130 Pioneer Strategic Income Fund | Annual Report | 9/30/12

                           This page for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/12 131

                           This page for your notes.

132 Pioneer Strategic Income Fund | Annual Report | 9/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19437-06-1112

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $44,276 in 2012 and approximately $44,286 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended September 30, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2012

* Print the name and title of each signing officer under his or her signature.